Exhibit 1.01

The Middleby Corporation
Conflict Minerals Report

For the year ended December 31, 2022

This report for the year ended December 31, 2022 is presented to comply with Section 13(p) of the Securities Exchange Act of 1934 and Rule 13p-1 (the Rule) and Form SD thereunder. The Rule was adopted by the Securities and Exchange Commission (SEC) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum and tungsten (together with gold, 3TG) for the purposes of this assessment. These requirements apply to registrants, regardless of the geographic origin of the conflict minerals and whether or not they fund armed conflict in the Democratic Republic of Congo (DRC) or an adjoining country (collectively, the Conflict Region). This Conflict Minerals Report has not been audited by an independent private sector auditor.

If during the covered period a registrant can establish that the conflict minerals in its products originated from sources other than the Conflict Region, or from recycled and scrap sources, the registrant must submit a specialized disclosure report under Form SD that describes the steps that the registrant took to determine the origin of the conflict minerals in its products.

If a registrant has reason to believe that any of the conflict minerals in its supply chain may have originated in the Conflict Region, or if the registrant is unable to determine the country of origin of those conflict minerals, then the registrant must also exercise due diligence on the conflict minerals’ source and chain of custody, and the registrant must submit a Conflict Minerals Report for such period to the SEC that includes a description of those due diligence measures.

1)    Company Overview

The Middleby Corporation, a Delaware corporation (Middleby or the company), through its operating subsidiary Middleby Marshall Inc., a Delaware corporation, and its subsidiaries, is a leader in the design, manufacture, marketing, distribution, and service of a broad line of (i) foodservice equipment used in all types of commercial restaurants and institutional kitchens, (ii) food preparation, cooking, baking, chilling and packaging equipment for food processing operations, and (iii) premium kitchen equipment including ranges, ovens, refrigerators, ventilation, dishwashers and outdoor cooking equipment primarily used in the residential market.

Founded in 1888 as a manufacturer of baking ovens, Middleby Marshall Oven Company was acquired in 1983 by TMC Industries Ltd., a publicly traded company that changed its name in 1985 to The Middleby Corporation. The company has established itself as a leading provider of (i) commercial restaurant equipment, (ii) food processing equipment and (iii) residential kitchen equipment as a result of its acquisition of industry leading brands and through the introduction of innovative products within each of these segments.

2)     Products Overview

a)    Commercial foodservice equipment

The products offered by this group include conveyor ovens, combi-ovens, convection ovens, baking ovens, proofing ovens, deck ovens, speed cooking ovens, hydrovection ovens, ranges, fryers, rethermalizers, steam cooking equipment, food warming equipment, catering equipment, heated cabinets, charbroilers, ventless cooking systems, kitchen ventilation, induction cooking equipment, countertop cooking equipment, toasters, griddles, charcoal grills, professional mixers, stainless steel fabrication, custom millwork, professional refrigerators, blast chillers, coldrooms, ice machines, freezers, soft serve ice cream equipment, coffee and beverage dispensing equipment, home and professional craft brewing equipment, fry dispensers, bottle filling and canning equipment, and IoT solutions.

The commercial foodservice equipment is marketed under a portfolio of sixty-eight brands, including Anets®, APW Wyott®, Bakers Pride®, Beech®, BKI®, Blodgett®, Blodgett Combi®, Bloomfield®, Britannia®, Carter-Hoffmann®, Celfrost®, Concordia®, CookTek®, Crown®, CTX®, Desmon®, Deutsche Beverage®, Doyon®, Eswood®, EVO®, Firex®, Follett®, frifri®, Globe®, Goldstein®, Holman®, Houno®, Hydra Rinse®, Icetro®, IMC®, Imperial®, Induc®, Inline Filling Systems®, Jade®, JoeTap®, Josper®, Kloppenberg®, L2F®, Lang®, Lincat®, Marco®, MagiKitch’n®, Market Forge®, Marsal®, Meheen®, Middleby Marshall®, MPC®, Newton CFV®, Nieco®, Nu-Vu®, PerfectFry®, Pitco®, Powerhouse Dynamics®, QualServ®, RAM®, Southbend®, Ss Brewtech®, Star®, Starline®, Sveba Dahlen®, Synesso®, Tank®, Taylor®, Thor®, Toastmaster®, TurboChef®, Ultrafryer®, Varimixer®, Wells®, Wild Goose® and Wunder-Bar®.

b)     Food processing equipment

The products offered by this group include a wide array of cooking and baking solutions, including batch ovens, baking ovens, proofing ovens, conveyor belt ovens, continuous processing ovens, frying systems and automated thermal processing systems. The company also provides a comprehensive portfolio of complementary food preparation equipment such as tumblers, massagers, grinders, slicers, reduction and emulsion systems, mixers, blenders, formers, battering equipment, breading equipment, seeding equipment, water cutting systems, food presses, food suspension equipment, filling and depositing solutions and forming equipment, as well as a variety of automated loading and unloading systems, automated washing systems, auto-guided vehicles, food safety, food handling, freezing, defrosting and packaging equipment. This portfolio of equipment can be integrated to provide customers a highly efficient and customized solution.

The food processing equipment is marketed under a portfolio of twenty-one brands, including Alkar®, Armor Inox®, Auto-Bake®, Baker Thermal Solutions®, Burford®, Colussi Ermes®, Cozzini®, CV-Tek ®, Danfotech®, Drake®, Escher®, Glimek®, Hinds-Bock®, Key-Log®, Maurer-Atmos®, MP Equipment®, Pacproinc®, Proxaut®, RapidPak®, Scanico®, Spooner Vicars®, Stewart Systems®, Sveba Dahlen®, Thurne® and Ve.Ma.C.® and Visionpak®.

c)     Residential kitchen equipment

The Residential Kitchen Equipment Group manufactures, sells and distributes kitchen equipment for the residential market. Principal product lines of this group are ranges, cookers, stoves, cooktops, microwaves, ovens, refrigerators, dishwashers, undercounter refrigeration, wine cellars, ice machines, beer dispensers, ventilation equipment, mixers, rotisseries and outdoor cooking equipment.

These products are sold and marketed under a portfolio of twenty-two brands, including, AGA®, AGA Cookshop®, Brava®, Char-Griller®, EVO®, Kamado Joe®, La Cornue®, Leisure Sinks®, Lynx®, Marvel®, Masterbuilt®, Mercury®, Novy®, Rangemaster®, Rayburn®, Redfyre®, Sedona®, Ss Brewtech®, Stanley®, TurboChef®, U-Line®, Varimixer® and Viking®.

3)     Supply Chain Overview

The company’s business depends on an extensive global network of suppliers to provide the materials, parts and services to make its final products. As a downstream company, generally there are multiple tiers between the company and its suppliers and the source of raw materials that enter the manufacturing process. The composition of the company’s supply chain makes it challenging to identify the origin of 3TG used in its products. Therefore, the company must rely on its direct suppliers to work with upstream suppliers to provide accurate information (e.g., through the reasonable country of origin inquiry described below) about the origin of 3TG in the materials and parts that the company purchases.

4)     Reasonable Country of Origin Inquiry (RCOI) and RCOI Conclusion

Based on an analysis of its products, the company determined that its products contain 3TG necessary to the functionality or production of those products. Therefore, the company is subject to the reporting obligations of the Rule.

Due to the breadth and complexity of the company’s products and the size and complexity of its supply chain, it is difficult to identify those sources upstream from our direct suppliers.

After conducting a good faith RCOI, the company did not have sufficient information from its suppliers or other sources to determine whether the conflict minerals contained in its products originated in the Conflict Region or are from recycled or scrap sources. As a result, the company conducted due diligence and developed a conflict minerals program.

5)     Design of Conflict Minerals Program

The company has established a conflict minerals program to conduct due diligence on the source and chain of custody of the necessary 3TG contained in the company’s products. The company’s due diligence program has been designed to conform, in all material respects, with the internationally recognized framework presented by The Organisation for Economic Co-operation and Development (OECD) in the publication OECD (2016) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition and the related supplements for 3TG (OECD Guidance).

6)     Due Diligence Steps Performed

The due diligence steps performed by the company are set forth below according to the five-step framework established by the OECD Guidance:

Step One: Establish Strong Company Management Systems

The company’s policy with respect to the sourcing of conflict minerals can be found at www.middleby.com, under the heading “Investors”. The content of the company’s website is referenced in this report for general information only and is not incorporated by reference in this report.

The company has in place a management structure to support supply chain due diligence related to conflict minerals. This includes an executive steering committee led by the director of global supply chain and the corporate controller, which are responsible for the company’s due diligence strategy, as well as reporting under the Rule.

The company has contracted with a third-party service provider to assist with the supplier outreach processes.

The company is following its established records retention policy, which requires it to maintain records related to SEC filings such as the conflict minerals reporting for a specified number of years.

The company’s senior management is briefed about the company’s practices with respect to 3TG due diligence.

Step Two: Identify and Assess Risks in the Supply Chain

Middleby does not directly source any conflict minerals that may be used in the products it manufactures or contracts to manufacture. Therefore, the company must rely solely on its upstream supply chain to assist with the required due diligence efforts. Accordingly, the company implemented the following measures as part of its due diligence program related to conflict minerals:

Compiled a list of suppliers (Supplier Group) that provide raw materials and components used in the manufacturing of all Middleby products and determined to be in-scope for regulatory purposes (i.e., provided raw materials and components that may include conflict minerals);

Contacted the identified suppliers and, using the Responsible Minerals Initiative's (RMI) Conflict Minerals Reporting Template, requested from those suppliers confirmation of the presence of conflict minerals in the raw materials or components they supplied to Middleby and information regarding the origin of those minerals;

Established an initial deadline for suppliers to provide the requested information and documentation;

Performed follow-up with unresponsive suppliers to request compliance with its requests for information and documentation;

Reviewed and analyzed information on smelters or refiners contained in the responses by comparing the reported smelters and refiners to the RMI's Conflict-Free Smelter Program list;

Identified suppliers that appear to require further due diligence on the source and chain of custody of the necessary conflict minerals provided to Middleby; and

Followed up with suppliers, and performed additional due diligence on the supply chain of suppliers, that:

Reported potentially sourcing conflict minerals from the Conflict Region;

Provided data indicating sourcing or potentially sourcing from a mine located in the Conflict Region; or

Did not provide full information in response to the company’s inquiries.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

The company has a risk management plan to address concerns that a supplier may be providing components that contain 3TG sourced from the Conflict Region.

If a supplier indicates that it directly or indirectly sources 3TG from the Conflict Region, the company requests additional information from such supplier. If a supplier is confirmed to provide materials for company products that contain 3TG sourced from the Conflict Region, the company program risk management procedures allow for mitigation steps, including conducting a review with the program managers from the affected business segments to determine appropriate next steps.

During 2022, Middleby did not identify any instance where it was necessary to implement risk mitigation efforts, temporarily suspend its relationship or disengage with a member of the Supplier Group.

Step Four: Carry out Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

As Middleby does not directly source any conflict minerals used in its products, the company did not engage in any third-party audits of smelters or refiners that may be in its supply chain. However, the company continues to support the RMI's efforts to influence smelters and refiners to become certified through its Conflict-Free Smelter Program and encourages its upstream suppliers to utilize these certified smelters and refiners when sourcing conflict minerals.

Step Five: Report Annually on Supply Chain Due Diligence

A copy of this Conflict Minerals Report, along with a copy of the company’s Conflict Minerals Policy, is available on the company’s website at www.middleby.com under the heading “Investors.”

7)    Due Diligence Results

As a result of the company’s due diligence for the year ended December 31, 2022, Middleby was unable to determine the origin of all of the conflict minerals contained in its products or whether such conflict minerals directly or indirectly financed or benefited armed groups in the Conflict Region.

Due to the breadth and complexity of the company’s products and the size and complexity of the company’s supply chain, it will take additional time and resources for many of the company’s suppliers to verify the origin of the minerals contained in the materials that they supply to us, and they may not be successful in their efforts. Even then, Middleby’s due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals.

As discussed throughout this report, the most difficult challenge is identifying and obtaining reliable and useful information from upstream suppliers with which Middleby may not have a relationship. Because information generally has been provided at a company or divisional level and has not been tied to the company’s specific products, the company has not obtained sufficient information to identify the facilities that sourced 3TG included in the company’s products, or to identify the country of origin of such 3TG. While some survey responses identified suppliers within the Supplier Group that indicated they used smelters or mines from the Conflict Region, those responses stated that those suppliers sourced from multiple smelters and mines, and also did not disclose a full product line that would enable the company to tie a specific mine to one of its products.

Annex A hereto contains a list of known smelters that may be in our supply chain for the     products we manufacture or contract to manufacture. Such smelters have been recognized in the RMI's Conflict-Free Smelter Program list.

8)    Steps to be Taken to Mitigate Risk

Middleby continues to look for ways to improve its conflict minerals due diligence process and to mitigate any risk that conflict minerals in its products could benefit armed groups in the Conflict Region. Specifically, the company is undertaking, and will continue to undertake, the following steps:

Engage unresponsive suppliers with a view toward obtaining additional information regarding those suppliers that have not responded to requests for conflict minerals information, ultimately seeking to have responses from suppliers detailing:

the use of necessary conflict minerals in the materials or components they supply to the company;

the country of origin of those conflict minerals;

the use of scrap or recycled sources in those conflict minerals; and

the source and chain of custody of those conflict minerals originating in the Conflict Region and not obtained from scrap or recycled sources;

Engage those suppliers that have responded to the company’s request for conflict mineral information, but where the responses received were incomplete or had inconsistencies within the data the supplier reported in the RMI Conflict Minerals Reporting Template;

Continue to define our third party service provider's role in the gathering and processing of the information required for the RCOI and due diligence processes;

Work with upstream suppliers to educate them on the necessary processes they need to undertake in order to allow them to assist the company in performing the due diligence under the OECD Guidance;

Review supplier contracts in an effort to determine the inclusion of specific language on the use of conflict minerals in the materials or components supplied to Middleby; and

Continue developing a strategy for mitigating the risk that the conflict minerals in the company’s supply chain may have originated from the Conflict Region.

Forward-Looking Statements

Certain statements in this Conflict Minerals Report are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about Middleby’s business. Forward-looking statements by their nature address matters that are, to different degrees, uncertain and often contain words such as “may,” “could,” “expect,” “plan,” “seek,” “believe,” “predict,” “potential” or “continue.” These statements are not guarantees of future performance and involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this Conflict Minerals Report. Such forward-looking statements speak only as of the date on which they are made and Middleby does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Conflict Minerals Report. These forward-looking statements should be considered in the light of the information included in this report and the company’s other filings with the SEC, including, without limitation, the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2023.

Annex A

The following is a list of known smelters that may be in our supply chain for the products we manufacture or contract to manufacture. Such smelters have been recognized in the CFSI's Conflict-Free Smelter Program list.

Metal	Smelter Name	Country of Origin
Gold	8853 S.p.A.	No known country of origin.
Gold	ABC Refinery Pty Ltd.	No known country of origin.
Gold	Abington Reldan Metals, LLC	No known country of origin.
Gold	Advanced Chemical Company	Indonesia
Gold	Advanced Chemical Company	Peru
Gold	Advanced Chemical Company	United States
Gold	African Gold Refinery	No known country of origin.
Gold	Aida Chemical Industries Co., Ltd.	Bolivia
Gold	Aida Chemical Industries Co., Ltd.	Canada
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Peru
Gold	Aida Chemical Industries Co., Ltd.	Portugal
Gold	Aida Chemical Industries Co., Ltd.	Recycle/Scrap
Gold	Aida Chemical Industries Co., Ltd.	Spain
Gold	Al Etihad Gold Refinery DMCC	No known country of origin.
Gold	Albino Mountinho Lda.	No known country of origin.
Gold	Alexy Metals	No known country of origin.
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Brazil
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	China
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Japan
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Laos
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Nigeria
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Philippines
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Recycle/Scrap
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Sierra Leone
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Thailand
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Argentina
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Australia
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Brazil
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Canada
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Chile
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	China
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	DRC- Congo (Kinshasa)
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Germany
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Japan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Mexico
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Peru
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Switzerland

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	United States
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Zambia
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Australia
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	South Africa
Gold	Argor-Heraeus S.A.	Argentina
Gold	Argor-Heraeus S.A.	Chile
Gold	Argor-Heraeus S.A.	China
Gold	Argor-Heraeus S.A.	Hong Kong
Gold	Argor-Heraeus S.A.	Indonesia
Gold	Argor-Heraeus S.A.	Philippines
Gold	Argor-Heraeus S.A.	Singapore
Gold	Argor-Heraeus S.A.	South Africa
Gold	Argor-Heraeus S.A.	Switzerland
Gold	Asahi Pretec Corp.	Argentina
Gold	Asahi Pretec Corp.	Australia
Gold	Asahi Pretec Corp.	Austria
Gold	Asahi Pretec Corp.	Belgium
Gold	Asahi Pretec Corp.	Bolivia
Gold	Asahi Pretec Corp.	Brazil
Gold	Asahi Pretec Corp.	Cambodia
Gold	Asahi Pretec Corp.	Canada
Gold	Asahi Pretec Corp.	Chile
Gold	Asahi Pretec Corp.	China
Gold	Asahi Pretec Corp.	Colombia
Gold	Asahi Pretec Corp.	Czech Republic
Gold	Asahi Pretec Corp.	Djibouti
Gold	Asahi Pretec Corp.	Ecuador
Gold	Asahi Pretec Corp.	Egypt
Gold	Asahi Pretec Corp.	Estonia
Gold	Asahi Pretec Corp.	Ethiopia
Gold	Asahi Pretec Corp.	France
Gold	Asahi Pretec Corp.	Germany

Gold	Asahi Pretec Corp.	Guinea
Gold	Asahi Pretec Corp.	Guyana
Gold	Asahi Pretec Corp.	Hong Kong
Gold	Asahi Pretec Corp.	Hungary
Gold	Asahi Pretec Corp.	India
Gold	Asahi Pretec Corp.	Indonesia
Gold	Asahi Pretec Corp.	Ireland
Gold	Asahi Pretec Corp.	Israel
Gold	Asahi Pretec Corp.	Ivory Coast
Gold	Asahi Pretec Corp.	Japan
Gold	Asahi Pretec Corp.	Kazakhstan
Gold	Asahi Pretec Corp.	Korea, Republic of
Gold	Asahi Pretec Corp.	Laos
Gold	Asahi Pretec Corp.	Luxembourg
Gold	Asahi Pretec Corp.	Madagascar
Gold	Asahi Pretec Corp.	Malaysia
Gold	Asahi Pretec Corp.	Mexico
Gold	Asahi Pretec Corp.	Mongolia
Gold	Asahi Pretec Corp.	Myanmar
Gold	Asahi Pretec Corp.	Namibia
Gold	Asahi Pretec Corp.	Netherlands
Gold	Asahi Pretec Corp.	Nigeria
Gold	Asahi Pretec Corp.	Papua New Guinea
Gold	Asahi Pretec Corp.	Peru
Gold	Asahi Pretec Corp.	Portugal
Gold	Asahi Pretec Corp.	Recycle/Scrap
Gold	Asahi Pretec Corp.	Russian Federation
Gold	Asahi Pretec Corp.	Sierra Leone
Gold	Asahi Pretec Corp.	Singapore
Gold	Asahi Pretec Corp.	Slovakia
Gold	Asahi Pretec Corp.	Spain
Gold	Asahi Pretec Corp.	Suriname
Gold	Asahi Pretec Corp.	Taiwan
Gold	Asahi Pretec Corp.	Thailand
Gold	Asahi Pretec Corp.	United Kingdom
Gold	Asahi Pretec Corp.	United Kingdom
Gold	Asahi Pretec Corp.	United States
Gold	Asahi Pretec Corp.	Uzbekistan
Gold	Asahi Pretec Corp.	Viet Nam
Gold	Asahi Pretec Corp.	Zimbabwe
Gold	Asahi Refining Canada Ltd.	Australia
Gold	Asahi Refining Canada Ltd.	Canada
Gold	Asahi Refining Canada Ltd.	Japan
Gold	Asahi Refining USA Inc.	Australia
Gold	Asahi Refining USA Inc.	Australia

Gold	Asahi Refining USA Inc.	Bermuda
Gold	Asahi Refining USA Inc.	Canada
Gold	Asahi Refining USA Inc.	Canada
Gold	Asahi Refining USA Inc.	Chile
Gold	Asahi Refining USA Inc.	China
Gold	Asahi Refining USA Inc.	China
Gold	Asahi Refining USA Inc.	Hong Kong
Gold	Asahi Refining USA Inc.	Hong Kong
Gold	Asahi Refining USA Inc.	Indonesia
Gold	Asahi Refining USA Inc.	Malaysia
Gold	Asahi Refining USA Inc.	Malaysia
Gold	Asahi Refining USA Inc.	Peru
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	Uzbekistan
Gold	Asaka Riken Co., Ltd.	Armenia
Gold	Asaka Riken Co., Ltd.	Burundi
Gold	Asaka Riken Co., Ltd.	Japan
Gold	Asaka Riken Co., Ltd.	Mexico
Gold	Asaka Riken Co., Ltd.	Mozambique
Gold	Asaka Riken Co., Ltd.	Niger
Gold	Asaka Riken Co., Ltd.	Nigeria
Gold	Asaka Riken Co., Ltd.	Recycle/Scrap
Gold	Asaka Riken Co., Ltd.	Rwanda
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Australia
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Brazil
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Indonesia
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	AU Traders and Refiners	No known country of origin.
Gold	Augmont Enterprises Private Limited	No known country of origin.
Gold	Aurubis AG	Brazil
Gold	Aurubis AG	Canada
Gold	Aurubis AG	China
Gold	Aurubis AG	Germany
Gold	Aurubis AG	Hong Kong
Gold	Aurubis AG	Indonesia
Gold	Aurubis AG	Japan
Gold	Aurubis AG	Recycle/Scrap
Gold	Aurubis AG	United States
Gold	Aurubis AG	United States
Gold	Bangalore Refinery	No known country of origin.
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Brazil
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Canada

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	China
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Indonesia
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Italy
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Boliden AB	Canada
Gold	Boliden AB	China
Gold	Boliden AB	Finland
Gold	Boliden AB	Indonesia
Gold	Boliden AB	Ireland
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Gold	C. Hafner GmbH + Co. KG	Australia
Gold	C. Hafner GmbH + Co. KG	Brazil
Gold	C. Hafner GmbH + Co. KG	Chile
Gold	C. Hafner GmbH + Co. KG	China
Gold	C. Hafner GmbH + Co. KG	Germany
Gold	C. Hafner GmbH + Co. KG	Japan
Gold	C. Hafner GmbH + Co. KG	Peru
Gold	C.I Metales Procesados Industriales SAS	No known country of origin.
Gold	Caridad	Bolivia
Gold	Caridad	Chile
Gold	Caridad	China
Gold	Caridad	Japan
Gold	Caridad	Korea, Republic of
Gold	Caridad	Mexico
Gold	Caridad	Mexico
Gold	CCR Refinery - Glencore Canada Corporation	Argentina
Gold	CCR Refinery - Glencore Canada Corporation	Australia
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Chile
Gold	CCR Refinery - Glencore Canada Corporation	China
Gold	CCR Refinery - Glencore Canada Corporation	DRC- Congo (Kinshasa)
Gold	CCR Refinery - Glencore Canada Corporation	DRC- Congo (Kinshasa)
Gold	CCR Refinery - Glencore Canada Corporation	Germany

Gold	CCR Refinery - Glencore Canada Corporation	Indonesia
Gold	CCR Refinery - Glencore Canada Corporation	Japan
Gold	CCR Refinery - Glencore Canada Corporation	Japan
Gold	CCR Refinery - Glencore Canada Corporation	Peru
Gold	CCR Refinery - Glencore Canada Corporation	Switzerland
Gold	CCR Refinery - Glencore Canada Corporation	United States
Gold	CCR Refinery - Glencore Canada Corporation	Zambia
Gold	Cendres + Metaux S.A.	Australia
Gold	Cendres + Metaux S.A.	Germany
Gold	Cendres + Metaux S.A.	Recycle/Scrap
Gold	Cendres + Metaux S.A.	Switzerland
Gold	CGR Metalloys Pvt Ltd.	No known country of origin.
Gold	Chimet S.p.A.	Australia
Gold	Chimet S.p.A.	Italy
Gold	Chimet S.p.A.	Mexico
Gold	Chimet S.p.A.	Recycle/Scrap
Gold	Chimet S.p.A.	Turkey
Gold	Chugai Mining	Australia
Gold	Chugai Mining	Canada
Gold	Chugai Mining	Chile
Gold	Chugai Mining	Indonesia
Gold	Chugai Mining	Japan
Gold	Chugai Mining	Japan
Gold	Chugai Mining	Japan
Gold	Chugai Mining	Japan
Gold	Chugai Mining	Peru
Gold	Chugai Mining	United States
Gold	Daye Non-Ferrous Metals Mining Ltd.	Australia
Gold	Daye Non-Ferrous Metals Mining Ltd.	Belgium
Gold	Daye Non-Ferrous Metals Mining Ltd.	Canada
Gold	Daye Non-Ferrous Metals Mining Ltd.	Chile
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	Hong Kong
Gold	Daye Non-Ferrous Metals Mining Ltd.	Japan
Gold	Daye Non-Ferrous Metals Mining Ltd.	Malaysia
Gold	Daye Non-Ferrous Metals Mining Ltd.	Mexico
Gold	Daye Non-Ferrous Metals Mining Ltd.	Singapore
Gold	Daye Non-Ferrous Metals Mining Ltd.	South Africa
Gold	Daye Non-Ferrous Metals Mining Ltd.	Switzerland
Gold	Daye Non-Ferrous Metals Mining Ltd.	United Kingdom
Gold	Daye Non-Ferrous Metals Mining Ltd.	United States
Gold	Daye Non-Ferrous Metals Mining Ltd.	Uzbekistan

Gold	Degussa Sonne / Mond Goldhandel GmbH	No known country of origin.
Gold	Dijllah Gold Refinery FZC	No known country of origin.
Gold	Dongwu Gold Group	No known country of origin.
Gold	Dowa	Argentina
Gold	Dowa	Australia
Gold	Dowa	Austria
Gold	Dowa	Belgium
Gold	Dowa	Bolivia
Gold	Dowa	Brazil
Gold	Dowa	Cambodia
Gold	Dowa	Canada
Gold	Dowa	Canada
Gold	Dowa	Canada
Gold	Dowa	Canada
Gold	Dowa	Canada
Gold	Dowa	Chile
Gold	Dowa	China
Gold	Dowa	Colombia
Gold	Dowa	Czech Republic
Gold	Dowa	Djibouti
Gold	Dowa	Ecuador
Gold	Dowa	Egypt
Gold	Dowa	Estonia
Gold	Dowa	Ethiopia
Gold	Dowa	France
Gold	Dowa	Germany
Gold	Dowa	Guyana
Gold	Dowa	Hong Kong
Gold	Dowa	Hong Kong
Gold	Dowa	Hungary
Gold	Dowa	India
Gold	Dowa	Indonesia
Gold	Dowa	Indonesia
Gold	Dowa	Ireland
Gold	Dowa	Israel
Gold	Dowa	Ivory Coast
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Kazakhstan
Gold	Dowa	Korea, Republic of
Gold	Dowa	Laos
Gold	Dowa	Luxembourg
Gold	Dowa	Madagascar
Gold	Dowa	Malaysia

Gold	Dowa	Mexico
Gold	Dowa	Mongolia
Gold	Dowa	Myanmar
Gold	Dowa	Namibia
Gold	Dowa	Netherlands
Gold	Dowa	Nigeria
Gold	Dowa	Peru
Gold	Dowa	Philippines
Gold	Dowa	Portugal
Gold	Dowa	Russian Federation
Gold	Dowa	Sierra Leone
Gold	Dowa	Singapore
Gold	Dowa	Slovakia
Gold	Dowa	Spain
Gold	Dowa	Suriname
Gold	Dowa	Switzerland
Gold	Dowa	Taiwan
Gold	Dowa	Thailand
Gold	Dowa	United Kingdom
Gold	Dowa	United States
Gold	Dowa	United States
Gold	Dowa	Viet Nam
Gold	Dowa	Zimbabwe
Gold	DSC (Do Sung Corporation)	Australia
Gold	DSC (Do Sung Corporation)	Brazil
Gold	DSC (Do Sung Corporation)	Korea, Republic of
Gold	DSC (Do Sung Corporation)	Recycle/Scrap
Gold	DSC (Do Sung Corporation)	South Africa
Gold	Eco-System Recycling Co., Ltd. East Plant	Australia
Gold	Eco-System Recycling Co., Ltd. East Plant	Bolivia
Gold	Eco-System Recycling Co., Ltd. East Plant	Canada
Gold	Eco-System Recycling Co., Ltd. East Plant	Indonesia
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan
Gold	Eco-System Recycling Co., Ltd. East Plant	Mozambique
Gold	Eco-System Recycling Co., Ltd. East Plant	Recycle/Scrap
Gold	Eco-System Recycling Co., Ltd. North Plant	No known country of origin.
Gold	Eco-System Recycling Co., Ltd. West Plant	No known country of origin.
Gold	Emerald Jewel Industry India Limited (Unit 1)	No known country of origin.
Gold	Emerald Jewel Industry India Limited (Unit 2)	No known country of origin.
Gold	Emerald Jewel Industry India Limited (Unit 3)	No known country of origin.
Gold	Emerald Jewel Industry India Limited (Unit 4)	No known country of origin.
Gold	Emirates Gold DMCC	United Arab Emirates
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
Gold	Fujairah Gold FZC	No known country of origin.
Gold	Geib Refining Corporation	China

Gold	Geib Refining Corporation	China
Gold	Geib Refining Corporation	United States
Gold	Geib Refining Corporation	United States
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	No known country of origin.
Gold	Gold by Gold Colombia	No known country of origin.
Gold	Gold Coast Refinery	No known country of origin.
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Australia
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Bolivia
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Brazil
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Canada
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Indonesia
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Japan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Kyrgyzstan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Kyrgyzstan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Malaysia
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Mongolia
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Mongolia
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Mozambique
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Papua New Guinea
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Papua New Guinea
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Peru
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Peru
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Poland
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Russian Federation
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Russian Federation
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Tajikistan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Tajikistan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Tajikistan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Tajikistan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Tajikistan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	Tajikistan
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	Russian Federation
Gold	Guangdong Jinding Gold Limited	Australia
Gold	Guangdong Jinding Gold Limited	Brazil

Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong Jinding Gold Limited	Peru
Gold	Guangdong Jinding Gold Limited	Taiwan
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Korea, Republic of
Gold	Heimerle + Meule GmbH	Australia
Gold	Heimerle + Meule GmbH	Austria
Gold	Heimerle + Meule GmbH	Canada
Gold	Heimerle + Meule GmbH	China
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Hong Kong
Gold	Heimerle + Meule GmbH	Jersey
Gold	Heimerle + Meule GmbH	Malaysia
Gold	Heimerle + Meule GmbH	Mexico
Gold	Heimerle + Meule GmbH	Mongolia
Gold	Heimerle + Meule GmbH	Mozambique
Gold	Heimerle + Meule GmbH	Philippines
Gold	Heimerle + Meule GmbH	Recycle/Scrap
Gold	Heimerle + Meule GmbH	South Africa
Gold	Heraeus Metals Hong Kong Ltd.	Australia
Gold	Heraeus Metals Hong Kong Ltd.	Canada
Gold	Heraeus Metals Hong Kong Ltd.	China
Gold	Heraeus Metals Hong Kong Ltd.	France
Gold	Heraeus Metals Hong Kong Ltd.	Germany
Gold	Heraeus Metals Hong Kong Ltd.	Hong Kong
Gold	Heraeus Metals Hong Kong Ltd.	Japan
Gold	Heraeus Metals Hong Kong Ltd.	Laos
Gold	Heraeus Metals Hong Kong Ltd.	Laos
Gold	Heraeus Metals Hong Kong Ltd.	Malaysia
Gold	Heraeus Metals Hong Kong Ltd.	Mozambique
Gold	Heraeus Metals Hong Kong Ltd.	Peru
Gold	Heraeus Metals Hong Kong Ltd.	Philippines
Gold	Heraeus Metals Hong Kong Ltd.	Philippines
Gold	Heraeus Metals Hong Kong Ltd.	Singapore
Gold	Heraeus Metals Hong Kong Ltd.	South Africa
Gold	Heraeus Metals Hong Kong Ltd.	Switzerland
Gold	Heraeus Metals Hong Kong Ltd.	Taiwan
Gold	Heraeus Metals Hong Kong Ltd.	Thailand
Gold	Heraeus Metals Hong Kong Ltd.	Viet Nam
Gold	Heraeus Precious Metals GmbH & Co. KG	Australia
Gold	Heraeus Precious Metals GmbH & Co. KG	Bolivia
Gold	Heraeus Precious Metals GmbH & Co. KG	Chile
Gold	Heraeus Precious Metals GmbH & Co. KG	China
Gold	Heraeus Precious Metals GmbH & Co. KG	China

Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Hong Kong
Gold	Heraeus Precious Metals GmbH & Co. KG	Jersey
Gold	Heraeus Precious Metals GmbH & Co. KG	Malaysia
Gold	Heraeus Precious Metals GmbH & Co. KG	Peru
Gold	Heraeus Precious Metals GmbH & Co. KG	Saudi Arabia
Gold	Heraeus Precious Metals GmbH & Co. KG	Switzerland
Gold	Heraeus Precious Metals GmbH & Co. KG	Turkey
Gold	Heraeus Precious Metals GmbH & Co. KG	United Arab Emirates
Gold	Heraeus Precious Metals GmbH & Co. KG	United States
Gold	Heraeus Precious Metals GmbH & Co. KG	United States
Gold	Hunan Chenzhou Mining Co., Ltd.	Australia
Gold	Hunan Chenzhou Mining Co., Ltd.	Canada
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Gold	Hunan Chenzhou Mining Co., Ltd.	Mozambique
Gold	Hunan Chenzhou Mining Co., Ltd.	Switzerland
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	No known country of origin.
Gold	HwaSeong CJ CO., LTD.	Australia
Gold	HwaSeong CJ CO., LTD.	Canada
Gold	HwaSeong CJ CO., LTD.	China
Gold	HwaSeong CJ CO., LTD.	Hong Kong
Gold	HwaSeong CJ CO., LTD.	Japan
Gold	HwaSeong CJ CO., LTD.	Korea, Republic of
Gold	HwaSeong CJ CO., LTD.	Mexico
Gold	HwaSeong CJ CO., LTD.	United States
Gold	Industrial Refining Company	No known country of origin.
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Mexico
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Mexico
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Mongolia
Gold	International Precious Metal Refiners	No known country of origin.
Gold	Ishifuku Metal Industry Co., Ltd.	Australia
Gold	Ishifuku Metal Industry Co., Ltd.	Canada
Gold	Ishifuku Metal Industry Co., Ltd.	China
Gold	Ishifuku Metal Industry Co., Ltd.	Japan
Gold	Ishifuku Metal Industry Co., Ltd.	United States
Gold	Istanbul Gold Refinery	Turkey
Gold	Istanbul Gold Refinery	Turkey
Gold	Italpreziosi	No known country of origin.
Gold	JALAN & Company	No known country of origin.
Gold	Japan Mint	Australia
Gold	Japan Mint	Italy

Gold	Japan Mint	Japan
Gold	Japan Mint	Mexico
Gold	Jiangxi Copper Co., Ltd.	Chile
Gold	Jiangxi Copper Co., Ltd.	China
Gold	Jiangxi Copper Co., Ltd.	Japan
Gold	Jiangxi Copper Co., Ltd.	Rwanda
Gold	Jiangxi Copper Co., Ltd.	United States
Gold	Jiangxi Copper Co., Ltd.	United States
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Australia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Canada
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Japan
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
Gold	JSC Uralelectromed	Australia
Gold	JSC Uralelectromed	Brazil
Gold	JSC Uralelectromed	Russian Federation
Gold	JSC Uralelectromed	Switzerland
Gold	JSC Uralelectromed	Taiwan
Gold	JX Nippon Mining & Metals Co., Ltd.	Chile
Gold	JX Nippon Mining & Metals Co., Ltd.	Chile
Gold	JX Nippon Mining & Metals Co., Ltd.	Chile
Gold	JX Nippon Mining & Metals Co., Ltd.	Chile
Gold	JX Nippon Mining & Metals Co., Ltd.	Indonesia
Gold	JX Nippon Mining & Metals Co., Ltd.	Saudi Arabia
Gold	JX Nippon Mining & Metals Co., Ltd.	Taiwan
Gold	JX Nippon Mining & Metals Co., Ltd.	United Kingdom
Gold	K.A. Rasmussen	No known country of origin.
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Kazakhmys Smelting LLC	Kazakhstan
Gold	Kazakhmys Smelting LLC	Kyrgyzstan
Gold	Kazzinc	Australia
Gold	Kazzinc	Australia
Gold	Kazzinc	China
Gold	Kazzinc	Japan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Peru
Gold	Kazzinc	Peru
Gold	Kazzinc	Switzerland
Gold	Kazzinc	Taiwan
Gold	Kennecott Utah Copper LLC	China

Gold	Kennecott Utah Copper LLC	United States
Gold	KGHM Polska Miedz Spolka Akcyjna	Chile
Gold	Kojima Chemicals Co., Ltd.	Argentina
Gold	Kojima Chemicals Co., Ltd.	Australia
Gold	Kojima Chemicals Co., Ltd.	Austria
Gold	Kojima Chemicals Co., Ltd.	Belgium
Gold	Kojima Chemicals Co., Ltd.	Bolivia
Gold	Kojima Chemicals Co., Ltd.	Brazil
Gold	Kojima Chemicals Co., Ltd.	Cambodia
Gold	Kojima Chemicals Co., Ltd.	Canada
Gold	Kojima Chemicals Co., Ltd.	Chile
Gold	Kojima Chemicals Co., Ltd.	China
Gold	Kojima Chemicals Co., Ltd.	Colombia
Gold	Kojima Chemicals Co., Ltd.	Czech Republic
Gold	Kojima Chemicals Co., Ltd.	Djibouti
Gold	Kojima Chemicals Co., Ltd.	Ecuador
Gold	Kojima Chemicals Co., Ltd.	Egypt
Gold	Kojima Chemicals Co., Ltd.	Estonia
Gold	Kojima Chemicals Co., Ltd.	Ethiopia
Gold	Kojima Chemicals Co., Ltd.	France
Gold	Kojima Chemicals Co., Ltd.	Germany
Gold	Kojima Chemicals Co., Ltd.	Guyana
Gold	Kojima Chemicals Co., Ltd.	Hungary
Gold	Kojima Chemicals Co., Ltd.	India
Gold	Kojima Chemicals Co., Ltd.	Indonesia
Gold	Kojima Chemicals Co., Ltd.	Ireland
Gold	Kojima Chemicals Co., Ltd.	Israel
Gold	Kojima Chemicals Co., Ltd.	Ivory Coast
Gold	Kojima Chemicals Co., Ltd.	Japan
Gold	Kojima Chemicals Co., Ltd.	Japan
Gold	Kojima Chemicals Co., Ltd.	Kazakhstan
Gold	Kojima Chemicals Co., Ltd.	Korea, Republic of
Gold	Kojima Chemicals Co., Ltd.	Laos
Gold	Kojima Chemicals Co., Ltd.	Luxembourg
Gold	Kojima Chemicals Co., Ltd.	Madagascar
Gold	Kojima Chemicals Co., Ltd.	Malaysia
Gold	Kojima Chemicals Co., Ltd.	Mongolia
Gold	Kojima Chemicals Co., Ltd.	Myanmar
Gold	Kojima Chemicals Co., Ltd.	Namibia
Gold	Kojima Chemicals Co., Ltd.	Netherlands
Gold	Kojima Chemicals Co., Ltd.	Nigeria
Gold	Kojima Chemicals Co., Ltd.	Peru
Gold	Kojima Chemicals Co., Ltd.	Portugal
Gold	Kojima Chemicals Co., Ltd.	Russian Federation
Gold	Kojima Chemicals Co., Ltd.	Sierra Leone

Gold	Kojima Chemicals Co., Ltd.	Singapore
Gold	Kojima Chemicals Co., Ltd.	Slovakia
Gold	Kojima Chemicals Co., Ltd.	Spain
Gold	Kojima Chemicals Co., Ltd.	Suriname
Gold	Kojima Chemicals Co., Ltd.	Switzerland
Gold	Kojima Chemicals Co., Ltd.	Taiwan
Gold	Kojima Chemicals Co., Ltd.	Thailand
Gold	Kojima Chemicals Co., Ltd.	United Kingdom
Gold	Kojima Chemicals Co., Ltd.	United States
Gold	Kojima Chemicals Co., Ltd.	Viet Nam
Gold	Kojima Chemicals Co., Ltd.	Zimbabwe
Gold	Korea Zinc Co., Ltd.	No known country of origin.
Gold	Kundan Care Products Ltd.	No known country of origin.
Gold	Kyrgyzaltyn JSC	Australia
Gold	Kyrgyzaltyn JSC	Australia
Gold	Kyrgyzaltyn JSC	Brazil
Gold	Kyrgyzaltyn JSC	Brazil
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO	No known country of origin.
Gold	L'azurde Company For Jewelry	Australia
Gold	L'azurde Company For Jewelry	Canada
Gold	L'azurde Company For Jewelry	Japan
Gold	L'azurde Company For Jewelry	Saudi Arabia
Gold	L'azurde Company For Jewelry	Taiwan
Gold	Lingbao Gold Co., Ltd.	China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Gold	L'Orfebre S.A.	No known country of origin.
Gold	LS-NIKKO Copper Inc.	Australia
Gold	LS-NIKKO Copper Inc.	Brazil
Gold	LS-NIKKO Copper Inc.	Chile
Gold	LS-NIKKO Copper Inc.	China
Gold	LS-NIKKO Copper Inc.	Hong Kong
Gold	LS-NIKKO Copper Inc.	India
Gold	LS-NIKKO Copper Inc.	Indonesia
Gold	LS-NIKKO Copper Inc.	Japan
Gold	LS-NIKKO Copper Inc.	Kazakhstan
Gold	LS-NIKKO Copper Inc.	Korea, Republic of
Gold	LS-NIKKO Copper Inc.	Mexico
Gold	LS-NIKKO Copper Inc.	Peru
Gold	LS-NIKKO Copper Inc.	Singapore
Gold	LS-NIKKO Copper Inc.	South Africa
Gold	LS-NIKKO Copper Inc.	United States

Gold	LT Metal Ltd.	No known country of origin.
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Gold	Marsam Metals	No known country of origin.
Gold	Materion	Argentina
Gold	Materion	Australia
Gold	Materion	Austria
Gold	Materion	Belgium
Gold	Materion	Bolivia
Gold	Materion	Brazil
Gold	Materion	Brazil
Gold	Materion	Cambodia
Gold	Materion	Canada
Gold	Materion	Chile
Gold	Materion	China
Gold	Materion	China
Gold	Materion	Colombia
Gold	Materion	Czech Republic
Gold	Materion	Djibouti
Gold	Materion	Ecuador
Gold	Materion	Egypt
Gold	Materion	Estonia
Gold	Materion	Ethiopia
Gold	Materion	France
Gold	Materion	Germany
Gold	Materion	Guyana
Gold	Materion	Hungary
Gold	Materion	India
Gold	Materion	Indonesia
Gold	Materion	Ireland
Gold	Materion	Israel
Gold	Materion	Ivory Coast
Gold	Materion	Japan
Gold	Materion	Kazakhstan
Gold	Materion	Korea, Republic of
Gold	Materion	Laos
Gold	Materion	Luxembourg
Gold	Materion	Madagascar
Gold	Materion	Malaysia
Gold	Materion	Mongolia
Gold	Materion	Myanmar
Gold	Materion	Namibia
Gold	Materion	Netherlands
Gold	Materion	Nigeria
Gold	Materion	Peru

Gold	Materion	Portugal
Gold	Materion	Russian Federation
Gold	Materion	Sierra Leone
Gold	Materion	Singapore
Gold	Materion	Slovakia
Gold	Materion	Spain
Gold	Materion	Suriname
Gold	Materion	Switzerland
Gold	Materion	Taiwan
Gold	Materion	Thailand
Gold	Materion	United Kingdom
Gold	Materion	United States
Gold	Materion	United States
Gold	Materion	Viet Nam
Gold	Materion	Zimbabwe
Gold	Matsuda Sangyo Co., Ltd.	Australia
Gold	Matsuda Sangyo Co., Ltd.	Canada
Gold	Matsuda Sangyo Co., Ltd.	China
Gold	Matsuda Sangyo Co., Ltd.	Hong Kong
Gold	Matsuda Sangyo Co., Ltd.	Indonesia
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	United Kingdom
Gold	Matsuda Sangyo Co., Ltd.	United States
Gold	MD Overseas	No known country of origin.
Gold	Metal Concentrators SA (Pty) Ltd.	No known country of origin.
Gold	Metallix Refining Inc.	No known country of origin.
Gold	Metalor Technologies (Hong Kong) Ltd.	Australia
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	Hong Kong
Gold	Metalor Technologies (Hong Kong) Ltd.	Japan
Gold	Metalor Technologies (Hong Kong) Ltd.	Peru
Gold	Metalor Technologies (Hong Kong) Ltd.	Switzerland
Gold	Metalor Technologies (Hong Kong) Ltd.	United States
Gold	Metalor Technologies (Singapore) Pte., Ltd.	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Switzerland
Gold	Metalor Technologies (Suzhou) Ltd.	China
Gold	Metalor Technologies (Suzhou) Ltd.	South Africa
Gold	Metalor Technologies S.A.	Belgium
Gold	Metalor Technologies S.A.	Canada
Gold	Metalor Technologies S.A.	China
Gold	Metalor Technologies S.A.	Hong Kong
Gold	Metalor Technologies S.A.	Indonesia
Gold	Metalor Technologies S.A.	Ivory Coast
Gold	Metalor Technologies S.A.	Sweden

Gold	Metalor Technologies S.A.	Switzerland
Gold	Metalor Technologies S.A.	United Kingdom
Gold	Metalor Technologies S.A.	United Kingdom
Gold	Metalor Technologies S.A.	United States
Gold	Metalor USA Refining Corporation	Canada
Gold	Metalor USA Refining Corporation	China
Gold	Metalor USA Refining Corporation	Mexico
Gold	Metalor USA Refining Corporation	Switzerland
Gold	Metalor USA Refining Corporation	United States
Gold	Metalor USA Refining Corporation	United States
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	China
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Mitsubishi Materials Corporation	Austria
Gold	Mitsubishi Materials Corporation	Canada
Gold	Mitsubishi Materials Corporation	Canada
Gold	Mitsubishi Materials Corporation	Chile
Gold	Mitsubishi Materials Corporation	Congo (Brazzaville)
Gold	Mitsubishi Materials Corporation	Hong Kong
Gold	Mitsubishi Materials Corporation	Japan
Gold	Mitsubishi Materials Corporation	Mongolia
Gold	Mitsubishi Materials Corporation	Mozambique
Gold	Mitsubishi Materials Corporation	Papua New Guinea
Gold	Mitsubishi Materials Corporation	United Kingdom
Gold	Mitsui Mining and Smelting Co., Ltd.	Australia
Gold	Mitsui Mining and Smelting Co., Ltd.	Canada
Gold	Mitsui Mining and Smelting Co., Ltd.	China
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
Gold	MMTC-PAMP India Pvt., Ltd.	India
Gold	MMTC-PAMP India Pvt., Ltd.	United States
Gold	Modeltech Sdn Bhd	No known country of origin.
Gold	Morris and Watson	New Zealand
Gold	Morris and Watson	Recycle/Scrap
Gold	Morris and Watson	United States
Gold	Moscow Special Alloys Processing Plant	Bolivia
Gold	Moscow Special Alloys Processing Plant	China
Gold	Moscow Special Alloys Processing Plant	Russian Federation
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Saudi Arabia
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	United Arab Emirates

Gold	Navoi Mining and Metallurgical Combinat	China
Gold	Navoi Mining and Metallurgical Combinat	Indonesia
Gold	Navoi Mining and Metallurgical Combinat	United States
Gold	Navoi Mining and Metallurgical Combinat	United States
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	NH Recytech Company	No known country of origin.
Gold	Nihon Material Co., Ltd.	Australia
Gold	Nihon Material Co., Ltd.	Australia
Gold	Nihon Material Co., Ltd.	Bolivia
Gold	Nihon Material Co., Ltd.	Brazil
Gold	Nihon Material Co., Ltd.	Canada
Gold	Nihon Material Co., Ltd.	Canada
Gold	Nihon Material Co., Ltd.	Chile
Gold	Nihon Material Co., Ltd.	China
Gold	Nihon Material Co., Ltd.	DRC- Congo (Kinshasa)
Gold	Nihon Material Co., Ltd.	Indonesia
Gold	Nihon Material Co., Ltd.	Japan
Gold	Nihon Material Co., Ltd.	Japan
Gold	Nihon Material Co., Ltd.	Malaysia
Gold	Nihon Material Co., Ltd.	Mozambique
Gold	Nihon Material Co., Ltd.	Niger
Gold	Nihon Material Co., Ltd.	Nigeria
Gold	Nihon Material Co., Ltd.	Peru
Gold	Nihon Material Co., Ltd.	Portugal
Gold	Nihon Material Co., Ltd.	Rwanda
Gold	Nihon Material Co., Ltd.	Spain
Gold	Nihon Material Co., Ltd.	Switzerland
Gold	Nihon Material Co., Ltd.	Thailand
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.	Argentina
Gold	Ohura Precious Metal Industry Co., Ltd.	Australia
Gold	Ohura Precious Metal Industry Co., Ltd.	Austria
Gold	Ohura Precious Metal Industry Co., Ltd.	Belgium
Gold	Ohura Precious Metal Industry Co., Ltd.	Bolivia
Gold	Ohura Precious Metal Industry Co., Ltd.	Brazil
Gold	Ohura Precious Metal Industry Co., Ltd.	Cambodia
Gold	Ohura Precious Metal Industry Co., Ltd.	Canada
Gold	Ohura Precious Metal Industry Co., Ltd.	Chile
Gold	Ohura Precious Metal Industry Co., Ltd.	China
Gold	Ohura Precious Metal Industry Co., Ltd.	Colombia
Gold	Ohura Precious Metal Industry Co., Ltd.	Czech Republic

Gold	Ohura Precious Metal Industry Co., Ltd.	Djibouti
Gold	Ohura Precious Metal Industry Co., Ltd.	Ecuador
Gold	Ohura Precious Metal Industry Co., Ltd.	Egypt
Gold	Ohura Precious Metal Industry Co., Ltd.	Estonia
Gold	Ohura Precious Metal Industry Co., Ltd.	Ethiopia
Gold	Ohura Precious Metal Industry Co., Ltd.	France
Gold	Ohura Precious Metal Industry Co., Ltd.	Germany
Gold	Ohura Precious Metal Industry Co., Ltd.	Guyana
Gold	Ohura Precious Metal Industry Co., Ltd.	Hungary
Gold	Ohura Precious Metal Industry Co., Ltd.	India
Gold	Ohura Precious Metal Industry Co., Ltd.	Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.	Ireland
Gold	Ohura Precious Metal Industry Co., Ltd.	Israel
Gold	Ohura Precious Metal Industry Co., Ltd.	Ivory Coast
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	Ohura Precious Metal Industry Co., Ltd.	Kazakhstan
Gold	Ohura Precious Metal Industry Co., Ltd.	Korea, Republic of
Gold	Ohura Precious Metal Industry Co., Ltd.	Laos
Gold	Ohura Precious Metal Industry Co., Ltd.	Luxembourg
Gold	Ohura Precious Metal Industry Co., Ltd.	Madagascar
Gold	Ohura Precious Metal Industry Co., Ltd.	Malaysia
Gold	Ohura Precious Metal Industry Co., Ltd.	Mongolia
Gold	Ohura Precious Metal Industry Co., Ltd.	Myanmar
Gold	Ohura Precious Metal Industry Co., Ltd.	Namibia
Gold	Ohura Precious Metal Industry Co., Ltd.	Netherlands
Gold	Ohura Precious Metal Industry Co., Ltd.	Nigeria
Gold	Ohura Precious Metal Industry Co., Ltd.	Peru
Gold	Ohura Precious Metal Industry Co., Ltd.	Portugal
Gold	Ohura Precious Metal Industry Co., Ltd.	Russian Federation
Gold	Ohura Precious Metal Industry Co., Ltd.	Sierra Leone
Gold	Ohura Precious Metal Industry Co., Ltd.	Singapore
Gold	Ohura Precious Metal Industry Co., Ltd.	Slovakia
Gold	Ohura Precious Metal Industry Co., Ltd.	South Africa
Gold	Ohura Precious Metal Industry Co., Ltd.	Spain
Gold	Ohura Precious Metal Industry Co., Ltd.	Suriname
Gold	Ohura Precious Metal Industry Co., Ltd.	Switzerland
Gold	Ohura Precious Metal Industry Co., Ltd.	Taiwan
Gold	Ohura Precious Metal Industry Co., Ltd.	Thailand
Gold	Ohura Precious Metal Industry Co., Ltd.	United Kingdom
Gold	Ohura Precious Metal Industry Co., Ltd.	United States
Gold	Ohura Precious Metal Industry Co., Ltd.	Viet Nam
Gold	Ohura Precious Metal Industry Co., Ltd.	Zimbabwe
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation

Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation
Gold	OJSC Novosibirsk Refinery	Bolivia
Gold	OJSC Novosibirsk Refinery	Brazil
Gold	OJSC Novosibirsk Refinery	Canada
Gold	OJSC Novosibirsk Refinery	China
Gold	OJSC Novosibirsk Refinery	Italy
Gold	OJSC Novosibirsk Refinery	Italy
Gold	OJSC Novosibirsk Refinery	Malaysia
Gold	OJSC Novosibirsk Refinery	Peru
Gold	OJSC Novosibirsk Refinery	Philippines
Gold	OJSC Novosibirsk Refinery	Russian Federation
Gold	OJSC Novosibirsk Refinery	Russian Federation
Gold	OJSC Novosibirsk Refinery	Russian Federation
Gold	OJSC Novosibirsk Refinery	Switzerland
Gold	PAMP S.A.	Australia
Gold	PAMP S.A.	Canada
Gold	PAMP S.A.	China
Gold	PAMP S.A.	Hong Kong
Gold	PAMP S.A.	Indonesia
Gold	PAMP S.A.	Japan
Gold	PAMP S.A.	Mexico
Gold	PAMP S.A.	South Africa
Gold	PAMP S.A.	Switzerland
Gold	PAMP S.A.	United Kingdom
Gold	PAMP S.A.	United States
Gold	Pease & Curren	No known country of origin.
Gold	Penglai Penggang Gold Industry Co., Ltd.	China
Gold	Planta Recuperadora de Metales SpA	No known country of origin.
Gold	Prioksky Plant of Non-Ferrous Metals	Australia
Gold	Prioksky Plant of Non-Ferrous Metals	Bolivia
Gold	Prioksky Plant of Non-Ferrous Metals	Brazil
Gold	Prioksky Plant of Non-Ferrous Metals	Canada
Gold	Prioksky Plant of Non-Ferrous Metals	China
Gold	Prioksky Plant of Non-Ferrous Metals	Ethiopia
Gold	Prioksky Plant of Non-Ferrous Metals	Germany
Gold	Prioksky Plant of Non-Ferrous Metals	India
Gold	Prioksky Plant of Non-Ferrous Metals	Japan
Gold	Prioksky Plant of Non-Ferrous Metals	Mozambique
Gold	Prioksky Plant of Non-Ferrous Metals	Namibia
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
Gold	Prioksky Plant of Non-Ferrous Metals	Rwanda
Gold	Prioksky Plant of Non-Ferrous Metals	Sierra Leone
Gold	Prioksky Plant of Non-Ferrous Metals	Zimbabwe

Gold	PT Aneka Tambang (Persero) Tbk	Australia
Gold	PT Aneka Tambang (Persero) Tbk	Bolivia
Gold	PT Aneka Tambang (Persero) Tbk	Brazil
Gold	PT Aneka Tambang (Persero) Tbk	Canada
Gold	PT Aneka Tambang (Persero) Tbk	Chile
Gold	PT Aneka Tambang (Persero) Tbk	Ethiopia
Gold	PT Aneka Tambang (Persero) Tbk	Germany
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Malaysia
Gold	PT Aneka Tambang (Persero) Tbk	Peru
Gold	PT Aneka Tambang (Persero) Tbk	Switzerland
Gold	PX Precinox S.A.	Australia
Gold	PX Precinox S.A.	Canada
Gold	PX Precinox S.A.	Mozambique
Gold	PX Precinox S.A.	Switzerland
Gold	QG Refining, LLC	No known country of origin.
Gold	Rand Refinery (Pty) Ltd.	Australia
Gold	Rand Refinery (Pty) Ltd.	Austria
Gold	Rand Refinery (Pty) Ltd.	Canada
Gold	Rand Refinery (Pty) Ltd.	China
Gold	Rand Refinery (Pty) Ltd.	DRC- Congo (Kinshasa)
Gold	Rand Refinery (Pty) Ltd.	Germany
Gold	Rand Refinery (Pty) Ltd.	Ghana
Gold	Rand Refinery (Pty) Ltd.	Ghana
Gold	Rand Refinery (Pty) Ltd.	Guinea
Gold	Rand Refinery (Pty) Ltd.	Hong Kong
Gold	Rand Refinery (Pty) Ltd.	Jersey
Gold	Rand Refinery (Pty) Ltd.	Malaysia
Gold	Rand Refinery (Pty) Ltd.	Mali
Gold	Rand Refinery (Pty) Ltd.	Mali
Gold	Rand Refinery (Pty) Ltd.	Mali
Gold	Rand Refinery (Pty) Ltd.	Mozambique
Gold	Rand Refinery (Pty) Ltd.	Namibia
Gold	Rand Refinery (Pty) Ltd.	Papua New Guinea
Gold	Rand Refinery (Pty) Ltd.	Philippines
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa

Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	Switzerland
Gold	Rand Refinery (Pty) Ltd.	Tanzania
Gold	Refinery of Seemine Gold Co., Ltd.	China
Gold	REMONDIS PMR B.V.	No known country of origin.
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Chile
Gold	Royal Canadian Mint	Germany
Gold	Royal Canadian Mint	Guyana
Gold	Royal Canadian Mint	Japan
Gold	Royal Canadian Mint	Mexico
Gold	Royal Canadian Mint	Peru
Gold	Royal Canadian Mint	Suriname
Gold	Royal Canadian Mint	Switzerland
Gold	Royal Canadian Mint	Switzerland
Gold	Royal Canadian Mint	United States
Gold	SAAMP	No known country of origin.
Gold	Sabin Metal Corp.	Brazil
Gold	Sabin Metal Corp.	Canada
Gold	Sabin Metal Corp.	Canada
Gold	Sabin Metal Corp.	China
Gold	Sabin Metal Corp.	Mexico
Gold	Sabin Metal Corp.	Portugal
Gold	Sabin Metal Corp.	Russian Federation
Gold	Sabin Metal Corp.	United States
Gold	Sabin Metal Corp.	United States
Gold	Safimet S.p.A	Italy
Gold	SAFINA A.S.	Czech Republic
Gold	Sai Refinery	No known country of origin.
Gold	Samduck Precious Metals	Australia

Gold	Samduck Precious Metals	Bolivia
Gold	Samduck Precious Metals	Brazil
Gold	Samduck Precious Metals	Canada
Gold	Samduck Precious Metals	China
Gold	Samduck Precious Metals	Ethiopia
Gold	Samduck Precious Metals	Germany
Gold	Samduck Precious Metals	India
Gold	Samduck Precious Metals	Japan
Gold	Samduck Precious Metals	Korea, Republic of
Gold	Samduck Precious Metals	Mozambique
Gold	Samduck Precious Metals	Namibia
Gold	Samduck Precious Metals	Rwanda
Gold	Samduck Precious Metals	Sierra Leone
Gold	Samduck Precious Metals	Thailand
Gold	Samduck Precious Metals	United States
Gold	Samduck Precious Metals	Zimbabwe
Gold	SAMWON METALS Corp.	Australia
Gold	SAMWON METALS Corp.	Canada
Gold	SAMWON METALS Corp.	China
Gold	SAMWON METALS Corp.	Hong Kong
Gold	SAMWON METALS Corp.	Korea, Republic of
Gold	SAMWON METALS Corp.	Sweden
Gold	Sancus ZFS (L’Orfebre, SA)	No known country of origin.
Gold	Sellem Industries Ltd.	No known country of origin.
Gold	SEMPSA Joyeria Plateria S.A.	Spain
Gold	Shandong Gold Smelting Co., Ltd.	China
Gold	Shandong Gold Smelting Co., Ltd.	Peru
Gold	Shandong Humon Smelting Co., Ltd.	No known country of origin.
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Russian Federation
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Japan
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	United States
Gold	Shenzhen CuiLu Gold Co., Ltd.	No known country of origin.
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	No known country of origin.
Gold	Shirpur Gold Refinery Ltd.	No known country of origin.
Gold	Sichuan Tianze Precious Metals Co., Ltd.	No known country of origin.
Gold	Singway Technology Co., Ltd.	Argentina
Gold	Singway Technology Co., Ltd.	Australia
Gold	Singway Technology Co., Ltd.	Austria
Gold	Singway Technology Co., Ltd.	Belgium
Gold	Singway Technology Co., Ltd.	Bolivia
Gold	Singway Technology Co., Ltd.	Brazil
Gold	Singway Technology Co., Ltd.	Cambodia
Gold	Singway Technology Co., Ltd.	Canada

Gold	Singway Technology Co., Ltd.	Chile
Gold	Singway Technology Co., Ltd.	China
Gold	Singway Technology Co., Ltd.	Colombia
Gold	Singway Technology Co., Ltd.	Czech Republic
Gold	Singway Technology Co., Ltd.	Djibouti
Gold	Singway Technology Co., Ltd.	Ecuador
Gold	Singway Technology Co., Ltd.	Egypt
Gold	Singway Technology Co., Ltd.	Estonia
Gold	Singway Technology Co., Ltd.	Ethiopia
Gold	Singway Technology Co., Ltd.	France
Gold	Singway Technology Co., Ltd.	Germany
Gold	Singway Technology Co., Ltd.	Guyana
Gold	Singway Technology Co., Ltd.	Hungary
Gold	Singway Technology Co., Ltd.	India
Gold	Singway Technology Co., Ltd.	Indonesia
Gold	Singway Technology Co., Ltd.	Israel
Gold	Singway Technology Co., Ltd.	Ivory Coast
Gold	Singway Technology Co., Ltd.	Japan
Gold	Singway Technology Co., Ltd.	Kazakhstan
Gold	Singway Technology Co., Ltd.	Korea, Republic of
Gold	Singway Technology Co., Ltd.	Laos
Gold	Singway Technology Co., Ltd.	Luxembourg
Gold	Singway Technology Co., Ltd.	Madagascar
Gold	Singway Technology Co., Ltd.	Malaysia
Gold	Singway Technology Co., Ltd.	Mongolia
Gold	Singway Technology Co., Ltd.	Myanmar
Gold	Singway Technology Co., Ltd.	Namibia
Gold	Singway Technology Co., Ltd.	Netherlands
Gold	Singway Technology Co., Ltd.	Nigeria
Gold	Singway Technology Co., Ltd.	Peru
Gold	Singway Technology Co., Ltd.	Portugal
Gold	Singway Technology Co., Ltd.	Russian Federation
Gold	Singway Technology Co., Ltd.	Sierra Leone
Gold	Singway Technology Co., Ltd.	Singapore
Gold	Singway Technology Co., Ltd.	Slovakia
Gold	Singway Technology Co., Ltd.	Spain
Gold	Singway Technology Co., Ltd.	Suriname
Gold	Singway Technology Co., Ltd.	Switzerland
Gold	Singway Technology Co., Ltd.	Taiwan
Gold	Singway Technology Co., Ltd.	Thailand
Gold	Singway Technology Co., Ltd.	United Kingdom
Gold	Singway Technology Co., Ltd.	United States
Gold	Singway Technology Co., Ltd.	Viet Nam
Gold	Singway Technology Co., Ltd.	Zimbabwe
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Germany

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Taiwan
Gold	Solar Applied Materials Technology Corp.	Argentina
Gold	Solar Applied Materials Technology Corp.	Australia
Gold	Solar Applied Materials Technology Corp.	Austria
Gold	Solar Applied Materials Technology Corp.	Belgium
Gold	Solar Applied Materials Technology Corp.	Bolivia
Gold	Solar Applied Materials Technology Corp.	Brazil
Gold	Solar Applied Materials Technology Corp.	Cambodia
Gold	Solar Applied Materials Technology Corp.	Canada
Gold	Solar Applied Materials Technology Corp.	Chile
Gold	Solar Applied Materials Technology Corp.	China
Gold	Solar Applied Materials Technology Corp.	Colombia
Gold	Solar Applied Materials Technology Corp.	Czech Republic
Gold	Solar Applied Materials Technology Corp.	Djibouti
Gold	Solar Applied Materials Technology Corp.	Ecuador
Gold	Solar Applied Materials Technology Corp.	Egypt
Gold	Solar Applied Materials Technology Corp.	Estonia
Gold	Solar Applied Materials Technology Corp.	Ethiopia
Gold	Solar Applied Materials Technology Corp.	France
Gold	Solar Applied Materials Technology Corp.	Germany
Gold	Solar Applied Materials Technology Corp.	Guyana
Gold	Solar Applied Materials Technology Corp.	Hong Kong
Gold	Solar Applied Materials Technology Corp.	Hungary
Gold	Solar Applied Materials Technology Corp.	India
Gold	Solar Applied Materials Technology Corp.	Indonesia
Gold	Solar Applied Materials Technology Corp.	Ireland
Gold	Solar Applied Materials Technology Corp.	Israel
Gold	Solar Applied Materials Technology Corp.	Ivory Coast
Gold	Solar Applied Materials Technology Corp.	Japan
Gold	Solar Applied Materials Technology Corp.	Kazakhstan
Gold	Solar Applied Materials Technology Corp.	Korea, Republic of
Gold	Solar Applied Materials Technology Corp.	Laos
Gold	Solar Applied Materials Technology Corp.	Luxembourg
Gold	Solar Applied Materials Technology Corp.	Madagascar
Gold	Solar Applied Materials Technology Corp.	Malaysia
Gold	Solar Applied Materials Technology Corp.	Mongolia
Gold	Solar Applied Materials Technology Corp.	Myanmar
Gold	Solar Applied Materials Technology Corp.	Namibia
Gold	Solar Applied Materials Technology Corp.	Netherlands
Gold	Solar Applied Materials Technology Corp.	Nigeria
Gold	Solar Applied Materials Technology Corp.	Peru
Gold	Solar Applied Materials Technology Corp.	Portugal
Gold	Solar Applied Materials Technology Corp.	Russian Federation
Gold	Solar Applied Materials Technology Corp.	Sierra Leone

Gold	Solar Applied Materials Technology Corp.	Singapore
Gold	Solar Applied Materials Technology Corp.	Slovakia
Gold	Solar Applied Materials Technology Corp.	Suriname
Gold	Solar Applied Materials Technology Corp.	Switzerland
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Solar Applied Materials Technology Corp.	Thailand
Gold	Solar Applied Materials Technology Corp.	United Kingdom
Gold	Solar Applied Materials Technology Corp.	United States
Gold	Solar Applied Materials Technology Corp.	United States
Gold	Solar Applied Materials Technology Corp.	Viet Nam
Gold	Solar Applied Materials Technology Corp.	Zimbabwe
Gold	Sovereign Metals	No known country of origin.
Gold	State Research Institute Center for Physical Sciences and Technology	No known country of origin.
Gold	Sudan Gold Refinery	No known country of origin.
Gold	Sumitomo Metal Mining Co., Ltd.	Australia
Gold	Sumitomo Metal Mining Co., Ltd.	Chile
Gold	Sumitomo Metal Mining Co., Ltd.	Chile
Gold	Sumitomo Metal Mining Co., Ltd.	Chile
Gold	Sumitomo Metal Mining Co., Ltd.	Indonesia
Gold	Sumitomo Metal Mining Co., Ltd.	Japan
Gold	Sumitomo Metal Mining Co., Ltd.	Philippines
Gold	Sumitomo Metal Mining Co., Ltd.	United States
Gold	SungEel HiMetal Co., Ltd.	No known country of origin.
Gold	Super Dragon Technology Co., Ltd.	China
Gold	Super Dragon Technology Co., Ltd.	Recycle/Scrap
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	T.C.A S.p.A	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	Australia
Gold	Tanaka Kikinzoku Kogyo K.K.	Australia
Gold	Tanaka Kikinzoku Kogyo K.K.	Belgium
Gold	Tanaka Kikinzoku Kogyo K.K.	Belgium
Gold	Tanaka Kikinzoku Kogyo K.K.	Bolivia
Gold	Tanaka Kikinzoku Kogyo K.K.	Canada
Gold	Tanaka Kikinzoku Kogyo K.K.	Canada
Gold	Tanaka Kikinzoku Kogyo K.K.	Chile
Gold	Tanaka Kikinzoku Kogyo K.K.	Chile
Gold	Tanaka Kikinzoku Kogyo K.K.	China
Gold	Tanaka Kikinzoku Kogyo K.K.	China
Gold	Tanaka Kikinzoku Kogyo K.K.	Hong Kong
Gold	Tanaka Kikinzoku Kogyo K.K.	Indonesia
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan

Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Malaysia
Gold	Tanaka Kikinzoku Kogyo K.K.	Mexico
Gold	Tanaka Kikinzoku Kogyo K.K.	Singapore
Gold	Tanaka Kikinzoku Kogyo K.K.	South Africa
Gold	Tanaka Kikinzoku Kogyo K.K.	Switzerland
Gold	Tanaka Kikinzoku Kogyo K.K.	United Kingdom
Gold	Tanaka Kikinzoku Kogyo K.K.	United Kingdom
Gold	Tanaka Kikinzoku Kogyo K.K.	United States
Gold	Tanaka Kikinzoku Kogyo K.K.	Uzbekistan
Gold	Tokuriki Honten Co., Ltd.	Australia
Gold	Tokuriki Honten Co., Ltd.	Canada
Gold	Tokuriki Honten Co., Ltd.	Chile
Gold	Tokuriki Honten Co., Ltd.	China
Gold	Tokuriki Honten Co., Ltd.	Hong Kong
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Peru
Gold	Tokuriki Honten Co., Ltd.	United States
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	TOO Tau-Ken-Altyn	No known country of origin.
Gold	Torecom	Bolivia
Gold	Torecom	Brazil
Gold	Torecom	Chile
Gold	Torecom	China
Gold	Torecom	Indonesia
Gold	Torecom	Korea, Republic of
Gold	Torecom	Mexico
Gold	Torecom	Russian Federation
Gold	Umicore Precious Metals Thailand	China
Gold	Umicore Precious Metals Thailand	Peru
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Umicore Precious Metals Thailand	United States
Gold	Umicore S.A. Business Unit Precious Metals Refining	Bolivia
Gold	Umicore S.A. Business Unit Precious Metals Refining	Canada
Gold	Umicore S.A. Business Unit Precious Metals Refining	China
Gold	Umicore S.A. Business Unit Precious Metals Refining	Japan
Gold	United Precious Metal Refining, Inc.	Australia
Gold	United Precious Metal Refining, Inc.	Belgium
Gold	United Precious Metal Refining, Inc.	Bolivia
Gold	United Precious Metal Refining, Inc.	Canada
Gold	United Precious Metal Refining, Inc.	China
Gold	United Precious Metal Refining, Inc.	Indonesia
Gold	United Precious Metal Refining, Inc.	Japan

Gold	United Precious Metal Refining, Inc.	Peru
Gold	United Precious Metal Refining, Inc.	Russian Federation
Gold	United Precious Metal Refining, Inc.	Switzerland
Gold	United Precious Metal Refining, Inc.	Thailand
Gold	United Precious Metal Refining, Inc.	United States
Gold	Valcambi S.A.	Australia
Gold	Valcambi S.A.	China
Gold	Valcambi S.A.	Germany
Gold	Valcambi S.A.	Hong Kong
Gold	Valcambi S.A.	Japan
Gold	Valcambi S.A.	Switzerland
Gold	Valcambi S.A.	Taiwan
Gold	WEEEREFINING	No known country of origin.
Gold	Western Australian Mint (T/a The Perth Mint)	Australia
Gold	Western Australian Mint (T/a The Perth Mint)	Australia
Gold	Western Australian Mint (T/a The Perth Mint)	Australia
Gold	Western Australian Mint (T/a The Perth Mint)	Australia
Gold	Western Australian Mint (T/a The Perth Mint)	Bolivia
Gold	Western Australian Mint (T/a The Perth Mint)	Chile
Gold	Western Australian Mint (T/a The Perth Mint)	Chile
Gold	Western Australian Mint (T/a The Perth Mint)	Chile
Gold	Western Australian Mint (T/a The Perth Mint)	China
Gold	Western Australian Mint (T/a The Perth Mint)	Guinea
Gold	Western Australian Mint (T/a The Perth Mint)	Hong Kong
Gold	Western Australian Mint (T/a The Perth Mint)	Korea, Republic of
Gold	Western Australian Mint (T/a The Perth Mint)	Korea, Republic of
Gold	Western Australian Mint (T/a The Perth Mint)	Papua New Guinea
Gold	Western Australian Mint (T/a The Perth Mint)	Papua New Guinea
Gold	Western Australian Mint (T/a The Perth Mint)	Peru
Gold	WIELAND Edelmetalle GmbH	Germany
Gold	Yamakin Co., Ltd.	Australia
Gold	Yamakin Co., Ltd.	Brazil
Gold	Yamakin Co., Ltd.	Canada
Gold	Yamakin Co., Ltd.	China
Gold	Yamakin Co., Ltd.	Japan
Gold	Yamakin Co., Ltd.	Mozambique
Gold	Yamakin Co., Ltd.	United States
Gold	Yokohama Metal Co., Ltd.	Brazil
Gold	Yokohama Metal Co., Ltd.	China
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd.	Malaysia
Gold	Yokohama Metal Co., Ltd.	Spain
Gold	Yunnan Copper Industry Co., Ltd.	Canada
Gold	Yunnan Copper Industry Co., Ltd.	Chile
Gold	Yunnan Copper Industry Co., Ltd.	China

Gold	Yunnan Copper Industry Co., Ltd.	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Australia
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Canada
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Ethiopia
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Germany
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Laos
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Mongolia
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Mozambique
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Philippines
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Switzerland
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Switzerland
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Thailand
Tantalum	5D Production OU	No known country of origin.
Tantalum	AMG Brasil	Argentina
Tantalum	AMG Brasil	Australia
Tantalum	AMG Brasil	Austria
Tantalum	AMG Brasil	Belgium
Tantalum	AMG Brasil	Bolivia
Tantalum	AMG Brasil	Brazil
Tantalum	AMG Brasil	Cambodia
Tantalum	AMG Brasil	Canada
Tantalum	AMG Brasil	Chile
Tantalum	AMG Brasil	China
Tantalum	AMG Brasil	Colombia
Tantalum	AMG Brasil	Czech Republic
Tantalum	AMG Brasil	Djibouti
Tantalum	AMG Brasil	DRC- Congo (Kinshasa)
Tantalum	AMG Brasil	Ecuador
Tantalum	AMG Brasil	Egypt
Tantalum	AMG Brasil	Estonia
Tantalum	AMG Brasil	Ethiopia
Tantalum	AMG Brasil	France
Tantalum	AMG Brasil	Germany
Tantalum	AMG Brasil	Guyana
Tantalum	AMG Brasil	Hungary
Tantalum	AMG Brasil	India
Tantalum	AMG Brasil	Indonesia
Tantalum	AMG Brasil	Ireland
Tantalum	AMG Brasil	Israel
Tantalum	AMG Brasil	Ivory Coast
Tantalum	AMG Brasil	Japan

Tantalum	AMG Brasil	Kazakhstan
Tantalum	AMG Brasil	Korea, Republic of
Tantalum	AMG Brasil	Laos
Tantalum	AMG Brasil	Luxembourg
Tantalum	AMG Brasil	Madagascar
Tantalum	AMG Brasil	Malaysia
Tantalum	AMG Brasil	Mongolia
Tantalum	AMG Brasil	Myanmar
Tantalum	AMG Brasil	Namibia
Tantalum	AMG Brasil	Netherlands
Tantalum	AMG Brasil	Nigeria
Tantalum	AMG Brasil	Peru
Tantalum	AMG Brasil	Portugal
Tantalum	AMG Brasil	Russian Federation
Tantalum	AMG Brasil	Sierra Leone
Tantalum	AMG Brasil	Singapore
Tantalum	AMG Brasil	Slovakia
Tantalum	AMG Brasil	Spain
Tantalum	AMG Brasil	Suriname
Tantalum	AMG Brasil	Switzerland
Tantalum	AMG Brasil	Taiwan
Tantalum	AMG Brasil	Thailand
Tantalum	AMG Brasil	United Kingdom
Tantalum	AMG Brasil	United States
Tantalum	AMG Brasil	Viet Nam
Tantalum	AMG Brasil	Zimbabwe
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Australia
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Brazil
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Canada
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Mozambique
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Russian Federation
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Thailand
Tantalum	D Block Metals, LLC	United States
Tantalum	F&X Electro-Materials Ltd.	Angola
Tantalum	F&X Electro-Materials Ltd.	Argentina
Tantalum	F&X Electro-Materials Ltd.	Australia
Tantalum	F&X Electro-Materials Ltd.	Austria
Tantalum	F&X Electro-Materials Ltd.	Belgium
Tantalum	F&X Electro-Materials Ltd.	Bolivia
Tantalum	F&X Electro-Materials Ltd.	Brazil
Tantalum	F&X Electro-Materials Ltd.	Burundi
Tantalum	F&X Electro-Materials Ltd.	Cambodia
Tantalum	F&X Electro-Materials Ltd.	Canada

Tantalum	F&X Electro-Materials Ltd.	Central African Republic
Tantalum	F&X Electro-Materials Ltd.	Chile
Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	F&X Electro-Materials Ltd.	Colombia
Tantalum	F&X Electro-Materials Ltd.	Congo (Brazzaville)
Tantalum	F&X Electro-Materials Ltd.	Czech Republic
Tantalum	F&X Electro-Materials Ltd.	Djibouti
Tantalum	F&X Electro-Materials Ltd.	DRC- Congo (Kinshasa)
Tantalum	F&X Electro-Materials Ltd.	Ecuador
Tantalum	F&X Electro-Materials Ltd.	Egypt
Tantalum	F&X Electro-Materials Ltd.	Estonia
Tantalum	F&X Electro-Materials Ltd.	Ethiopia
Tantalum	F&X Electro-Materials Ltd.	France
Tantalum	F&X Electro-Materials Ltd.	Germany
Tantalum	F&X Electro-Materials Ltd.	Guyana
Tantalum	F&X Electro-Materials Ltd.	Hungary
Tantalum	F&X Electro-Materials Ltd.	India
Tantalum	F&X Electro-Materials Ltd.	Indonesia
Tantalum	F&X Electro-Materials Ltd.	Ireland
Tantalum	F&X Electro-Materials Ltd.	Israel
Tantalum	F&X Electro-Materials Ltd.	Ivory Coast
Tantalum	F&X Electro-Materials Ltd.	Japan
Tantalum	F&X Electro-Materials Ltd.	Kazakhstan
Tantalum	F&X Electro-Materials Ltd.	Korea, Republic of
Tantalum	F&X Electro-Materials Ltd.	Laos
Tantalum	F&X Electro-Materials Ltd.	Luxembourg
Tantalum	F&X Electro-Materials Ltd.	Madagascar
Tantalum	F&X Electro-Materials Ltd.	Malaysia
Tantalum	F&X Electro-Materials Ltd.	Mongolia
Tantalum	F&X Electro-Materials Ltd.	Myanmar
Tantalum	F&X Electro-Materials Ltd.	Namibia
Tantalum	F&X Electro-Materials Ltd.	Netherlands
Tantalum	F&X Electro-Materials Ltd.	Nigeria
Tantalum	F&X Electro-Materials Ltd.	Peru
Tantalum	F&X Electro-Materials Ltd.	Portugal
Tantalum	F&X Electro-Materials Ltd.	Recycle/Scrap
Tantalum	F&X Electro-Materials Ltd.	Russian Federation
Tantalum	F&X Electro-Materials Ltd.	Rwanda
Tantalum	F&X Electro-Materials Ltd.	Sierra Leone
Tantalum	F&X Electro-Materials Ltd.	Singapore
Tantalum	F&X Electro-Materials Ltd.	Slovakia
Tantalum	F&X Electro-Materials Ltd.	South Sudan
Tantalum	F&X Electro-Materials Ltd.	Spain
Tantalum	F&X Electro-Materials Ltd.	Suriname
Tantalum	F&X Electro-Materials Ltd.	Switzerland

Tantalum	F&X Electro-Materials Ltd.	Taiwan
Tantalum	F&X Electro-Materials Ltd.	Tanzania
Tantalum	F&X Electro-Materials Ltd.	Thailand
Tantalum	F&X Electro-Materials Ltd.	Uganda
Tantalum	F&X Electro-Materials Ltd.	United Kingdom
Tantalum	F&X Electro-Materials Ltd.	United States
Tantalum	F&X Electro-Materials Ltd.	Viet Nam
Tantalum	F&X Electro-Materials Ltd.	Zambia
Tantalum	F&X Electro-Materials Ltd.	Zimbabwe
Tantalum	FIR Metals & Resource Ltd.	Argentina
Tantalum	FIR Metals & Resource Ltd.	Australia
Tantalum	FIR Metals & Resource Ltd.	Austria
Tantalum	FIR Metals & Resource Ltd.	Belgium
Tantalum	FIR Metals & Resource Ltd.	Bolivia
Tantalum	FIR Metals & Resource Ltd.	Brazil
Tantalum	FIR Metals & Resource Ltd.	Brazil
Tantalum	FIR Metals & Resource Ltd.	Cambodia
Tantalum	FIR Metals & Resource Ltd.	Canada
Tantalum	FIR Metals & Resource Ltd.	Chile
Tantalum	FIR Metals & Resource Ltd.	China
Tantalum	FIR Metals & Resource Ltd.	Colombia
Tantalum	FIR Metals & Resource Ltd.	Czech Republic
Tantalum	FIR Metals & Resource Ltd.	Djibouti
Tantalum	FIR Metals & Resource Ltd.	Ecuador
Tantalum	FIR Metals & Resource Ltd.	Egypt
Tantalum	FIR Metals & Resource Ltd.	Estonia
Tantalum	FIR Metals & Resource Ltd.	Ethiopia
Tantalum	FIR Metals & Resource Ltd.	France
Tantalum	FIR Metals & Resource Ltd.	Germany
Tantalum	FIR Metals & Resource Ltd.	Guyana
Tantalum	FIR Metals & Resource Ltd.	Hungary
Tantalum	FIR Metals & Resource Ltd.	India
Tantalum	FIR Metals & Resource Ltd.	Indonesia
Tantalum	FIR Metals & Resource Ltd.	Ireland
Tantalum	FIR Metals & Resource Ltd.	Israel
Tantalum	FIR Metals & Resource Ltd.	Ivory Coast
Tantalum	FIR Metals & Resource Ltd.	Japan
Tantalum	FIR Metals & Resource Ltd.	Kazakhstan
Tantalum	FIR Metals & Resource Ltd.	Korea, Republic of
Tantalum	FIR Metals & Resource Ltd.	Laos
Tantalum	FIR Metals & Resource Ltd.	Luxembourg
Tantalum	FIR Metals & Resource Ltd.	Madagascar
Tantalum	FIR Metals & Resource Ltd.	Malaysia
Tantalum	FIR Metals & Resource Ltd.	Mongolia
Tantalum	FIR Metals & Resource Ltd.	Myanmar

Tantalum	FIR Metals & Resource Ltd.	Namibia
Tantalum	FIR Metals & Resource Ltd.	Netherlands
Tantalum	FIR Metals & Resource Ltd.	Nigeria
Tantalum	FIR Metals & Resource Ltd.	Peru
Tantalum	FIR Metals & Resource Ltd.	Portugal
Tantalum	FIR Metals & Resource Ltd.	Russian Federation
Tantalum	FIR Metals & Resource Ltd.	Sierra Leone
Tantalum	FIR Metals & Resource Ltd.	Singapore
Tantalum	FIR Metals & Resource Ltd.	Slovakia
Tantalum	FIR Metals & Resource Ltd.	Spain
Tantalum	FIR Metals & Resource Ltd.	Switzerland
Tantalum	FIR Metals & Resource Ltd.	Taiwan
Tantalum	FIR Metals & Resource Ltd.	Thailand
Tantalum	FIR Metals & Resource Ltd.	United Kingdom
Tantalum	FIR Metals & Resource Ltd.	United States
Tantalum	FIR Metals & Resource Ltd.	Viet Nam
Tantalum	FIR Metals & Resource Ltd.	Zimbabwe
Tantalum	Global Advanced Metals Aizu	Angola
Tantalum	Global Advanced Metals Aizu	Argentina
Tantalum	Global Advanced Metals Aizu	Australia
Tantalum	Global Advanced Metals Aizu	Austria
Tantalum	Global Advanced Metals Aizu	Belgium
Tantalum	Global Advanced Metals Aizu	Bolivia
Tantalum	Global Advanced Metals Aizu	Brazil
Tantalum	Global Advanced Metals Aizu	Burundi
Tantalum	Global Advanced Metals Aizu	Cambodia
Tantalum	Global Advanced Metals Aizu	Canada
Tantalum	Global Advanced Metals Aizu	Central African Republic
Tantalum	Global Advanced Metals Aizu	Chile
Tantalum	Global Advanced Metals Aizu	China
Tantalum	Global Advanced Metals Aizu	Colombia
Tantalum	Global Advanced Metals Aizu	Congo (Brazzaville)
Tantalum	Global Advanced Metals Aizu	Czech Republic
Tantalum	Global Advanced Metals Aizu	Djibouti
Tantalum	Global Advanced Metals Aizu	DRC- Congo (Kinshasa)
Tantalum	Global Advanced Metals Aizu	Ecuador
Tantalum	Global Advanced Metals Aizu	Egypt
Tantalum	Global Advanced Metals Aizu	Estonia
Tantalum	Global Advanced Metals Aizu	Ethiopia
Tantalum	Global Advanced Metals Aizu	France
Tantalum	Global Advanced Metals Aizu	Germany
Tantalum	Global Advanced Metals Aizu	Guyana
Tantalum	Global Advanced Metals Aizu	Hungary
Tantalum	Global Advanced Metals Aizu	India
Tantalum	Global Advanced Metals Aizu	Indonesia

Tantalum	Global Advanced Metals Aizu	Ireland
Tantalum	Global Advanced Metals Aizu	Israel
Tantalum	Global Advanced Metals Aizu	Ivory Coast
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Aizu	Kazakhstan
Tantalum	Global Advanced Metals Aizu	Korea, Republic of
Tantalum	Global Advanced Metals Aizu	Laos
Tantalum	Global Advanced Metals Aizu	Luxembourg
Tantalum	Global Advanced Metals Aizu	Madagascar
Tantalum	Global Advanced Metals Aizu	Malaysia
Tantalum	Global Advanced Metals Aizu	Mongolia
Tantalum	Global Advanced Metals Aizu	Myanmar
Tantalum	Global Advanced Metals Aizu	Namibia
Tantalum	Global Advanced Metals Aizu	Netherlands
Tantalum	Global Advanced Metals Aizu	Nigeria
Tantalum	Global Advanced Metals Aizu	Peru
Tantalum	Global Advanced Metals Aizu	Portugal
Tantalum	Global Advanced Metals Aizu	Russian Federation
Tantalum	Global Advanced Metals Aizu	Rwanda
Tantalum	Global Advanced Metals Aizu	Sierra Leone
Tantalum	Global Advanced Metals Aizu	Singapore
Tantalum	Global Advanced Metals Aizu	Slovakia
Tantalum	Global Advanced Metals Aizu	South Sudan
Tantalum	Global Advanced Metals Aizu	Spain
Tantalum	Global Advanced Metals Aizu	Suriname
Tantalum	Global Advanced Metals Aizu	Switzerland
Tantalum	Global Advanced Metals Aizu	Taiwan
Tantalum	Global Advanced Metals Aizu	Tanzania
Tantalum	Global Advanced Metals Aizu	Thailand
Tantalum	Global Advanced Metals Aizu	Uganda
Tantalum	Global Advanced Metals Aizu	United Kingdom
Tantalum	Global Advanced Metals Aizu	United States
Tantalum	Global Advanced Metals Aizu	Viet Nam
Tantalum	Global Advanced Metals Aizu	Zambia
Tantalum	Global Advanced Metals Aizu	Zimbabwe
Tantalum	Global Advanced Metals Boyertown	Angola
Tantalum	Global Advanced Metals Boyertown	Argentina
Tantalum	Global Advanced Metals Boyertown	Australia
Tantalum	Global Advanced Metals Boyertown	Austria
Tantalum	Global Advanced Metals Boyertown	Belgium
Tantalum	Global Advanced Metals Boyertown	Bolivia
Tantalum	Global Advanced Metals Boyertown	Brazil
Tantalum	Global Advanced Metals Boyertown	Burundi
Tantalum	Global Advanced Metals Boyertown	Cambodia
Tantalum	Global Advanced Metals Boyertown	Canada

Tantalum	Global Advanced Metals Boyertown	Central African Republic
Tantalum	Global Advanced Metals Boyertown	Chile
Tantalum	Global Advanced Metals Boyertown	China
Tantalum	Global Advanced Metals Boyertown	Colombia
Tantalum	Global Advanced Metals Boyertown	Congo (Brazzaville)
Tantalum	Global Advanced Metals Boyertown	Czech Republic
Tantalum	Global Advanced Metals Boyertown	Djibouti
Tantalum	Global Advanced Metals Boyertown	DRC- Congo (Kinshasa)
Tantalum	Global Advanced Metals Boyertown	Ecuador
Tantalum	Global Advanced Metals Boyertown	Egypt
Tantalum	Global Advanced Metals Boyertown	Estonia
Tantalum	Global Advanced Metals Boyertown	Ethiopia
Tantalum	Global Advanced Metals Boyertown	France
Tantalum	Global Advanced Metals Boyertown	Germany
Tantalum	Global Advanced Metals Boyertown	Guyana
Tantalum	Global Advanced Metals Boyertown	Hungary
Tantalum	Global Advanced Metals Boyertown	India
Tantalum	Global Advanced Metals Boyertown	Indonesia
Tantalum	Global Advanced Metals Boyertown	Ireland
Tantalum	Global Advanced Metals Boyertown	Israel
Tantalum	Global Advanced Metals Boyertown	Ivory Coast
Tantalum	Global Advanced Metals Boyertown	Japan
Tantalum	Global Advanced Metals Boyertown	Kazakhstan
Tantalum	Global Advanced Metals Boyertown	Korea, Republic of
Tantalum	Global Advanced Metals Boyertown	Laos
Tantalum	Global Advanced Metals Boyertown	Luxembourg
Tantalum	Global Advanced Metals Boyertown	Madagascar
Tantalum	Global Advanced Metals Boyertown	Malaysia
Tantalum	Global Advanced Metals Boyertown	Mongolia
Tantalum	Global Advanced Metals Boyertown	Mozambique
Tantalum	Global Advanced Metals Boyertown	Myanmar
Tantalum	Global Advanced Metals Boyertown	Namibia
Tantalum	Global Advanced Metals Boyertown	Netherlands
Tantalum	Global Advanced Metals Boyertown	Nigeria
Tantalum	Global Advanced Metals Boyertown	Peru
Tantalum	Global Advanced Metals Boyertown	Portugal
Tantalum	Global Advanced Metals Boyertown	Russian Federation
Tantalum	Global Advanced Metals Boyertown	Rwanda
Tantalum	Global Advanced Metals Boyertown	Sierra Leone
Tantalum	Global Advanced Metals Boyertown	Singapore
Tantalum	Global Advanced Metals Boyertown	Slovakia
Tantalum	Global Advanced Metals Boyertown	South Sudan
Tantalum	Global Advanced Metals Boyertown	Spain
Tantalum	Global Advanced Metals Boyertown	Suriname
Tantalum	Global Advanced Metals Boyertown	Switzerland

Tantalum	Global Advanced Metals Boyertown	Taiwan
Tantalum	Global Advanced Metals Boyertown	Tanzania
Tantalum	Global Advanced Metals Boyertown	Thailand
Tantalum	Global Advanced Metals Boyertown	Uganda
Tantalum	Global Advanced Metals Boyertown	United Kingdom
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	Viet Nam
Tantalum	Global Advanced Metals Boyertown	Zambia
Tantalum	Global Advanced Metals Boyertown	Zimbabwe
Tantalum	H.C. Starck Inc.	Australia
Tantalum	H.C. Starck Inc.	Bolivia
Tantalum	H.C. Starck Inc.	Brazil
Tantalum	H.C. Starck Inc.	Burundi
Tantalum	H.C. Starck Inc.	Canada
Tantalum	H.C. Starck Inc.	China
Tantalum	H.C. Starck Inc.	Congo (Brazzaville)
Tantalum	H.C. Starck Inc.	Ethiopia
Tantalum	H.C. Starck Inc.	Germany
Tantalum	H.C. Starck Inc.	India
Tantalum	H.C. Starck Inc.	Japan
Tantalum	H.C. Starck Inc.	Mozambique
Tantalum	H.C. Starck Inc.	Namibia
Tantalum	H.C. Starck Inc.	Nigeria
Tantalum	H.C. Starck Inc.	Rwanda
Tantalum	H.C. Starck Inc.	Sierra Leone
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	Zimbabwe
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Argentina
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Australia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Austria
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Belgium
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Bolivia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Brazil
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Cambodia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Canada
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Chile
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Colombia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Czech Republic
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Djibouti
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Ecuador
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Egypt
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Estonia

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Ethiopia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	France
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Germany
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Guyana
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hungary
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	India
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Indonesia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Ireland
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Israel
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Ivory Coast
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Japan
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Kazakhstan
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Korea, Republic of
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Laos
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Luxembourg
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Madagascar
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Malaysia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Mongolia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Myanmar
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Namibia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Netherlands
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Nigeria
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Peru
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Portugal
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Russian Federation
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Sierra Leone
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Singapore
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Slovakia
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Spain
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Suriname
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Switzerland
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Taiwan
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Thailand
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	United Kingdom
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	United States
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Viet Nam
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Zimbabwe
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	No known country of origin.
Tantalum	Jiangxi Tuohong New Raw Material	No known country of origin.
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Angola
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Argentina
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Australia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Austria
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Belgium
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Bolivia

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Brazil
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Burundi
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Cambodia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Canada
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Central African Republic
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Chile
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Colombia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Congo (Brazzaville)
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Czech Republic
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Djibouti
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Ecuador
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Egypt
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Estonia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Ethiopia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	France
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Germany
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Guyana
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Hungary
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	India
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Indonesia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Ireland
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Israel
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Italy
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Ivory Coast
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Japan
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Kazakhstan
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Korea, Republic of
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Laos
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Luxembourg
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Madagascar
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Malaysia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Mongolia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Myanmar
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Namibia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Netherlands
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Nigeria
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Peru
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Portugal
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Russian Federation
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Rwanda
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Sierra Leone
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Singapore

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Slovakia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	South Sudan
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Spain
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Suriname
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Switzerland
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Taiwan
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tanzania
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Thailand
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Uganda
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	United Kingdom
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	United States
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Viet Nam
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Zambia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Zimbabwe
Tantalum	Jiujiang Tanbre Co., Ltd.	Angola
Tantalum	Jiujiang Tanbre Co., Ltd.	Argentina
Tantalum	Jiujiang Tanbre Co., Ltd.	Australia
Tantalum	Jiujiang Tanbre Co., Ltd.	Austria
Tantalum	Jiujiang Tanbre Co., Ltd.	Belgium
Tantalum	Jiujiang Tanbre Co., Ltd.	Bolivia
Tantalum	Jiujiang Tanbre Co., Ltd.	Brazil
Tantalum	Jiujiang Tanbre Co., Ltd.	Burundi
Tantalum	Jiujiang Tanbre Co., Ltd.	Cambodia
Tantalum	Jiujiang Tanbre Co., Ltd.	Canada
Tantalum	Jiujiang Tanbre Co., Ltd.	Central African Republic
Tantalum	Jiujiang Tanbre Co., Ltd.	Chile
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Tanbre Co., Ltd.	Colombia
Tantalum	Jiujiang Tanbre Co., Ltd.	Congo (Brazzaville)
Tantalum	Jiujiang Tanbre Co., Ltd.	Czech Republic
Tantalum	Jiujiang Tanbre Co., Ltd.	Djibouti
Tantalum	Jiujiang Tanbre Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	Jiujiang Tanbre Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	Jiujiang Tanbre Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	Jiujiang Tanbre Co., Ltd.	Ecuador
Tantalum	Jiujiang Tanbre Co., Ltd.	Egypt
Tantalum	Jiujiang Tanbre Co., Ltd.	Estonia
Tantalum	Jiujiang Tanbre Co., Ltd.	Ethiopia
Tantalum	Jiujiang Tanbre Co., Ltd.	France
Tantalum	Jiujiang Tanbre Co., Ltd.	Germany
Tantalum	Jiujiang Tanbre Co., Ltd.	Guyana
Tantalum	Jiujiang Tanbre Co., Ltd.	Hungary
Tantalum	Jiujiang Tanbre Co., Ltd.	India
Tantalum	Jiujiang Tanbre Co., Ltd.	Indonesia

Tantalum	Jiujiang Tanbre Co., Ltd.	Ireland
Tantalum	Jiujiang Tanbre Co., Ltd.	Israel
Tantalum	Jiujiang Tanbre Co., Ltd.	Ivory Coast
Tantalum	Jiujiang Tanbre Co., Ltd.	Japan
Tantalum	Jiujiang Tanbre Co., Ltd.	Kazakhstan
Tantalum	Jiujiang Tanbre Co., Ltd.	Kenya
Tantalum	Jiujiang Tanbre Co., Ltd.	Korea, Republic of
Tantalum	Jiujiang Tanbre Co., Ltd.	Laos
Tantalum	Jiujiang Tanbre Co., Ltd.	Luxembourg
Tantalum	Jiujiang Tanbre Co., Ltd.	Madagascar
Tantalum	Jiujiang Tanbre Co., Ltd.	Malaysia
Tantalum	Jiujiang Tanbre Co., Ltd.	Mongolia
Tantalum	Jiujiang Tanbre Co., Ltd.	Mozambique
Tantalum	Jiujiang Tanbre Co., Ltd.	Myanmar
Tantalum	Jiujiang Tanbre Co., Ltd.	Namibia
Tantalum	Jiujiang Tanbre Co., Ltd.	Netherlands
Tantalum	Jiujiang Tanbre Co., Ltd.	Nigeria
Tantalum	Jiujiang Tanbre Co., Ltd.	Peru
Tantalum	Jiujiang Tanbre Co., Ltd.	Philippines
Tantalum	Jiujiang Tanbre Co., Ltd.	Portugal
Tantalum	Jiujiang Tanbre Co., Ltd.	Russian Federation
Tantalum	Jiujiang Tanbre Co., Ltd.	Rwanda
Tantalum	Jiujiang Tanbre Co., Ltd.	Sierra Leone
Tantalum	Jiujiang Tanbre Co., Ltd.	Singapore
Tantalum	Jiujiang Tanbre Co., Ltd.	Slovakia
Tantalum	Jiujiang Tanbre Co., Ltd.	South Africa
Tantalum	Jiujiang Tanbre Co., Ltd.	South Sudan
Tantalum	Jiujiang Tanbre Co., Ltd.	Spain
Tantalum	Jiujiang Tanbre Co., Ltd.	Suriname
Tantalum	Jiujiang Tanbre Co., Ltd.	Switzerland
Tantalum	Jiujiang Tanbre Co., Ltd.	Taiwan
Tantalum	Jiujiang Tanbre Co., Ltd.	Tanzania
Tantalum	Jiujiang Tanbre Co., Ltd.	Thailand
Tantalum	Jiujiang Tanbre Co., Ltd.	Uganda
Tantalum	Jiujiang Tanbre Co., Ltd.	United Kingdom
Tantalum	Jiujiang Tanbre Co., Ltd.	United States
Tantalum	Jiujiang Tanbre Co., Ltd.	Viet Nam
Tantalum	Jiujiang Tanbre Co., Ltd.	Zambia
Tantalum	Jiujiang Tanbre Co., Ltd.	Zimbabwe
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Argentina
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Australia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Austria
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Belgium
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Bolivia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Brazil

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Cambodia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Canada
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Chile
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Colombia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Czech Republic
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Djibouti
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Ecuador
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Egypt
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Estonia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Ethiopia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	France
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Germany
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Guyana
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Hungary
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	India
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Indonesia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Ireland
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Israel
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Ivory Coast
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Japan
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Kazakhstan
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Korea, Republic of
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Laos
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Luxembourg
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Madagascar
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Malaysia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Mongolia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Myanmar
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Namibia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Netherlands
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Nigeria
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Peru
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Portugal
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Russian Federation
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Sierra Leone
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Singapore
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Slovakia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Spain
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Suriname
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Switzerland
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Taiwan
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Thailand
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	United Kingdom

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	United States
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Viet Nam
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Zimbabwe
Tantalum	KEMET de Mexico	Angola
Tantalum	KEMET de Mexico	Argentina
Tantalum	KEMET de Mexico	Australia
Tantalum	KEMET de Mexico	Austria
Tantalum	KEMET de Mexico	Belgium
Tantalum	KEMET de Mexico	Bolivia
Tantalum	KEMET de Mexico	Brazil
Tantalum	KEMET de Mexico	Burundi
Tantalum	KEMET de Mexico	Cambodia
Tantalum	KEMET de Mexico	Canada
Tantalum	KEMET de Mexico	Central African Republic
Tantalum	KEMET de Mexico	Chile
Tantalum	KEMET de Mexico	China
Tantalum	KEMET de Mexico	Colombia
Tantalum	KEMET de Mexico	Congo (Brazzaville)
Tantalum	KEMET de Mexico	Czech Republic
Tantalum	KEMET de Mexico	Djibouti
Tantalum	KEMET de Mexico	DRC- Congo (Kinshasa)
Tantalum	KEMET de Mexico	DRC- Congo (Kinshasa)
Tantalum	KEMET de Mexico	Ecuador
Tantalum	KEMET de Mexico	Egypt
Tantalum	KEMET de Mexico	Estonia
Tantalum	KEMET de Mexico	Ethiopia
Tantalum	KEMET de Mexico	France
Tantalum	KEMET de Mexico	Germany
Tantalum	KEMET de Mexico	Ghana
Tantalum	KEMET de Mexico	Guinea
Tantalum	KEMET de Mexico	Guyana
Tantalum	KEMET de Mexico	Hungary
Tantalum	KEMET de Mexico	India
Tantalum	KEMET de Mexico	Indonesia
Tantalum	KEMET de Mexico	Ireland
Tantalum	KEMET de Mexico	Israel
Tantalum	KEMET de Mexico	Ivory Coast
Tantalum	KEMET de Mexico	Japan
Tantalum	KEMET de Mexico	Kazakhstan
Tantalum	KEMET de Mexico	Korea, Republic of
Tantalum	KEMET de Mexico	Laos
Tantalum	KEMET de Mexico	Luxembourg
Tantalum	KEMET de Mexico	Madagascar
Tantalum	KEMET de Mexico	Malaysia
Tantalum	KEMET de Mexico	Mali

Tantalum	KEMET de Mexico	Mexico
Tantalum	KEMET de Mexico	Mongolia
Tantalum	KEMET de Mexico	Mozambique
Tantalum	KEMET de Mexico	Myanmar
Tantalum	KEMET de Mexico	Namibia
Tantalum	KEMET de Mexico	Netherlands
Tantalum	KEMET de Mexico	Niger
Tantalum	KEMET de Mexico	Nigeria
Tantalum	KEMET de Mexico	Peru
Tantalum	KEMET de Mexico	Portugal
Tantalum	KEMET de Mexico	Russian Federation
Tantalum	KEMET de Mexico	Rwanda
Tantalum	KEMET de Mexico	Sierra Leone
Tantalum	KEMET de Mexico	Singapore
Tantalum	KEMET de Mexico	Slovakia
Tantalum	KEMET de Mexico	South Africa
Tantalum	KEMET de Mexico	South Sudan
Tantalum	KEMET de Mexico	Spain
Tantalum	KEMET de Mexico	Suriname
Tantalum	KEMET de Mexico	Switzerland
Tantalum	KEMET de Mexico	Taiwan
Tantalum	KEMET de Mexico	Tanzania
Tantalum	KEMET de Mexico	Thailand
Tantalum	KEMET de Mexico	Uganda
Tantalum	KEMET de Mexico	United Kingdom
Tantalum	KEMET de Mexico	United States
Tantalum	KEMET de Mexico	Viet Nam
Tantalum	KEMET de Mexico	Zambia
Tantalum	KEMET de Mexico	Zimbabwe
Tantalum	Metallurgical Products India Pvt., Ltd.	Argentina
Tantalum	Metallurgical Products India Pvt., Ltd.	Australia
Tantalum	Metallurgical Products India Pvt., Ltd.	Austria
Tantalum	Metallurgical Products India Pvt., Ltd.	Belgium
Tantalum	Metallurgical Products India Pvt., Ltd.	Bolivia
Tantalum	Metallurgical Products India Pvt., Ltd.	Brazil
Tantalum	Metallurgical Products India Pvt., Ltd.	Cambodia
Tantalum	Metallurgical Products India Pvt., Ltd.	Canada
Tantalum	Metallurgical Products India Pvt., Ltd.	Chile
Tantalum	Metallurgical Products India Pvt., Ltd.	China
Tantalum	Metallurgical Products India Pvt., Ltd.	Colombia
Tantalum	Metallurgical Products India Pvt., Ltd.	Czech Republic
Tantalum	Metallurgical Products India Pvt., Ltd.	Djibouti
Tantalum	Metallurgical Products India Pvt., Ltd.	Ecuador
Tantalum	Metallurgical Products India Pvt., Ltd.	Egypt
Tantalum	Metallurgical Products India Pvt., Ltd.	Estonia

Tantalum	Metallurgical Products India Pvt., Ltd.	Ethiopia
Tantalum	Metallurgical Products India Pvt., Ltd.	France
Tantalum	Metallurgical Products India Pvt., Ltd.	Germany
Tantalum	Metallurgical Products India Pvt., Ltd.	Guyana
Tantalum	Metallurgical Products India Pvt., Ltd.	Hungary
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Tantalum	Metallurgical Products India Pvt., Ltd.	Indonesia
Tantalum	Metallurgical Products India Pvt., Ltd.	Ireland
Tantalum	Metallurgical Products India Pvt., Ltd.	Israel
Tantalum	Metallurgical Products India Pvt., Ltd.	Ivory Coast
Tantalum	Metallurgical Products India Pvt., Ltd.	Japan
Tantalum	Metallurgical Products India Pvt., Ltd.	Jersey
Tantalum	Metallurgical Products India Pvt., Ltd.	Kazakhstan
Tantalum	Metallurgical Products India Pvt., Ltd.	Kenya
Tantalum	Metallurgical Products India Pvt., Ltd.	Korea, Republic of
Tantalum	Metallurgical Products India Pvt., Ltd.	Laos
Tantalum	Metallurgical Products India Pvt., Ltd.	Luxembourg
Tantalum	Metallurgical Products India Pvt., Ltd.	Madagascar
Tantalum	Metallurgical Products India Pvt., Ltd.	Malaysia
Tantalum	Metallurgical Products India Pvt., Ltd.	Mongolia
Tantalum	Metallurgical Products India Pvt., Ltd.	Mozambique
Tantalum	Metallurgical Products India Pvt., Ltd.	Myanmar
Tantalum	Metallurgical Products India Pvt., Ltd.	Namibia
Tantalum	Metallurgical Products India Pvt., Ltd.	Netherlands
Tantalum	Metallurgical Products India Pvt., Ltd.	Nigeria
Tantalum	Metallurgical Products India Pvt., Ltd.	Peru
Tantalum	Metallurgical Products India Pvt., Ltd.	Portugal
Tantalum	Metallurgical Products India Pvt., Ltd.	Russian Federation
Tantalum	Metallurgical Products India Pvt., Ltd.	Sierra Leone
Tantalum	Metallurgical Products India Pvt., Ltd.	Singapore
Tantalum	Metallurgical Products India Pvt., Ltd.	Slovakia
Tantalum	Metallurgical Products India Pvt., Ltd.	South Africa
Tantalum	Metallurgical Products India Pvt., Ltd.	Spain
Tantalum	Metallurgical Products India Pvt., Ltd.	Suriname
Tantalum	Metallurgical Products India Pvt., Ltd.	Switzerland
Tantalum	Metallurgical Products India Pvt., Ltd.	Taiwan
Tantalum	Metallurgical Products India Pvt., Ltd.	Thailand
Tantalum	Metallurgical Products India Pvt., Ltd.	United Kingdom
Tantalum	Metallurgical Products India Pvt., Ltd.	United States
Tantalum	Metallurgical Products India Pvt., Ltd.	Viet Nam
Tantalum	Metallurgical Products India Pvt., Ltd.	Zimbabwe
Tantalum	Mineracao Taboca S.A.	Brazil
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Australia
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Brazil

Tantalum	Mitsui Mining and Smelting Co., Ltd.	Chile
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Chile
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Malaysia
Tantalum	Mitsui Mining and Smelting Co., Ltd.	United Kingdom
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Angola
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Argentina
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Australia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Austria
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Belgium
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Bolivia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Brazil
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Burundi
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Cambodia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Canada
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Central African Republic
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Chile
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Colombia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Congo (Brazzaville)
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Czech Republic
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Djibouti
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ecuador
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Egypt
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Estonia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ethiopia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	France
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Germany
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Guyana
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Hungary
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	India
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Indonesia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ireland
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Israel
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ivory Coast
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Japan
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Kazakhstan
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Korea, Republic of
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Laos
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Luxembourg
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Madagascar
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Malaysia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Mexico
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Mongolia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Mozambique
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Myanmar
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Namibia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Netherlands
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Niger
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Nigeria
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Peru
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Portugal
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Russian Federation
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Rwanda
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Rwanda
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Sierra Leone
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Singapore
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Slovakia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	South Sudan
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Spain
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Suriname
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Switzerland
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Taiwan
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Tanzania
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Thailand
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Uganda
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	United Kingdom
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	United States
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Viet Nam
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Zambia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Zimbabwe
Tantalum	NPM Silmet AS	Argentina
Tantalum	NPM Silmet AS	Australia
Tantalum	NPM Silmet AS	Austria
Tantalum	NPM Silmet AS	Belgium
Tantalum	NPM Silmet AS	Bolivia
Tantalum	NPM Silmet AS	Brazil
Tantalum	NPM Silmet AS	Cambodia
Tantalum	NPM Silmet AS	Canada
Tantalum	NPM Silmet AS	Chile
Tantalum	NPM Silmet AS	China
Tantalum	NPM Silmet AS	Colombia
Tantalum	NPM Silmet AS	Czech Republic
Tantalum	NPM Silmet AS	Djibouti
Tantalum	NPM Silmet AS	Ecuador
Tantalum	NPM Silmet AS	Egypt
Tantalum	NPM Silmet AS	Estonia
Tantalum	NPM Silmet AS	Ethiopia
Tantalum	NPM Silmet AS	France

Tantalum	NPM Silmet AS	Germany
Tantalum	NPM Silmet AS	Guyana
Tantalum	NPM Silmet AS	Hungary
Tantalum	NPM Silmet AS	India
Tantalum	NPM Silmet AS	Indonesia
Tantalum	NPM Silmet AS	Ireland
Tantalum	NPM Silmet AS	Israel
Tantalum	NPM Silmet AS	Ivory Coast
Tantalum	NPM Silmet AS	Japan
Tantalum	NPM Silmet AS	Kazakhstan
Tantalum	NPM Silmet AS	Korea, Republic of
Tantalum	NPM Silmet AS	Laos
Tantalum	NPM Silmet AS	Luxembourg
Tantalum	NPM Silmet AS	Madagascar
Tantalum	NPM Silmet AS	Malaysia
Tantalum	NPM Silmet AS	Mongolia
Tantalum	NPM Silmet AS	Myanmar
Tantalum	NPM Silmet AS	Namibia
Tantalum	NPM Silmet AS	Netherlands
Tantalum	NPM Silmet AS	Nigeria
Tantalum	NPM Silmet AS	Peru
Tantalum	NPM Silmet AS	Portugal
Tantalum	NPM Silmet AS	Russian Federation
Tantalum	NPM Silmet AS	Sierra Leone
Tantalum	NPM Silmet AS	Singapore
Tantalum	NPM Silmet AS	Slovakia
Tantalum	NPM Silmet AS	Spain
Tantalum	NPM Silmet AS	Suriname
Tantalum	NPM Silmet AS	Switzerland
Tantalum	NPM Silmet AS	Taiwan
Tantalum	NPM Silmet AS	Thailand
Tantalum	NPM Silmet AS	United Kingdom
Tantalum	NPM Silmet AS	United States
Tantalum	NPM Silmet AS	Viet Nam
Tantalum	NPM Silmet AS	Zimbabwe
Tantalum	QuantumClean	Brazil
Tantalum	QuantumClean	Poland
Tantalum	QuantumClean	United States
Tantalum	QuantumClean	United States
Tantalum	Resind Industria e Comercio Ltda.	No known country of origin.
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	No known country of origin.
Tantalum	Solikamsk Magnesium Works OAO	Argentina
Tantalum	Solikamsk Magnesium Works OAO	Australia
Tantalum	Solikamsk Magnesium Works OAO	Austria
Tantalum	Solikamsk Magnesium Works OAO	Belgium

Tantalum	Solikamsk Magnesium Works OAO	Bolivia
Tantalum	Solikamsk Magnesium Works OAO	Brazil
Tantalum	Solikamsk Magnesium Works OAO	Cambodia
Tantalum	Solikamsk Magnesium Works OAO	Canada
Tantalum	Solikamsk Magnesium Works OAO	Chile
Tantalum	Solikamsk Magnesium Works OAO	China
Tantalum	Solikamsk Magnesium Works OAO	Colombia
Tantalum	Solikamsk Magnesium Works OAO	Czech Republic
Tantalum	Solikamsk Magnesium Works OAO	Djibouti
Tantalum	Solikamsk Magnesium Works OAO	Ecuador
Tantalum	Solikamsk Magnesium Works OAO	Egypt
Tantalum	Solikamsk Magnesium Works OAO	Estonia
Tantalum	Solikamsk Magnesium Works OAO	Ethiopia
Tantalum	Solikamsk Magnesium Works OAO	France
Tantalum	Solikamsk Magnesium Works OAO	Germany
Tantalum	Solikamsk Magnesium Works OAO	Guyana
Tantalum	Solikamsk Magnesium Works OAO	Hungary
Tantalum	Solikamsk Magnesium Works OAO	India
Tantalum	Solikamsk Magnesium Works OAO	Indonesia
Tantalum	Solikamsk Magnesium Works OAO	Ireland
Tantalum	Solikamsk Magnesium Works OAO	Israel
Tantalum	Solikamsk Magnesium Works OAO	Ivory Coast
Tantalum	Solikamsk Magnesium Works OAO	Japan
Tantalum	Solikamsk Magnesium Works OAO	Kazakhstan
Tantalum	Solikamsk Magnesium Works OAO	Korea, Republic of
Tantalum	Solikamsk Magnesium Works OAO	Laos
Tantalum	Solikamsk Magnesium Works OAO	Luxembourg
Tantalum	Solikamsk Magnesium Works OAO	Madagascar
Tantalum	Solikamsk Magnesium Works OAO	Malaysia
Tantalum	Solikamsk Magnesium Works OAO	Mongolia
Tantalum	Solikamsk Magnesium Works OAO	Myanmar
Tantalum	Solikamsk Magnesium Works OAO	Namibia
Tantalum	Solikamsk Magnesium Works OAO	Netherlands
Tantalum	Solikamsk Magnesium Works OAO	Nigeria
Tantalum	Solikamsk Magnesium Works OAO	Peru
Tantalum	Solikamsk Magnesium Works OAO	Portugal
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation
Tantalum	Solikamsk Magnesium Works OAO	Sierra Leone
Tantalum	Solikamsk Magnesium Works OAO	Singapore
Tantalum	Solikamsk Magnesium Works OAO	Slovakia
Tantalum	Solikamsk Magnesium Works OAO	Suriname
Tantalum	Solikamsk Magnesium Works OAO	Switzerland
Tantalum	Solikamsk Magnesium Works OAO	Taiwan
Tantalum	Solikamsk Magnesium Works OAO	Thailand
Tantalum	Solikamsk Magnesium Works OAO	United Kingdom

Tantalum	Solikamsk Magnesium Works OAO	United States
Tantalum	Solikamsk Magnesium Works OAO	Viet Nam
Tantalum	Solikamsk Magnesium Works OAO	Zimbabwe
Tantalum	Taki Chemical Co., Ltd.	Angola
Tantalum	Taki Chemical Co., Ltd.	Argentina
Tantalum	Taki Chemical Co., Ltd.	Australia
Tantalum	Taki Chemical Co., Ltd.	Austria
Tantalum	Taki Chemical Co., Ltd.	Belgium
Tantalum	Taki Chemical Co., Ltd.	Bolivia
Tantalum	Taki Chemical Co., Ltd.	Brazil
Tantalum	Taki Chemical Co., Ltd.	Burundi
Tantalum	Taki Chemical Co., Ltd.	Cambodia
Tantalum	Taki Chemical Co., Ltd.	Canada
Tantalum	Taki Chemical Co., Ltd.	Central African Republic
Tantalum	Taki Chemical Co., Ltd.	Chile
Tantalum	Taki Chemical Co., Ltd.	China
Tantalum	Taki Chemical Co., Ltd.	Colombia
Tantalum	Taki Chemical Co., Ltd.	Congo (Brazzaville)
Tantalum	Taki Chemical Co., Ltd.	Czech Republic
Tantalum	Taki Chemical Co., Ltd.	Djibouti
Tantalum	Taki Chemical Co., Ltd.	Ecuador
Tantalum	Taki Chemical Co., Ltd.	Egypt
Tantalum	Taki Chemical Co., Ltd.	Estonia
Tantalum	Taki Chemical Co., Ltd.	Ethiopia
Tantalum	Taki Chemical Co., Ltd.	France
Tantalum	Taki Chemical Co., Ltd.	Germany
Tantalum	Taki Chemical Co., Ltd.	Guyana
Tantalum	Taki Chemical Co., Ltd.	Hungary
Tantalum	Taki Chemical Co., Ltd.	India
Tantalum	Taki Chemical Co., Ltd.	Indonesia
Tantalum	Taki Chemical Co., Ltd.	Ireland
Tantalum	Taki Chemical Co., Ltd.	Israel
Tantalum	Taki Chemical Co., Ltd.	Ivory Coast
Tantalum	Taki Chemical Co., Ltd.	Japan
Tantalum	Taki Chemical Co., Ltd.	Kazakhstan
Tantalum	Taki Chemical Co., Ltd.	Korea, Republic of
Tantalum	Taki Chemical Co., Ltd.	Laos
Tantalum	Taki Chemical Co., Ltd.	Luxembourg
Tantalum	Taki Chemical Co., Ltd.	Madagascar
Tantalum	Taki Chemical Co., Ltd.	Malaysia
Tantalum	Taki Chemical Co., Ltd.	Mongolia
Tantalum	Taki Chemical Co., Ltd.	Myanmar
Tantalum	Taki Chemical Co., Ltd.	Namibia
Tantalum	Taki Chemical Co., Ltd.	Netherlands
Tantalum	Taki Chemical Co., Ltd.	Nigeria

Tantalum	Taki Chemical Co., Ltd.	Peru
Tantalum	Taki Chemical Co., Ltd.	Portugal
Tantalum	Taki Chemical Co., Ltd.	Russian Federation
Tantalum	Taki Chemical Co., Ltd.	Rwanda
Tantalum	Taki Chemical Co., Ltd.	Sierra Leone
Tantalum	Taki Chemical Co., Ltd.	Singapore
Tantalum	Taki Chemical Co., Ltd.	Slovakia
Tantalum	Taki Chemical Co., Ltd.	South Sudan
Tantalum	Taki Chemical Co., Ltd.	Spain
Tantalum	Taki Chemical Co., Ltd.	Suriname
Tantalum	Taki Chemical Co., Ltd.	Switzerland
Tantalum	Taki Chemical Co., Ltd.	Taiwan
Tantalum	Taki Chemical Co., Ltd.	Tanzania
Tantalum	Taki Chemical Co., Ltd.	Thailand
Tantalum	Taki Chemical Co., Ltd.	Uganda
Tantalum	Taki Chemical Co., Ltd.	United Kingdom
Tantalum	Taki Chemical Co., Ltd.	United States
Tantalum	Taki Chemical Co., Ltd.	Viet Nam
Tantalum	Taki Chemical Co., Ltd.	Zambia
Tantalum	Taki Chemical Co., Ltd.	Zimbabwe
Tantalum	TANIOBIS Co., Ltd.	Angola
Tantalum	TANIOBIS Co., Ltd.	Argentina
Tantalum	TANIOBIS Co., Ltd.	Australia
Tantalum	TANIOBIS Co., Ltd.	Austria
Tantalum	TANIOBIS Co., Ltd.	Belgium
Tantalum	TANIOBIS Co., Ltd.	Bolivia
Tantalum	TANIOBIS Co., Ltd.	Brazil
Tantalum	TANIOBIS Co., Ltd.	Burundi
Tantalum	TANIOBIS Co., Ltd.	Cambodia
Tantalum	TANIOBIS Co., Ltd.	Canada
Tantalum	TANIOBIS Co., Ltd.	Central African Republic
Tantalum	TANIOBIS Co., Ltd.	Chile
Tantalum	TANIOBIS Co., Ltd.	China
Tantalum	TANIOBIS Co., Ltd.	Colombia
Tantalum	TANIOBIS Co., Ltd.	Congo (Brazzaville)
Tantalum	TANIOBIS Co., Ltd.	Czech Republic
Tantalum	TANIOBIS Co., Ltd.	Djibouti
Tantalum	TANIOBIS Co., Ltd.	DRC- Congo (Kinshasa)
Tantalum	TANIOBIS Co., Ltd.	Ecuador
Tantalum	TANIOBIS Co., Ltd.	Egypt
Tantalum	TANIOBIS Co., Ltd.	Estonia
Tantalum	TANIOBIS Co., Ltd.	Ethiopia
Tantalum	TANIOBIS Co., Ltd.	France
Tantalum	TANIOBIS Co., Ltd.	Germany
Tantalum	TANIOBIS Co., Ltd.	Guyana

Tantalum	TANIOBIS Co., Ltd.	Hungary
Tantalum	TANIOBIS Co., Ltd.	India
Tantalum	TANIOBIS Co., Ltd.	Indonesia
Tantalum	TANIOBIS Co., Ltd.	Ireland
Tantalum	TANIOBIS Co., Ltd.	Israel
Tantalum	TANIOBIS Co., Ltd.	Ivory Coast
Tantalum	TANIOBIS Co., Ltd.	Japan
Tantalum	TANIOBIS Co., Ltd.	Kazakhstan
Tantalum	TANIOBIS Co., Ltd.	Kenya
Tantalum	TANIOBIS Co., Ltd.	Korea, Republic of
Tantalum	TANIOBIS Co., Ltd.	Laos
Tantalum	TANIOBIS Co., Ltd.	Luxembourg
Tantalum	TANIOBIS Co., Ltd.	Madagascar
Tantalum	TANIOBIS Co., Ltd.	Malaysia
Tantalum	TANIOBIS Co., Ltd.	Mexico
Tantalum	TANIOBIS Co., Ltd.	Mongolia
Tantalum	TANIOBIS Co., Ltd.	Mozambique
Tantalum	TANIOBIS Co., Ltd.	Myanmar
Tantalum	TANIOBIS Co., Ltd.	Namibia
Tantalum	TANIOBIS Co., Ltd.	Netherlands
Tantalum	TANIOBIS Co., Ltd.	Nigeria
Tantalum	TANIOBIS Co., Ltd.	Peru
Tantalum	TANIOBIS Co., Ltd.	Portugal
Tantalum	TANIOBIS Co., Ltd.	Russian Federation
Tantalum	TANIOBIS Co., Ltd.	Rwanda
Tantalum	TANIOBIS Co., Ltd.	Sierra Leone
Tantalum	TANIOBIS Co., Ltd.	Singapore
Tantalum	TANIOBIS Co., Ltd.	Slovakia
Tantalum	TANIOBIS Co., Ltd.	South Africa
Tantalum	TANIOBIS Co., Ltd.	South Sudan
Tantalum	TANIOBIS Co., Ltd.	Spain
Tantalum	TANIOBIS Co., Ltd.	Suriname
Tantalum	TANIOBIS Co., Ltd.	Switzerland
Tantalum	TANIOBIS Co., Ltd.	Taiwan
Tantalum	TANIOBIS Co., Ltd.	Tanzania
Tantalum	TANIOBIS Co., Ltd.	Thailand
Tantalum	TANIOBIS Co., Ltd.	Uganda
Tantalum	TANIOBIS Co., Ltd.	United Kingdom
Tantalum	TANIOBIS Co., Ltd.	United States
Tantalum	TANIOBIS Co., Ltd.	Viet Nam
Tantalum	TANIOBIS Co., Ltd.	Zambia
Tantalum	TANIOBIS Co., Ltd.	Zimbabwe
Tantalum	TANIOBIS GmbH	Angola
Tantalum	TANIOBIS GmbH	Argentina
Tantalum	TANIOBIS GmbH	Australia

Tantalum	TANIOBIS GmbH	Austria
Tantalum	TANIOBIS GmbH	Belgium
Tantalum	TANIOBIS GmbH	Bolivia
Tantalum	TANIOBIS GmbH	Brazil
Tantalum	TANIOBIS GmbH	Burundi
Tantalum	TANIOBIS GmbH	Cambodia
Tantalum	TANIOBIS GmbH	Canada
Tantalum	TANIOBIS GmbH	Central African Republic
Tantalum	TANIOBIS GmbH	Chile
Tantalum	TANIOBIS GmbH	China
Tantalum	TANIOBIS GmbH	Colombia
Tantalum	TANIOBIS GmbH	Congo (Brazzaville)
Tantalum	TANIOBIS GmbH	Czech Republic
Tantalum	TANIOBIS GmbH	Djibouti
Tantalum	TANIOBIS GmbH	DRC- Congo (Kinshasa)
Tantalum	TANIOBIS GmbH	Ecuador
Tantalum	TANIOBIS GmbH	Egypt
Tantalum	TANIOBIS GmbH	Estonia
Tantalum	TANIOBIS GmbH	Ethiopia
Tantalum	TANIOBIS GmbH	France
Tantalum	TANIOBIS GmbH	Germany
Tantalum	TANIOBIS GmbH	Guyana
Tantalum	TANIOBIS GmbH	Hungary
Tantalum	TANIOBIS GmbH	India
Tantalum	TANIOBIS GmbH	Indonesia
Tantalum	TANIOBIS GmbH	Ireland
Tantalum	TANIOBIS GmbH	Israel
Tantalum	TANIOBIS GmbH	Ivory Coast
Tantalum	TANIOBIS GmbH	Japan
Tantalum	TANIOBIS GmbH	Kazakhstan
Tantalum	TANIOBIS GmbH	Korea, Republic of
Tantalum	TANIOBIS GmbH	Laos
Tantalum	TANIOBIS GmbH	Luxembourg
Tantalum	TANIOBIS GmbH	Madagascar
Tantalum	TANIOBIS GmbH	Malaysia
Tantalum	TANIOBIS GmbH	Mongolia
Tantalum	TANIOBIS GmbH	Mozambique
Tantalum	TANIOBIS GmbH	Myanmar
Tantalum	TANIOBIS GmbH	Namibia
Tantalum	TANIOBIS GmbH	Netherlands
Tantalum	TANIOBIS GmbH	Nigeria
Tantalum	TANIOBIS GmbH	Peru
Tantalum	TANIOBIS GmbH	Portugal
Tantalum	TANIOBIS GmbH	Russian Federation
Tantalum	TANIOBIS GmbH	Rwanda

Tantalum	TANIOBIS GmbH	Sierra Leone
Tantalum	TANIOBIS GmbH	Singapore
Tantalum	TANIOBIS GmbH	Slovakia
Tantalum	TANIOBIS GmbH	South Sudan
Tantalum	TANIOBIS GmbH	Spain
Tantalum	TANIOBIS GmbH	Suriname
Tantalum	TANIOBIS GmbH	Switzerland
Tantalum	TANIOBIS GmbH	Taiwan
Tantalum	TANIOBIS GmbH	Tanzania
Tantalum	TANIOBIS GmbH	Thailand
Tantalum	TANIOBIS GmbH	Uganda
Tantalum	TANIOBIS GmbH	United Kingdom
Tantalum	TANIOBIS GmbH	United States
Tantalum	TANIOBIS GmbH	United States
Tantalum	TANIOBIS GmbH	Viet Nam
Tantalum	TANIOBIS GmbH	Zambia
Tantalum	TANIOBIS GmbH	Zimbabwe
Tantalum	TANIOBIS Japan Co., Ltd.	Australia
Tantalum	TANIOBIS Japan Co., Ltd.	Bolivia
Tantalum	TANIOBIS Japan Co., Ltd.	Brazil
Tantalum	TANIOBIS Japan Co., Ltd.	Canada
Tantalum	TANIOBIS Japan Co., Ltd.	China
Tantalum	TANIOBIS Japan Co., Ltd.	Ethiopia
Tantalum	TANIOBIS Japan Co., Ltd.	Germany
Tantalum	TANIOBIS Japan Co., Ltd.	India
Tantalum	TANIOBIS Japan Co., Ltd.	Japan
Tantalum	TANIOBIS Japan Co., Ltd.	Mozambique
Tantalum	TANIOBIS Japan Co., Ltd.	Namibia
Tantalum	TANIOBIS Japan Co., Ltd.	Rwanda
Tantalum	TANIOBIS Japan Co., Ltd.	Sierra Leone
Tantalum	TANIOBIS Japan Co., Ltd.	Zimbabwe
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Argentina
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Australia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Austria
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Belgium
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Bolivia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Brazil
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Burundi
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Cambodia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Canada
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Chile
Tantalum	TANIOBIS Smelting GmbH & Co. KG	China
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Colombia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Congo (Brazzaville)
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Czech Republic

Tantalum	TANIOBIS Smelting GmbH & Co. KG	Djibouti
Tantalum	TANIOBIS Smelting GmbH & Co. KG	DRC- Congo (Kinshasa)
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Ecuador
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Egypt
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Estonia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Ethiopia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	France
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Guyana
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Hungary
Tantalum	TANIOBIS Smelting GmbH & Co. KG	India
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Indonesia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Ireland
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Israel
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Ivory Coast
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Japan
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Kazakhstan
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Korea, Republic of
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Laos
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Luxembourg
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Madagascar
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Malaysia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Mongolia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Mozambique
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Myanmar
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Namibia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Netherlands
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Nigeria
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Portugal
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Russian Federation
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Rwanda
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Sierra Leone
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Singapore
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Slovakia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Spain
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Suriname
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Switzerland
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Taiwan
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Thailand
Tantalum	TANIOBIS Smelting GmbH & Co. KG	United Kingdom
Tantalum	TANIOBIS Smelting GmbH & Co. KG	United States
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Viet Nam
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Zimbabwe
Tantalum	Telex Metals	Argentina
Tantalum	Telex Metals	Australia

Tantalum	Telex Metals	Austria
Tantalum	Telex Metals	Belgium
Tantalum	Telex Metals	Bolivia
Tantalum	Telex Metals	Brazil
Tantalum	Telex Metals	Cambodia
Tantalum	Telex Metals	Canada
Tantalum	Telex Metals	Chile
Tantalum	Telex Metals	China
Tantalum	Telex Metals	Colombia
Tantalum	Telex Metals	Czech Republic
Tantalum	Telex Metals	Djibouti
Tantalum	Telex Metals	Ecuador
Tantalum	Telex Metals	Egypt
Tantalum	Telex Metals	Estonia
Tantalum	Telex Metals	Ethiopia
Tantalum	Telex Metals	France
Tantalum	Telex Metals	Germany
Tantalum	Telex Metals	Guyana
Tantalum	Telex Metals	Hungary
Tantalum	Telex Metals	India
Tantalum	Telex Metals	Indonesia
Tantalum	Telex Metals	Ireland
Tantalum	Telex Metals	Israel
Tantalum	Telex Metals	Ivory Coast
Tantalum	Telex Metals	Japan
Tantalum	Telex Metals	Kazakhstan
Tantalum	Telex Metals	Korea, Republic of
Tantalum	Telex Metals	Laos
Tantalum	Telex Metals	Luxembourg
Tantalum	Telex Metals	Madagascar
Tantalum	Telex Metals	Malaysia
Tantalum	Telex Metals	Mongolia
Tantalum	Telex Metals	Myanmar
Tantalum	Telex Metals	Namibia
Tantalum	Telex Metals	Netherlands
Tantalum	Telex Metals	Nigeria
Tantalum	Telex Metals	Peru
Tantalum	Telex Metals	Portugal
Tantalum	Telex Metals	Recycle/Scrap
Tantalum	Telex Metals	Russian Federation
Tantalum	Telex Metals	Sierra Leone
Tantalum	Telex Metals	Singapore
Tantalum	Telex Metals	Slovakia
Tantalum	Telex Metals	Spain
Tantalum	Telex Metals	Suriname

Tantalum	Telex Metals	Switzerland
Tantalum	Telex Metals	Taiwan
Tantalum	Telex Metals	Thailand
Tantalum	Telex Metals	United Kingdom
Tantalum	Telex Metals	United States
Tantalum	Telex Metals	United States
Tantalum	Telex Metals	Viet Nam
Tantalum	Telex Metals	Zimbabwe
Tantalum	Ulba Metallurgical Plant JSC	Angola
Tantalum	Ulba Metallurgical Plant JSC	Argentina
Tantalum	Ulba Metallurgical Plant JSC	Australia
Tantalum	Ulba Metallurgical Plant JSC	Australia
Tantalum	Ulba Metallurgical Plant JSC	Austria
Tantalum	Ulba Metallurgical Plant JSC	Belarus
Tantalum	Ulba Metallurgical Plant JSC	Belgium
Tantalum	Ulba Metallurgical Plant JSC	Bolivia
Tantalum	Ulba Metallurgical Plant JSC	Brazil
Tantalum	Ulba Metallurgical Plant JSC	Brazil
Tantalum	Ulba Metallurgical Plant JSC	Burundi
Tantalum	Ulba Metallurgical Plant JSC	Burundi
Tantalum	Ulba Metallurgical Plant JSC	Cambodia
Tantalum	Ulba Metallurgical Plant JSC	Canada
Tantalum	Ulba Metallurgical Plant JSC	Canada
Tantalum	Ulba Metallurgical Plant JSC	Central African Republic
Tantalum	Ulba Metallurgical Plant JSC	Chile
Tantalum	Ulba Metallurgical Plant JSC	China
Tantalum	Ulba Metallurgical Plant JSC	China
Tantalum	Ulba Metallurgical Plant JSC	Colombia
Tantalum	Ulba Metallurgical Plant JSC	Congo (Brazzaville)
Tantalum	Ulba Metallurgical Plant JSC	Czech Republic
Tantalum	Ulba Metallurgical Plant JSC	Djibouti
Tantalum	Ulba Metallurgical Plant JSC	DRC- Congo (Kinshasa)
Tantalum	Ulba Metallurgical Plant JSC	DRC- Congo (Kinshasa)
Tantalum	Ulba Metallurgical Plant JSC	Ecuador
Tantalum	Ulba Metallurgical Plant JSC	Egypt
Tantalum	Ulba Metallurgical Plant JSC	Estonia
Tantalum	Ulba Metallurgical Plant JSC	Ethiopia
Tantalum	Ulba Metallurgical Plant JSC	Ethiopia
Tantalum	Ulba Metallurgical Plant JSC	France
Tantalum	Ulba Metallurgical Plant JSC	Germany
Tantalum	Ulba Metallurgical Plant JSC	Guyana
Tantalum	Ulba Metallurgical Plant JSC	Hungary
Tantalum	Ulba Metallurgical Plant JSC	India
Tantalum	Ulba Metallurgical Plant JSC	Indonesia
Tantalum	Ulba Metallurgical Plant JSC	Ireland

Tantalum	Ulba Metallurgical Plant JSC	Israel
Tantalum	Ulba Metallurgical Plant JSC	Ivory Coast
Tantalum	Ulba Metallurgical Plant JSC	Japan
Tantalum	Ulba Metallurgical Plant JSC	Japan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Korea, Republic of
Tantalum	Ulba Metallurgical Plant JSC	Laos
Tantalum	Ulba Metallurgical Plant JSC	Luxembourg
Tantalum	Ulba Metallurgical Plant JSC	Madagascar
Tantalum	Ulba Metallurgical Plant JSC	Malaysia
Tantalum	Ulba Metallurgical Plant JSC	Mongolia
Tantalum	Ulba Metallurgical Plant JSC	Mozambique
Tantalum	Ulba Metallurgical Plant JSC	Myanmar
Tantalum	Ulba Metallurgical Plant JSC	Namibia
Tantalum	Ulba Metallurgical Plant JSC	Netherlands
Tantalum	Ulba Metallurgical Plant JSC	Nigeria
Tantalum	Ulba Metallurgical Plant JSC	Peru
Tantalum	Ulba Metallurgical Plant JSC	Portugal
Tantalum	Ulba Metallurgical Plant JSC	Russian Federation
Tantalum	Ulba Metallurgical Plant JSC	Russian Federation
Tantalum	Ulba Metallurgical Plant JSC	Rwanda
Tantalum	Ulba Metallurgical Plant JSC	Rwanda
Tantalum	Ulba Metallurgical Plant JSC	Sierra Leone
Tantalum	Ulba Metallurgical Plant JSC	Singapore
Tantalum	Ulba Metallurgical Plant JSC	Slovakia
Tantalum	Ulba Metallurgical Plant JSC	South Sudan
Tantalum	Ulba Metallurgical Plant JSC	Spain
Tantalum	Ulba Metallurgical Plant JSC	Suriname
Tantalum	Ulba Metallurgical Plant JSC	Switzerland
Tantalum	Ulba Metallurgical Plant JSC	Taiwan
Tantalum	Ulba Metallurgical Plant JSC	Tanzania
Tantalum	Ulba Metallurgical Plant JSC	Thailand
Tantalum	Ulba Metallurgical Plant JSC	Uganda
Tantalum	Ulba Metallurgical Plant JSC	United Kingdom
Tantalum	Ulba Metallurgical Plant JSC	United States
Tantalum	Ulba Metallurgical Plant JSC	United States
Tantalum	Ulba Metallurgical Plant JSC	Viet Nam
Tantalum	Ulba Metallurgical Plant JSC	Zambia
Tantalum	Ulba Metallurgical Plant JSC	Zimbabwe
Tantalum	Ulba Metallurgical Plant JSC	Zimbabwe
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Argentina
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Australia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Austria
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Belgium

Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Bolivia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Brazil
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Cambodia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Canada
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Chile
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Colombia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Czech Republic
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Djibouti
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	DRC- Congo (Kinshasa)
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Ecuador
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Egypt
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Estonia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Ethiopia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	France
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Germany
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Guyana
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Hungary
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	India
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Indonesia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Ireland
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Israel
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Ivory Coast
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Japan
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Kazakhstan
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Korea, Republic of
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Laos
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Luxembourg
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Madagascar
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Malaysia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Mongolia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Myanmar
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Namibia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Netherlands
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Nigeria
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Peru
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Philippines
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Portugal
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Russian Federation
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Rwanda
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Sierra Leone
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Singapore
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Slovakia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Spain
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Suriname

Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Switzerland
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Taiwan
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Thailand
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	United Kingdom
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	United States
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Viet Nam
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	Zimbabwe
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Peru
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Russian Federation
Tin	Alpha	Argentina
Tin	Alpha	Australia
Tin	Alpha	Austria
Tin	Alpha	Belgium
Tin	Alpha	Bolivia
Tin	Alpha	Brazil
Tin	Alpha	Cambodia
Tin	Alpha	Canada
Tin	Alpha	Chile
Tin	Alpha	China
Tin	Alpha	Colombia
Tin	Alpha	Czech Republic
Tin	Alpha	Djibouti
Tin	Alpha	Ecuador
Tin	Alpha	Egypt
Tin	Alpha	Estonia
Tin	Alpha	Ethiopia
Tin	Alpha	France
Tin	Alpha	Germany
Tin	Alpha	Guyana
Tin	Alpha	Hungary
Tin	Alpha	India
Tin	Alpha	Indonesia
Tin	Alpha	Ireland
Tin	Alpha	Israel
Tin	Alpha	Ivory Coast
Tin	Alpha	Japan
Tin	Alpha	Jersey
Tin	Alpha	Kazakhstan
Tin	Alpha	Korea, Republic of
Tin	Alpha	Laos
Tin	Alpha	Luxembourg
Tin	Alpha	Madagascar
Tin	Alpha	Malaysia

Tin	Alpha	Mongolia
Tin	Alpha	Myanmar
Tin	Alpha	Namibia
Tin	Alpha	Netherlands
Tin	Alpha	Nigeria
Tin	Alpha	Peru
Tin	Alpha	Portugal
Tin	Alpha	Recycle/Scrap
Tin	Alpha	Russian Federation
Tin	Alpha	Sierra Leone
Tin	Alpha	Singapore
Tin	Alpha	Slovakia
Tin	Alpha	Spain
Tin	Alpha	Suriname
Tin	Alpha	Sweden
Tin	Alpha	Switzerland
Tin	Alpha	Taiwan
Tin	Alpha	Thailand
Tin	Alpha	United Kingdom
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	Viet Nam
Tin	Alpha	Zimbabwe
Tin	An Vinh Joint Stock Mineral Processing Company	Brazil
Tin	An Vinh Joint Stock Mineral Processing Company	Turkey
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	No known country of origin.
Tin	China Tin Group Co., Ltd.	China
Tin	China Tin Group Co., Ltd.	China
Tin	China Tin Group Co., Ltd.	Indonesia
Tin	China Tin Group Co., Ltd.	Mexico
Tin	China Tin Group Co., Ltd.	Russian Federation
Tin	China Tin Group Co., Ltd.	Switzerland
Tin	China Tin Group Co., Ltd.	United States
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	No known country of origin.
Tin	CRM Synergies	No known country of origin.
Tin	CV Ayi Jaya	Argentina
Tin	CV Ayi Jaya	Australia
Tin	CV Ayi Jaya	Austria
Tin	CV Ayi Jaya	Belgium
Tin	CV Ayi Jaya	Bolivia
Tin	CV Ayi Jaya	Brazil
Tin	CV Ayi Jaya	Cambodia

Tin	CV Ayi Jaya	Canada
Tin	CV Ayi Jaya	Chile
Tin	CV Ayi Jaya	China
Tin	CV Ayi Jaya	Czech Republic
Tin	CV Ayi Jaya	Djibouti
Tin	CV Ayi Jaya	Ecuador
Tin	CV Ayi Jaya	Egypt
Tin	CV Ayi Jaya	Estonia
Tin	CV Ayi Jaya	Ethiopia
Tin	CV Ayi Jaya	France
Tin	CV Ayi Jaya	Germany
Tin	CV Ayi Jaya	Guyana
Tin	CV Ayi Jaya	Hungary
Tin	CV Ayi Jaya	India
Tin	CV Ayi Jaya	Indonesia
Tin	CV Ayi Jaya	Ireland
Tin	CV Ayi Jaya	Israel
Tin	CV Ayi Jaya	Ivory Coast
Tin	CV Ayi Jaya	Japan
Tin	CV Ayi Jaya	Kazakhstan
Tin	CV Ayi Jaya	Korea, Republic of
Tin	CV Ayi Jaya	Laos
Tin	CV Ayi Jaya	Luxembourg
Tin	CV Ayi Jaya	Madagascar
Tin	CV Ayi Jaya	Malaysia
Tin	CV Ayi Jaya	Mongolia
Tin	CV Ayi Jaya	Myanmar
Tin	CV Ayi Jaya	Namibia
Tin	CV Ayi Jaya	Netherlands
Tin	CV Ayi Jaya	Nigeria
Tin	CV Ayi Jaya	Peru
Tin	CV Ayi Jaya	Portugal
Tin	CV Ayi Jaya	Russian Federation
Tin	CV Ayi Jaya	Sierra Leone
Tin	CV Ayi Jaya	Singapore
Tin	CV Ayi Jaya	Slovakia
Tin	CV Ayi Jaya	Spain
Tin	CV Ayi Jaya	Suriname
Tin	CV Ayi Jaya	Switzerland
Tin	CV Ayi Jaya	Taiwan
Tin	CV Ayi Jaya	Thailand
Tin	CV Ayi Jaya	United Kingdom
Tin	CV Ayi Jaya	United States
Tin	CV Ayi Jaya	Viet Nam
Tin	CV Ayi Jaya	Zimbabwe

Tin	CV Venus Inti Perkasa	Canada
Tin	CV Venus Inti Perkasa	Chile
Tin	CV Venus Inti Perkasa	Congo (Brazzaville)
Tin	CV Venus Inti Perkasa	Germany
Tin	CV Venus Inti Perkasa	Guyana
Tin	CV Venus Inti Perkasa	Indonesia
Tin	CV Venus Inti Perkasa	Japan
Tin	CV Venus Inti Perkasa	Mexico
Tin	CV Venus Inti Perkasa	Peru
Tin	CV Venus Inti Perkasa	Suriname
Tin	CV Venus Inti Perkasa	Switzerland
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	No known country of origin.
Tin	Dowa	No known country of origin.
Tin	DS Myanmar	No known country of origin.
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Brazil
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Canada
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Chile
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	China
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	United States
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam
Tin	EM Vinto	Argentina
Tin	EM Vinto	Australia
Tin	EM Vinto	Austria
Tin	EM Vinto	Belgium
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Brazil
Tin	EM Vinto	Brazil
Tin	EM Vinto	Cambodia
Tin	EM Vinto	Canada
Tin	EM Vinto	Canada
Tin	EM Vinto	Chile
Tin	EM Vinto	China
Tin	EM Vinto	China
Tin	EM Vinto	Colombia
Tin	EM Vinto	Congo (Brazzaville)
Tin	EM Vinto	Czech Republic
Tin	EM Vinto	Djibouti

Tin	EM Vinto	DRC- Congo (Kinshasa)
Tin	EM Vinto	Ecuador
Tin	EM Vinto	Egypt
Tin	EM Vinto	Estonia
Tin	EM Vinto	Ethiopia
Tin	EM Vinto	France
Tin	EM Vinto	Germany
Tin	EM Vinto	Germany
Tin	EM Vinto	Guyana
Tin	EM Vinto	Hungary
Tin	EM Vinto	India
Tin	EM Vinto	Indonesia
Tin	EM Vinto	Indonesia
Tin	EM Vinto	Ireland
Tin	EM Vinto	Israel
Tin	EM Vinto	Ivory Coast
Tin	EM Vinto	Japan
Tin	EM Vinto	Kazakhstan
Tin	EM Vinto	Korea, Republic of
Tin	EM Vinto	Laos
Tin	EM Vinto	Luxembourg
Tin	EM Vinto	Madagascar
Tin	EM Vinto	Malaysia
Tin	EM Vinto	Malaysia
Tin	EM Vinto	Mongolia
Tin	EM Vinto	Myanmar
Tin	EM Vinto	Namibia
Tin	EM Vinto	Netherlands
Tin	EM Vinto	Nigeria
Tin	EM Vinto	Peru
Tin	EM Vinto	Peru
Tin	EM Vinto	Portugal
Tin	EM Vinto	Russian Federation
Tin	EM Vinto	Russian Federation
Tin	EM Vinto	Sierra Leone
Tin	EM Vinto	Singapore
Tin	EM Vinto	Slovakia
Tin	EM Vinto	Spain
Tin	EM Vinto	Suriname
Tin	EM Vinto	Switzerland
Tin	EM Vinto	Taiwan
Tin	EM Vinto	Thailand
Tin	EM Vinto	United Kingdom
Tin	EM Vinto	United States
Tin	EM Vinto	Viet Nam

Tin	EM Vinto	Zimbabwe
Tin	Estanho de Rondonia S.A.	Brazil
Tin	Estanho de Rondonia S.A.	Taiwan
Tin	Fabrica Auricchio Industria e Comercio Ltda.	No known country of origin.
Tin	Fenix Metals	Australia
Tin	Fenix Metals	Bolivia
Tin	Fenix Metals	Brazil
Tin	Fenix Metals	China
Tin	Fenix Metals	Indonesia
Tin	Fenix Metals	Kazakhstan
Tin	Fenix Metals	Peru
Tin	Fenix Metals	Poland
Tin	Fenix Metals	Recycle/Scrap
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	No known country of origin.
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Argentina
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Australia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Austria
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Belgium
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Bolivia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Brazil
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Cambodia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Canada
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Canada
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Chile
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Colombia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Czech Republic
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Djibouti
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Ecuador
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Egypt
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Estonia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Ethiopia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	France
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Germany
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Guyana
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Hungary
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	India
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Indonesia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Indonesia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Ireland
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Israel
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Ivory Coast

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Japan
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Japan
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Kazakhstan
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Korea, Republic of
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Laos
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Luxembourg
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Madagascar
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Malaysia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Mongolia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Myanmar
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Namibia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Netherlands
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Nigeria
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Peru
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Peru
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Portugal
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Russian Federation
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Sierra Leone
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Singapore
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Slovakia
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Spain
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Suriname
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Switzerland
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Taiwan
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Thailand
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	United Kingdom
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	United States
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Viet Nam
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Zimbabwe
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Brazil
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Indonesia
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	No known country of origin.
Tin	Jiangxi New Nanshan Technology Ltd.	Bolivia
Tin	Jiangxi New Nanshan Technology Ltd.	Bolivia
Tin	Jiangxi New Nanshan Technology Ltd.	China
Tin	Jiangxi New Nanshan Technology Ltd.	China
Tin	Jiangxi New Nanshan Technology Ltd.	Portugal
Tin	Jiangxi New Nanshan Technology Ltd.	Russian Federation
Tin	Luna Smelter, Ltd.	No known country of origin.
Tin	Magnu's Minerais Metais e Ligas Ltda.	Argentina
Tin	Magnu's Minerais Metais e Ligas Ltda.	Australia

Tin	Magnu's Minerais Metais e Ligas Ltda.	Austria
Tin	Magnu's Minerais Metais e Ligas Ltda.	Belgium
Tin	Magnu's Minerais Metais e Ligas Ltda.	Bolivia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
Tin	Magnu's Minerais Metais e Ligas Ltda.	Cambodia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Canada
Tin	Magnu's Minerais Metais e Ligas Ltda.	Chile
Tin	Magnu's Minerais Metais e Ligas Ltda.	China
Tin	Magnu's Minerais Metais e Ligas Ltda.	Colombia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Czech Republic
Tin	Magnu's Minerais Metais e Ligas Ltda.	Djibouti
Tin	Magnu's Minerais Metais e Ligas Ltda.	DRC- Congo (Kinshasa)
Tin	Magnu's Minerais Metais e Ligas Ltda.	Ecuador
Tin	Magnu's Minerais Metais e Ligas Ltda.	Egypt
Tin	Magnu's Minerais Metais e Ligas Ltda.	Estonia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Ethiopia
Tin	Magnu's Minerais Metais e Ligas Ltda.	France
Tin	Magnu's Minerais Metais e Ligas Ltda.	Germany
Tin	Magnu's Minerais Metais e Ligas Ltda.	Guyana
Tin	Magnu's Minerais Metais e Ligas Ltda.	Hungary
Tin	Magnu's Minerais Metais e Ligas Ltda.	India
Tin	Magnu's Minerais Metais e Ligas Ltda.	Indonesia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Ireland
Tin	Magnu's Minerais Metais e Ligas Ltda.	Israel
Tin	Magnu's Minerais Metais e Ligas Ltda.	Ivory Coast
Tin	Magnu's Minerais Metais e Ligas Ltda.	Japan
Tin	Magnu's Minerais Metais e Ligas Ltda.	Kazakhstan
Tin	Magnu's Minerais Metais e Ligas Ltda.	Korea, Republic of
Tin	Magnu's Minerais Metais e Ligas Ltda.	Laos
Tin	Magnu's Minerais Metais e Ligas Ltda.	Luxembourg
Tin	Magnu's Minerais Metais e Ligas Ltda.	Madagascar
Tin	Magnu's Minerais Metais e Ligas Ltda.	Malaysia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Mongolia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Myanmar
Tin	Magnu's Minerais Metais e Ligas Ltda.	Namibia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Netherlands
Tin	Magnu's Minerais Metais e Ligas Ltda.	Nigeria
Tin	Magnu's Minerais Metais e Ligas Ltda.	Peru
Tin	Magnu's Minerais Metais e Ligas Ltda.	Portugal
Tin	Magnu's Minerais Metais e Ligas Ltda.	Russian Federation
Tin	Magnu's Minerais Metais e Ligas Ltda.	Sierra Leone
Tin	Magnu's Minerais Metais e Ligas Ltda.	Singapore
Tin	Magnu's Minerais Metais e Ligas Ltda.	Slovakia
Tin	Magnu's Minerais Metais e Ligas Ltda.	Spain

Tin	Magnu's Minerais Metais e Ligas Ltda.	Suriname
Tin	Magnu's Minerais Metais e Ligas Ltda.	Switzerland
Tin	Magnu's Minerais Metais e Ligas Ltda.	Taiwan
Tin	Magnu's Minerais Metais e Ligas Ltda.	Thailand
Tin	Magnu's Minerais Metais e Ligas Ltda.	United Kingdom
Tin	Magnu's Minerais Metais e Ligas Ltda.	United States
Tin	Magnu's Minerais Metais e Ligas Ltda.	Viet Nam
Tin	Magnu's Minerais Metais e Ligas Ltda.	Zimbabwe
Tin	Malaysia Smelting Corporation (MSC)	Angola
Tin	Malaysia Smelting Corporation (MSC)	Argentina
Tin	Malaysia Smelting Corporation (MSC)	Australia
Tin	Malaysia Smelting Corporation (MSC)	Austria
Tin	Malaysia Smelting Corporation (MSC)	Belgium
Tin	Malaysia Smelting Corporation (MSC)	Burundi
Tin	Malaysia Smelting Corporation (MSC)	Cambodia
Tin	Malaysia Smelting Corporation (MSC)	Central African Republic
Tin	Malaysia Smelting Corporation (MSC)	China
Tin	Malaysia Smelting Corporation (MSC)	Colombia
Tin	Malaysia Smelting Corporation (MSC)	Congo (Brazzaville)
Tin	Malaysia Smelting Corporation (MSC)	Congo (Brazzaville)
Tin	Malaysia Smelting Corporation (MSC)	Czech Republic
Tin	Malaysia Smelting Corporation (MSC)	Djibouti
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation (MSC)	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation (MSC)	Ecuador
Tin	Malaysia Smelting Corporation (MSC)	Egypt
Tin	Malaysia Smelting Corporation (MSC)	Estonia
Tin	Malaysia Smelting Corporation (MSC)	Ethiopia
Tin	Malaysia Smelting Corporation (MSC)	France
Tin	Malaysia Smelting Corporation (MSC)	Germany
Tin	Malaysia Smelting Corporation (MSC)	Guyana
Tin	Malaysia Smelting Corporation (MSC)	Hungary
Tin	Malaysia Smelting Corporation (MSC)	India
Tin	Malaysia Smelting Corporation (MSC)	Indonesia
Tin	Malaysia Smelting Corporation (MSC)	Indonesia
Tin	Malaysia Smelting Corporation (MSC)	Ireland
Tin	Malaysia Smelting Corporation (MSC)	Israel
Tin	Malaysia Smelting Corporation (MSC)	Ivory Coast
Tin	Malaysia Smelting Corporation (MSC)	Kazakhstan
Tin	Malaysia Smelting Corporation (MSC)	Kenya
Tin	Malaysia Smelting Corporation (MSC)	Korea, Republic of

Tin	Malaysia Smelting Corporation (MSC)	Laos
Tin	Malaysia Smelting Corporation (MSC)	Luxembourg
Tin	Malaysia Smelting Corporation (MSC)	Madagascar
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tin	Malaysia Smelting Corporation (MSC)	Mongolia
Tin	Malaysia Smelting Corporation (MSC)	Mozambique
Tin	Malaysia Smelting Corporation (MSC)	Myanmar
Tin	Malaysia Smelting Corporation (MSC)	Namibia
Tin	Malaysia Smelting Corporation (MSC)	Netherlands
Tin	Malaysia Smelting Corporation (MSC)	Russian Federation
Tin	Malaysia Smelting Corporation (MSC)	Sierra Leone
Tin	Malaysia Smelting Corporation (MSC)	Singapore
Tin	Malaysia Smelting Corporation (MSC)	Slovakia
Tin	Malaysia Smelting Corporation (MSC)	South Africa
Tin	Malaysia Smelting Corporation (MSC)	South Sudan
Tin	Malaysia Smelting Corporation (MSC)	Suriname
Tin	Malaysia Smelting Corporation (MSC)	Taiwan
Tin	Malaysia Smelting Corporation (MSC)	Tanzania
Tin	Malaysia Smelting Corporation (MSC)	Uganda
Tin	Malaysia Smelting Corporation (MSC)	United Kingdom
Tin	Malaysia Smelting Corporation (MSC)	United States
Tin	Malaysia Smelting Corporation (MSC)	Viet Nam
Tin	Malaysia Smelting Corporation (MSC)	Zambia
Tin	Malaysia Smelting Corporation (MSC)	Zimbabwe
Tin	Melt Metais e Ligas S.A.	Argentina
Tin	Melt Metais e Ligas S.A.	Australia
Tin	Melt Metais e Ligas S.A.	Austria
Tin	Melt Metais e Ligas S.A.	Belgium
Tin	Melt Metais e Ligas S.A.	Bolivia
Tin	Melt Metais e Ligas S.A.	Brazil
Tin	Melt Metais e Ligas S.A.	Brazil
Tin	Melt Metais e Ligas S.A.	Cambodia
Tin	Melt Metais e Ligas S.A.	Canada
Tin	Melt Metais e Ligas S.A.	Chile
Tin	Melt Metais e Ligas S.A.	China
Tin	Melt Metais e Ligas S.A.	Colombia
Tin	Melt Metais e Ligas S.A.	Czech Republic
Tin	Melt Metais e Ligas S.A.	Djibouti
Tin	Melt Metais e Ligas S.A.	Ecuador
Tin	Melt Metais e Ligas S.A.	Egypt
Tin	Melt Metais e Ligas S.A.	Estonia
Tin	Melt Metais e Ligas S.A.	Ethiopia
Tin	Melt Metais e Ligas S.A.	France
Tin	Melt Metais e Ligas S.A.	Germany

Tin	Melt Metais e Ligas S.A.	Guyana
Tin	Melt Metais e Ligas S.A.	Hungary
Tin	Melt Metais e Ligas S.A.	India
Tin	Melt Metais e Ligas S.A.	Indonesia
Tin	Melt Metais e Ligas S.A.	Ireland
Tin	Melt Metais e Ligas S.A.	Israel
Tin	Melt Metais e Ligas S.A.	Ivory Coast
Tin	Melt Metais e Ligas S.A.	Japan
Tin	Melt Metais e Ligas S.A.	Kazakhstan
Tin	Melt Metais e Ligas S.A.	Korea, Republic of
Tin	Melt Metais e Ligas S.A.	Laos
Tin	Melt Metais e Ligas S.A.	Luxembourg
Tin	Melt Metais e Ligas S.A.	Madagascar
Tin	Melt Metais e Ligas S.A.	Malaysia
Tin	Melt Metais e Ligas S.A.	Mongolia
Tin	Melt Metais e Ligas S.A.	Myanmar
Tin	Melt Metais e Ligas S.A.	Namibia
Tin	Melt Metais e Ligas S.A.	Netherlands
Tin	Melt Metais e Ligas S.A.	Nigeria
Tin	Melt Metais e Ligas S.A.	Peru
Tin	Melt Metais e Ligas S.A.	Portugal
Tin	Melt Metais e Ligas S.A.	Russian Federation
Tin	Melt Metais e Ligas S.A.	Sierra Leone
Tin	Melt Metais e Ligas S.A.	Singapore
Tin	Melt Metais e Ligas S.A.	Slovakia
Tin	Melt Metais e Ligas S.A.	Spain
Tin	Melt Metais e Ligas S.A.	Suriname
Tin	Melt Metais e Ligas S.A.	Switzerland
Tin	Melt Metais e Ligas S.A.	Taiwan
Tin	Melt Metais e Ligas S.A.	Thailand
Tin	Melt Metais e Ligas S.A.	United Kingdom
Tin	Melt Metais e Ligas S.A.	United States
Tin	Melt Metais e Ligas S.A.	Viet Nam
Tin	Melt Metais e Ligas S.A.	Zimbabwe
Tin	Metallic Resources, Inc.	United States
Tin	Metallic Resources, Inc.	United States
Tin	Metallo Belgium N.V.	Argentina
Tin	Metallo Belgium N.V.	Australia
Tin	Metallo Belgium N.V.	Austria
Tin	Metallo Belgium N.V.	Belgium
Tin	Metallo Belgium N.V.	Belgium
Tin	Metallo Belgium N.V.	Bolivia
Tin	Metallo Belgium N.V.	Brazil
Tin	Metallo Belgium N.V.	Cambodia
Tin	Metallo Belgium N.V.	Canada

Tin	Metallo Belgium N.V.	Chile
Tin	Metallo Belgium N.V.	China
Tin	Metallo Belgium N.V.	China
Tin	Metallo Belgium N.V.	Colombia
Tin	Metallo Belgium N.V.	Czech Republic
Tin	Metallo Belgium N.V.	Djibouti
Tin	Metallo Belgium N.V.	DRC- Congo (Kinshasa)
Tin	Metallo Belgium N.V.	Ecuador
Tin	Metallo Belgium N.V.	Egypt
Tin	Metallo Belgium N.V.	Estonia
Tin	Metallo Belgium N.V.	Ethiopia
Tin	Metallo Belgium N.V.	France
Tin	Metallo Belgium N.V.	Germany
Tin	Metallo Belgium N.V.	Guyana
Tin	Metallo Belgium N.V.	Hungary
Tin	Metallo Belgium N.V.	India
Tin	Metallo Belgium N.V.	Indonesia
Tin	Metallo Belgium N.V.	Ireland
Tin	Metallo Belgium N.V.	Israel
Tin	Metallo Belgium N.V.	Ivory Coast
Tin	Metallo Belgium N.V.	Japan
Tin	Metallo Belgium N.V.	Kazakhstan
Tin	Metallo Belgium N.V.	Korea, Republic of
Tin	Metallo Belgium N.V.	Laos
Tin	Metallo Belgium N.V.	Luxembourg
Tin	Metallo Belgium N.V.	Madagascar
Tin	Metallo Belgium N.V.	Malaysia
Tin	Metallo Belgium N.V.	Malaysia
Tin	Metallo Belgium N.V.	Mongolia
Tin	Metallo Belgium N.V.	Myanmar
Tin	Metallo Belgium N.V.	Namibia
Tin	Metallo Belgium N.V.	Netherlands
Tin	Metallo Belgium N.V.	Nigeria
Tin	Metallo Belgium N.V.	Peru
Tin	Metallo Belgium N.V.	Peru
Tin	Metallo Belgium N.V.	Portugal
Tin	Metallo Belgium N.V.	Russian Federation
Tin	Metallo Belgium N.V.	Russian Federation
Tin	Metallo Belgium N.V.	Sierra Leone
Tin	Metallo Belgium N.V.	Singapore
Tin	Metallo Belgium N.V.	Slovakia
Tin	Metallo Belgium N.V.	Spain
Tin	Metallo Belgium N.V.	Suriname
Tin	Metallo Belgium N.V.	Switzerland
Tin	Metallo Belgium N.V.	Taiwan

Tin	Metallo Belgium N.V.	Thailand
Tin	Metallo Belgium N.V.	Thailand
Tin	Metallo Belgium N.V.	United Kingdom
Tin	Metallo Belgium N.V.	United States
Tin	Metallo Belgium N.V.	Viet Nam
Tin	Metallo Belgium N.V.	Zimbabwe
Tin	Metallo Spain S.L.U.	Spain
Tin	Mineracao Taboca S.A.	Brazil
Tin	Mineracao Taboca S.A.	Thailand
Tin	Minsur	Argentina
Tin	Minsur	Australia
Tin	Minsur	Austria
Tin	Minsur	Belgium
Tin	Minsur	Bolivia
Tin	Minsur	Brazil
Tin	Minsur	Cambodia
Tin	Minsur	Canada
Tin	Minsur	Chile
Tin	Minsur	China
Tin	Minsur	Colombia
Tin	Minsur	Czech Republic
Tin	Minsur	Djibouti
Tin	Minsur	Ecuador
Tin	Minsur	Egypt
Tin	Minsur	Estonia
Tin	Minsur	Ethiopia
Tin	Minsur	France
Tin	Minsur	Germany
Tin	Minsur	Guyana
Tin	Minsur	Hungary
Tin	Minsur	India
Tin	Minsur	Indonesia
Tin	Minsur	Ireland
Tin	Minsur	Israel
Tin	Minsur	Ivory Coast
Tin	Minsur	Japan
Tin	Minsur	Kazakhstan
Tin	Minsur	Korea, Republic of
Tin	Minsur	Laos
Tin	Minsur	Luxembourg
Tin	Minsur	Madagascar
Tin	Minsur	Malaysia
Tin	Minsur	Mongolia
Tin	Minsur	Myanmar
Tin	Minsur	Namibia

Tin	Minsur	Netherlands
Tin	Minsur	Nigeria
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Portugal
Tin	Minsur	Russian Federation
Tin	Minsur	Sierra Leone
Tin	Minsur	Singapore
Tin	Minsur	Slovakia
Tin	Minsur	Spain
Tin	Minsur	Suriname
Tin	Minsur	Switzerland
Tin	Minsur	Taiwan
Tin	Minsur	Thailand
Tin	Minsur	United Kingdom
Tin	Minsur	United States
Tin	Minsur	United States
Tin	Minsur	Viet Nam
Tin	Minsur	Zimbabwe
Tin	Mitsubishi Materials Corporation	Canada
Tin	Mitsubishi Materials Corporation	Indonesia
Tin	Mitsubishi Materials Corporation	Japan
Tin	Mitsubishi Materials Corporation	Papua New Guinea
Tin	Modeltech Sdn Bhd	No known country of origin.
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Estonia
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam
Tin	Novosibirsk Processing Plant Ltd.	Kazakhstan
Tin	Novosibirsk Processing Plant Ltd.	Peru
Tin	Novosibirsk Processing Plant Ltd.	Philippines
Tin	Novosibirsk Processing Plant Ltd.	Philippines
Tin	Novosibirsk Processing Plant Ltd.	Russian Federation
Tin	Novosibirsk Processing Plant Ltd.	United States
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	China
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Netherlands
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Philippines
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	Bolivia
Tin	O.M. Manufacturing Philippines, Inc.	Brazil
Tin	O.M. Manufacturing Philippines, Inc.	Canada
Tin	O.M. Manufacturing Philippines, Inc.	China
Tin	O.M. Manufacturing Philippines, Inc.	Japan
Tin	O.M. Manufacturing Philippines, Inc.	Malaysia
Tin	O.M. Manufacturing Philippines, Inc.	Peru

Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	Operaciones Metalurgicas S.A.	Argentina
Tin	Operaciones Metalurgicas S.A.	Australia
Tin	Operaciones Metalurgicas S.A.	Austria
Tin	Operaciones Metalurgicas S.A.	Belgium
Tin	Operaciones Metalurgicas S.A.	Bolivia
Tin	Operaciones Metalurgicas S.A.	Brazil
Tin	Operaciones Metalurgicas S.A.	Cambodia
Tin	Operaciones Metalurgicas S.A.	Canada
Tin	Operaciones Metalurgicas S.A.	Chile
Tin	Operaciones Metalurgicas S.A.	China
Tin	Operaciones Metalurgicas S.A.	Colombia
Tin	Operaciones Metalurgicas S.A.	Czech Republic
Tin	Operaciones Metalurgicas S.A.	Djibouti
Tin	Operaciones Metalurgicas S.A.	DRC- Congo (Kinshasa)
Tin	Operaciones Metalurgicas S.A.	DRC- Congo (Kinshasa)
Tin	Operaciones Metalurgicas S.A.	Ecuador
Tin	Operaciones Metalurgicas S.A.	Egypt
Tin	Operaciones Metalurgicas S.A.	Estonia
Tin	Operaciones Metalurgicas S.A.	Ethiopia
Tin	Operaciones Metalurgicas S.A.	France
Tin	Operaciones Metalurgicas S.A.	Germany
Tin	Operaciones Metalurgicas S.A.	Guyana
Tin	Operaciones Metalurgicas S.A.	Hungary
Tin	Operaciones Metalurgicas S.A.	India
Tin	Operaciones Metalurgicas S.A.	Indonesia
Tin	Operaciones Metalurgicas S.A.	Ireland
Tin	Operaciones Metalurgicas S.A.	Israel
Tin	Operaciones Metalurgicas S.A.	Ivory Coast
Tin	Operaciones Metalurgicas S.A.	Japan
Tin	Operaciones Metalurgicas S.A.	Kazakhstan
Tin	Operaciones Metalurgicas S.A.	Korea, Republic of
Tin	Operaciones Metalurgicas S.A.	Laos
Tin	Operaciones Metalurgicas S.A.	Luxembourg
Tin	Operaciones Metalurgicas S.A.	Madagascar
Tin	Operaciones Metalurgicas S.A.	Malaysia
Tin	Operaciones Metalurgicas S.A.	Mongolia
Tin	Operaciones Metalurgicas S.A.	Myanmar
Tin	Operaciones Metalurgicas S.A.	Namibia
Tin	Operaciones Metalurgicas S.A.	Netherlands
Tin	Operaciones Metalurgicas S.A.	Nigeria
Tin	Operaciones Metalurgicas S.A.	Peru
Tin	Operaciones Metalurgicas S.A.	Philippines
Tin	Operaciones Metalurgicas S.A.	Portugal
Tin	Operaciones Metalurgicas S.A.	Russian Federation

Tin	Operaciones Metalurgicas S.A.	Sierra Leone
Tin	Operaciones Metalurgicas S.A.	Singapore
Tin	Operaciones Metalurgicas S.A.	Slovakia
Tin	Operaciones Metalurgicas S.A.	Spain
Tin	Operaciones Metalurgicas S.A.	Suriname
Tin	Operaciones Metalurgicas S.A.	Switzerland
Tin	Operaciones Metalurgicas S.A.	Taiwan
Tin	Operaciones Metalurgicas S.A.	Thailand
Tin	Operaciones Metalurgicas S.A.	United Kingdom
Tin	Operaciones Metalurgicas S.A.	United States
Tin	Operaciones Metalurgicas S.A.	Viet Nam
Tin	Operaciones Metalurgicas S.A.	Zimbabwe
Tin	Pongpipat Company Limited	No known country of origin.
Tin	Precious Minerals and Smelting Limited	No known country of origin.
Tin	PT Aries Kencana Sejahtera	Argentina
Tin	PT Aries Kencana Sejahtera	Australia
Tin	PT Aries Kencana Sejahtera	Austria
Tin	PT Aries Kencana Sejahtera	Belgium
Tin	PT Aries Kencana Sejahtera	Bolivia
Tin	PT Aries Kencana Sejahtera	Brazil
Tin	PT Aries Kencana Sejahtera	Cambodia
Tin	PT Aries Kencana Sejahtera	Canada
Tin	PT Aries Kencana Sejahtera	Chile
Tin	PT Aries Kencana Sejahtera	China
Tin	PT Aries Kencana Sejahtera	China
Tin	PT Aries Kencana Sejahtera	Colombia
Tin	PT Aries Kencana Sejahtera	Czech Republic
Tin	PT Aries Kencana Sejahtera	Djibouti
Tin	PT Aries Kencana Sejahtera	Ecuador
Tin	PT Aries Kencana Sejahtera	Egypt
Tin	PT Aries Kencana Sejahtera	Estonia
Tin	PT Aries Kencana Sejahtera	Ethiopia
Tin	PT Aries Kencana Sejahtera	France
Tin	PT Aries Kencana Sejahtera	Germany
Tin	PT Aries Kencana Sejahtera	Guyana
Tin	PT Aries Kencana Sejahtera	Hungary
Tin	PT Aries Kencana Sejahtera	India
Tin	PT Aries Kencana Sejahtera	Indonesia
Tin	PT Aries Kencana Sejahtera	Ireland
Tin	PT Aries Kencana Sejahtera	Israel
Tin	PT Aries Kencana Sejahtera	Ivory Coast
Tin	PT Aries Kencana Sejahtera	Japan
Tin	PT Aries Kencana Sejahtera	Kazakhstan
Tin	PT Aries Kencana Sejahtera	Korea, Republic of
Tin	PT Aries Kencana Sejahtera	Laos

Tin	PT Aries Kencana Sejahtera	Luxembourg
Tin	PT Aries Kencana Sejahtera	Madagascar
Tin	PT Aries Kencana Sejahtera	Malaysia
Tin	PT Aries Kencana Sejahtera	Mongolia
Tin	PT Aries Kencana Sejahtera	Myanmar
Tin	PT Aries Kencana Sejahtera	Namibia
Tin	PT Aries Kencana Sejahtera	Netherlands
Tin	PT Aries Kencana Sejahtera	Nigeria
Tin	PT Aries Kencana Sejahtera	Peru
Tin	PT Aries Kencana Sejahtera	Portugal
Tin	PT Aries Kencana Sejahtera	Russian Federation
Tin	PT Aries Kencana Sejahtera	Sierra Leone
Tin	PT Aries Kencana Sejahtera	Singapore
Tin	PT Aries Kencana Sejahtera	Slovakia
Tin	PT Aries Kencana Sejahtera	Spain
Tin	PT Aries Kencana Sejahtera	Suriname
Tin	PT Aries Kencana Sejahtera	Switzerland
Tin	PT Aries Kencana Sejahtera	Taiwan
Tin	PT Aries Kencana Sejahtera	Thailand
Tin	PT Aries Kencana Sejahtera	United Kingdom
Tin	PT Aries Kencana Sejahtera	United States
Tin	PT Aries Kencana Sejahtera	Viet Nam
Tin	PT Aries Kencana Sejahtera	Zimbabwe
Tin	PT Artha Cipta Langgeng	Argentina
Tin	PT Artha Cipta Langgeng	Australia
Tin	PT Artha Cipta Langgeng	Austria
Tin	PT Artha Cipta Langgeng	Belgium
Tin	PT Artha Cipta Langgeng	Bolivia
Tin	PT Artha Cipta Langgeng	Brazil
Tin	PT Artha Cipta Langgeng	Cambodia
Tin	PT Artha Cipta Langgeng	Canada
Tin	PT Artha Cipta Langgeng	Chile
Tin	PT Artha Cipta Langgeng	China
Tin	PT Artha Cipta Langgeng	Colombia
Tin	PT Artha Cipta Langgeng	Czech Republic
Tin	PT Artha Cipta Langgeng	Djibouti
Tin	PT Artha Cipta Langgeng	Ecuador
Tin	PT Artha Cipta Langgeng	Egypt
Tin	PT Artha Cipta Langgeng	Estonia
Tin	PT Artha Cipta Langgeng	Ethiopia
Tin	PT Artha Cipta Langgeng	France
Tin	PT Artha Cipta Langgeng	Germany
Tin	PT Artha Cipta Langgeng	Guyana
Tin	PT Artha Cipta Langgeng	Hungary
Tin	PT Artha Cipta Langgeng	India

Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Artha Cipta Langgeng	Ireland
Tin	PT Artha Cipta Langgeng	Israel
Tin	PT Artha Cipta Langgeng	Ivory Coast
Tin	PT Artha Cipta Langgeng	Japan
Tin	PT Artha Cipta Langgeng	Kazakhstan
Tin	PT Artha Cipta Langgeng	Korea, Republic of
Tin	PT Artha Cipta Langgeng	Laos
Tin	PT Artha Cipta Langgeng	Luxembourg
Tin	PT Artha Cipta Langgeng	Madagascar
Tin	PT Artha Cipta Langgeng	Malaysia
Tin	PT Artha Cipta Langgeng	Mexico
Tin	PT Artha Cipta Langgeng	Mongolia
Tin	PT Artha Cipta Langgeng	Myanmar
Tin	PT Artha Cipta Langgeng	Namibia
Tin	PT Artha Cipta Langgeng	Netherlands
Tin	PT Artha Cipta Langgeng	Nigeria
Tin	PT Artha Cipta Langgeng	Peru
Tin	PT Artha Cipta Langgeng	Portugal
Tin	PT Artha Cipta Langgeng	Russian Federation
Tin	PT Artha Cipta Langgeng	Sierra Leone
Tin	PT Artha Cipta Langgeng	Singapore
Tin	PT Artha Cipta Langgeng	Slovakia
Tin	PT Artha Cipta Langgeng	Spain
Tin	PT Artha Cipta Langgeng	Suriname
Tin	PT Artha Cipta Langgeng	Switzerland
Tin	PT Artha Cipta Langgeng	Taiwan
Tin	PT Artha Cipta Langgeng	Thailand
Tin	PT Artha Cipta Langgeng	United Kingdom
Tin	PT Artha Cipta Langgeng	United States
Tin	PT Artha Cipta Langgeng	Uzbekistan
Tin	PT Artha Cipta Langgeng	Viet Nam
Tin	PT Artha Cipta Langgeng	Zimbabwe
Tin	PT ATD Makmur Mandiri Jaya	Argentina
Tin	PT ATD Makmur Mandiri Jaya	Australia
Tin	PT ATD Makmur Mandiri Jaya	Austria
Tin	PT ATD Makmur Mandiri Jaya	Belgium
Tin	PT ATD Makmur Mandiri Jaya	Bolivia
Tin	PT ATD Makmur Mandiri Jaya	Brazil
Tin	PT ATD Makmur Mandiri Jaya	Cambodia
Tin	PT ATD Makmur Mandiri Jaya	Canada
Tin	PT ATD Makmur Mandiri Jaya	Chile
Tin	PT ATD Makmur Mandiri Jaya	China
Tin	PT ATD Makmur Mandiri Jaya	Colombia
Tin	PT ATD Makmur Mandiri Jaya	Czech Republic

Tin	PT ATD Makmur Mandiri Jaya	Djibouti
Tin	PT ATD Makmur Mandiri Jaya	Ecuador
Tin	PT ATD Makmur Mandiri Jaya	Egypt
Tin	PT ATD Makmur Mandiri Jaya	Estonia
Tin	PT ATD Makmur Mandiri Jaya	Ethiopia
Tin	PT ATD Makmur Mandiri Jaya	France
Tin	PT ATD Makmur Mandiri Jaya	Germany
Tin	PT ATD Makmur Mandiri Jaya	Guyana
Tin	PT ATD Makmur Mandiri Jaya	Hungary
Tin	PT ATD Makmur Mandiri Jaya	India
Tin	PT ATD Makmur Mandiri Jaya	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	Ireland
Tin	PT ATD Makmur Mandiri Jaya	Israel
Tin	PT ATD Makmur Mandiri Jaya	Ivory Coast
Tin	PT ATD Makmur Mandiri Jaya	Japan
Tin	PT ATD Makmur Mandiri Jaya	Kazakhstan
Tin	PT ATD Makmur Mandiri Jaya	Korea, Republic of
Tin	PT ATD Makmur Mandiri Jaya	Laos
Tin	PT ATD Makmur Mandiri Jaya	Luxembourg
Tin	PT ATD Makmur Mandiri Jaya	Madagascar
Tin	PT ATD Makmur Mandiri Jaya	Malaysia
Tin	PT ATD Makmur Mandiri Jaya	Mongolia
Tin	PT ATD Makmur Mandiri Jaya	Myanmar
Tin	PT ATD Makmur Mandiri Jaya	Namibia
Tin	PT ATD Makmur Mandiri Jaya	Netherlands
Tin	PT ATD Makmur Mandiri Jaya	Nigeria
Tin	PT ATD Makmur Mandiri Jaya	Peru
Tin	PT ATD Makmur Mandiri Jaya	Portugal
Tin	PT ATD Makmur Mandiri Jaya	Russian Federation
Tin	PT ATD Makmur Mandiri Jaya	Sierra Leone
Tin	PT ATD Makmur Mandiri Jaya	Singapore
Tin	PT ATD Makmur Mandiri Jaya	Slovakia
Tin	PT ATD Makmur Mandiri Jaya	Spain
Tin	PT ATD Makmur Mandiri Jaya	Suriname
Tin	PT ATD Makmur Mandiri Jaya	Switzerland
Tin	PT ATD Makmur Mandiri Jaya	Taiwan
Tin	PT ATD Makmur Mandiri Jaya	Thailand
Tin	PT ATD Makmur Mandiri Jaya	United Kingdom
Tin	PT ATD Makmur Mandiri Jaya	United States
Tin	PT ATD Makmur Mandiri Jaya	Viet Nam
Tin	PT ATD Makmur Mandiri Jaya	Zimbabwe
Tin	PT Babel Inti Perkasa	Argentina
Tin	PT Babel Inti Perkasa	Australia
Tin	PT Babel Inti Perkasa	Austria
Tin	PT Babel Inti Perkasa	Belgium

Tin	PT Babel Inti Perkasa	Bolivia
Tin	PT Babel Inti Perkasa	Brazil
Tin	PT Babel Inti Perkasa	Cambodia
Tin	PT Babel Inti Perkasa	Canada
Tin	PT Babel Inti Perkasa	Chile
Tin	PT Babel Inti Perkasa	China
Tin	PT Babel Inti Perkasa	Colombia
Tin	PT Babel Inti Perkasa	Czech Republic
Tin	PT Babel Inti Perkasa	Djibouti
Tin	PT Babel Inti Perkasa	Ecuador
Tin	PT Babel Inti Perkasa	Egypt
Tin	PT Babel Inti Perkasa	Estonia
Tin	PT Babel Inti Perkasa	Ethiopia
Tin	PT Babel Inti Perkasa	France
Tin	PT Babel Inti Perkasa	Germany
Tin	PT Babel Inti Perkasa	Guyana
Tin	PT Babel Inti Perkasa	Hungary
Tin	PT Babel Inti Perkasa	India
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Inti Perkasa	Ireland
Tin	PT Babel Inti Perkasa	Israel
Tin	PT Babel Inti Perkasa	Ivory Coast
Tin	PT Babel Inti Perkasa	Japan
Tin	PT Babel Inti Perkasa	Kazakhstan
Tin	PT Babel Inti Perkasa	Korea, Republic of
Tin	PT Babel Inti Perkasa	Laos
Tin	PT Babel Inti Perkasa	Luxembourg
Tin	PT Babel Inti Perkasa	Madagascar
Tin	PT Babel Inti Perkasa	Malaysia
Tin	PT Babel Inti Perkasa	Mongolia
Tin	PT Babel Inti Perkasa	Myanmar
Tin	PT Babel Inti Perkasa	Namibia
Tin	PT Babel Inti Perkasa	Netherlands
Tin	PT Babel Inti Perkasa	Nigeria
Tin	PT Babel Inti Perkasa	Peru
Tin	PT Babel Inti Perkasa	Philippines
Tin	PT Babel Inti Perkasa	Portugal
Tin	PT Babel Inti Perkasa	Russian Federation
Tin	PT Babel Inti Perkasa	Sierra Leone
Tin	PT Babel Inti Perkasa	Singapore
Tin	PT Babel Inti Perkasa	Slovakia
Tin	PT Babel Inti Perkasa	Spain
Tin	PT Babel Inti Perkasa	Suriname
Tin	PT Babel Inti Perkasa	Switzerland
Tin	PT Babel Inti Perkasa	Taiwan

Tin	PT Babel Inti Perkasa	Thailand
Tin	PT Babel Inti Perkasa	United Kingdom
Tin	PT Babel Inti Perkasa	United States
Tin	PT Babel Inti Perkasa	Viet Nam
Tin	PT Babel Inti Perkasa	Zimbabwe
Tin	PT Babel Surya Alam Lestari	China
Tin	PT Bangka Prima Tin	Argentina
Tin	PT Bangka Prima Tin	Australia
Tin	PT Bangka Prima Tin	Austria
Tin	PT Bangka Prima Tin	Belgium
Tin	PT Bangka Prima Tin	Bolivia
Tin	PT Bangka Prima Tin	Brazil
Tin	PT Bangka Prima Tin	Cambodia
Tin	PT Bangka Prima Tin	Canada
Tin	PT Bangka Prima Tin	Chile
Tin	PT Bangka Prima Tin	China
Tin	PT Bangka Prima Tin	Colombia
Tin	PT Bangka Prima Tin	Czech Republic
Tin	PT Bangka Prima Tin	Djibouti
Tin	PT Bangka Prima Tin	Ecuador
Tin	PT Bangka Prima Tin	Egypt
Tin	PT Bangka Prima Tin	Estonia
Tin	PT Bangka Prima Tin	Ethiopia
Tin	PT Bangka Prima Tin	France
Tin	PT Bangka Prima Tin	Germany
Tin	PT Bangka Prima Tin	Guyana
Tin	PT Bangka Prima Tin	Hungary
Tin	PT Bangka Prima Tin	India
Tin	PT Bangka Prima Tin	Indonesia
Tin	PT Bangka Prima Tin	Ireland
Tin	PT Bangka Prima Tin	Israel
Tin	PT Bangka Prima Tin	Ivory Coast
Tin	PT Bangka Prima Tin	Japan
Tin	PT Bangka Prima Tin	Kazakhstan
Tin	PT Bangka Prima Tin	Korea, Republic of
Tin	PT Bangka Prima Tin	Laos
Tin	PT Bangka Prima Tin	Luxembourg
Tin	PT Bangka Prima Tin	Madagascar
Tin	PT Bangka Prima Tin	Malaysia
Tin	PT Bangka Prima Tin	Mongolia
Tin	PT Bangka Prima Tin	Myanmar
Tin	PT Bangka Prima Tin	Namibia
Tin	PT Bangka Prima Tin	Netherlands
Tin	PT Bangka Prima Tin	Nigeria
Tin	PT Bangka Prima Tin	Peru

Tin	PT Bangka Prima Tin	Portugal
Tin	PT Bangka Prima Tin	Russian Federation
Tin	PT Bangka Prima Tin	Sierra Leone
Tin	PT Bangka Prima Tin	Singapore
Tin	PT Bangka Prima Tin	Slovakia
Tin	PT Bangka Prima Tin	Spain
Tin	PT Bangka Prima Tin	Suriname
Tin	PT Bangka Prima Tin	Switzerland
Tin	PT Bangka Prima Tin	Taiwan
Tin	PT Bangka Prima Tin	Thailand
Tin	PT Bangka Prima Tin	United Kingdom
Tin	PT Bangka Prima Tin	United States
Tin	PT Bangka Prima Tin	Viet Nam
Tin	PT Bangka Prima Tin	Zimbabwe
Tin	PT Bangka Serumpun	No known country of origin.
Tin	PT Bangka Tin Industry	Argentina
Tin	PT Bangka Tin Industry	Australia
Tin	PT Bangka Tin Industry	Austria
Tin	PT Bangka Tin Industry	Belgium
Tin	PT Bangka Tin Industry	Bolivia
Tin	PT Bangka Tin Industry	Brazil
Tin	PT Bangka Tin Industry	Cambodia
Tin	PT Bangka Tin Industry	Canada
Tin	PT Bangka Tin Industry	Chile
Tin	PT Bangka Tin Industry	China
Tin	PT Bangka Tin Industry	Colombia
Tin	PT Bangka Tin Industry	Czech Republic
Tin	PT Bangka Tin Industry	Djibouti
Tin	PT Bangka Tin Industry	DRC- Congo (Kinshasa)
Tin	PT Bangka Tin Industry	Ecuador
Tin	PT Bangka Tin Industry	Egypt
Tin	PT Bangka Tin Industry	Estonia
Tin	PT Bangka Tin Industry	Ethiopia
Tin	PT Bangka Tin Industry	France
Tin	PT Bangka Tin Industry	Germany
Tin	PT Bangka Tin Industry	Guyana
Tin	PT Bangka Tin Industry	Hungary
Tin	PT Bangka Tin Industry	India
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Bangka Tin Industry	Ireland
Tin	PT Bangka Tin Industry	Israel
Tin	PT Bangka Tin Industry	Ivory Coast
Tin	PT Bangka Tin Industry	Japan
Tin	PT Bangka Tin Industry	Kazakhstan
Tin	PT Bangka Tin Industry	Korea, Republic of

Tin	PT Bangka Tin Industry	Laos
Tin	PT Bangka Tin Industry	Luxembourg
Tin	PT Bangka Tin Industry	Madagascar
Tin	PT Bangka Tin Industry	Malaysia
Tin	PT Bangka Tin Industry	Mongolia
Tin	PT Bangka Tin Industry	Myanmar
Tin	PT Bangka Tin Industry	Namibia
Tin	PT Bangka Tin Industry	Netherlands
Tin	PT Bangka Tin Industry	Nigeria
Tin	PT Bangka Tin Industry	Peru
Tin	PT Bangka Tin Industry	Portugal
Tin	PT Bangka Tin Industry	Russian Federation
Tin	PT Bangka Tin Industry	Sierra Leone
Tin	PT Bangka Tin Industry	Singapore
Tin	PT Bangka Tin Industry	Slovakia
Tin	PT Bangka Tin Industry	Spain
Tin	PT Bangka Tin Industry	Suriname
Tin	PT Bangka Tin Industry	Switzerland
Tin	PT Bangka Tin Industry	Taiwan
Tin	PT Bangka Tin Industry	Thailand
Tin	PT Bangka Tin Industry	United Kingdom
Tin	PT Bangka Tin Industry	United States
Tin	PT Bangka Tin Industry	Viet Nam
Tin	PT Bangka Tin Industry	Zimbabwe
Tin	PT Belitung Industri Sejahtera	Argentina
Tin	PT Belitung Industri Sejahtera	Australia
Tin	PT Belitung Industri Sejahtera	Austria
Tin	PT Belitung Industri Sejahtera	Belgium
Tin	PT Belitung Industri Sejahtera	Bolivia
Tin	PT Belitung Industri Sejahtera	Brazil
Tin	PT Belitung Industri Sejahtera	Cambodia
Tin	PT Belitung Industri Sejahtera	Canada
Tin	PT Belitung Industri Sejahtera	Chile
Tin	PT Belitung Industri Sejahtera	China
Tin	PT Belitung Industri Sejahtera	Colombia
Tin	PT Belitung Industri Sejahtera	Czech Republic
Tin	PT Belitung Industri Sejahtera	Djibouti
Tin	PT Belitung Industri Sejahtera	Ecuador
Tin	PT Belitung Industri Sejahtera	Egypt
Tin	PT Belitung Industri Sejahtera	Estonia
Tin	PT Belitung Industri Sejahtera	Ethiopia
Tin	PT Belitung Industri Sejahtera	France
Tin	PT Belitung Industri Sejahtera	Germany
Tin	PT Belitung Industri Sejahtera	Guyana
Tin	PT Belitung Industri Sejahtera	Hungary

Tin	PT Belitung Industri Sejahtera	India
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT Belitung Industri Sejahtera	Ireland
Tin	PT Belitung Industri Sejahtera	Israel
Tin	PT Belitung Industri Sejahtera	Ivory Coast
Tin	PT Belitung Industri Sejahtera	Japan
Tin	PT Belitung Industri Sejahtera	Kazakhstan
Tin	PT Belitung Industri Sejahtera	Korea, Republic of
Tin	PT Belitung Industri Sejahtera	Laos
Tin	PT Belitung Industri Sejahtera	Luxembourg
Tin	PT Belitung Industri Sejahtera	Madagascar
Tin	PT Belitung Industri Sejahtera	Malaysia
Tin	PT Belitung Industri Sejahtera	Mongolia
Tin	PT Belitung Industri Sejahtera	Myanmar
Tin	PT Belitung Industri Sejahtera	Namibia
Tin	PT Belitung Industri Sejahtera	Netherlands
Tin	PT Belitung Industri Sejahtera	Nigeria
Tin	PT Belitung Industri Sejahtera	Peru
Tin	PT Belitung Industri Sejahtera	Portugal
Tin	PT Belitung Industri Sejahtera	Russian Federation
Tin	PT Belitung Industri Sejahtera	Sierra Leone
Tin	PT Belitung Industri Sejahtera	Singapore
Tin	PT Belitung Industri Sejahtera	Slovakia
Tin	PT Belitung Industri Sejahtera	Spain
Tin	PT Belitung Industri Sejahtera	Suriname
Tin	PT Belitung Industri Sejahtera	Switzerland
Tin	PT Belitung Industri Sejahtera	Taiwan
Tin	PT Belitung Industri Sejahtera	Thailand
Tin	PT Belitung Industri Sejahtera	United Kingdom
Tin	PT Belitung Industri Sejahtera	United States
Tin	PT Belitung Industri Sejahtera	Viet Nam
Tin	PT Belitung Industri Sejahtera	Zimbabwe
Tin	PT Bukit Timah	Argentina
Tin	PT Bukit Timah	Australia
Tin	PT Bukit Timah	Austria
Tin	PT Bukit Timah	Belgium
Tin	PT Bukit Timah	Bolivia
Tin	PT Bukit Timah	Brazil
Tin	PT Bukit Timah	Cambodia
Tin	PT Bukit Timah	Canada
Tin	PT Bukit Timah	Chile
Tin	PT Bukit Timah	China
Tin	PT Bukit Timah	Colombia

Tin	PT Bukit Timah	Czech Republic
Tin	PT Bukit Timah	Djibouti
Tin	PT Bukit Timah	DRC- Congo (Kinshasa)
Tin	PT Bukit Timah	DRC- Congo (Kinshasa)
Tin	PT Bukit Timah	Ecuador
Tin	PT Bukit Timah	Egypt
Tin	PT Bukit Timah	Estonia
Tin	PT Bukit Timah	Ethiopia
Tin	PT Bukit Timah	France
Tin	PT Bukit Timah	Germany
Tin	PT Bukit Timah	Guyana
Tin	PT Bukit Timah	Hungary
Tin	PT Bukit Timah	India
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Ireland
Tin	PT Bukit Timah	Israel
Tin	PT Bukit Timah	Ivory Coast
Tin	PT Bukit Timah	Japan
Tin	PT Bukit Timah	Kazakhstan
Tin	PT Bukit Timah	Korea, Republic of
Tin	PT Bukit Timah	Laos
Tin	PT Bukit Timah	Luxembourg
Tin	PT Bukit Timah	Madagascar
Tin	PT Bukit Timah	Malaysia
Tin	PT Bukit Timah	Mongolia
Tin	PT Bukit Timah	Myanmar
Tin	PT Bukit Timah	Namibia
Tin	PT Bukit Timah	Netherlands
Tin	PT Bukit Timah	Nigeria
Tin	PT Bukit Timah	Peru
Tin	PT Bukit Timah	Poland
Tin	PT Bukit Timah	Portugal
Tin	PT Bukit Timah	Russian Federation
Tin	PT Bukit Timah	Sierra Leone
Tin	PT Bukit Timah	Singapore
Tin	PT Bukit Timah	Slovakia
Tin	PT Bukit Timah	Spain
Tin	PT Bukit Timah	Suriname
Tin	PT Bukit Timah	Switzerland
Tin	PT Bukit Timah	Taiwan
Tin	PT Bukit Timah	Thailand
Tin	PT Bukit Timah	United Kingdom
Tin	PT Bukit Timah	United States

Tin	PT Bukit Timah	Viet Nam
Tin	PT Bukit Timah	Zimbabwe
Tin	PT Cipta Persada Mulia	Australia
Tin	PT Cipta Persada Mulia	Brazil
Tin	PT Cipta Persada Mulia	Chile
Tin	PT Cipta Persada Mulia	China
Tin	PT Cipta Persada Mulia	India
Tin	PT Cipta Persada Mulia	Indonesia
Tin	PT Cipta Persada Mulia	Japan
Tin	PT Cipta Persada Mulia	Kazakhstan
Tin	PT Cipta Persada Mulia	Korea, Republic of
Tin	PT Cipta Persada Mulia	Peru
Tin	PT Cipta Persada Mulia	Singapore
Tin	PT Cipta Persada Mulia	South Africa
Tin	PT Cipta Persada Mulia	United States
Tin	PT Menara Cipta Mulia	No known country of origin.
Tin	PT Mitra Stania Prima	Argentina
Tin	PT Mitra Stania Prima	Australia
Tin	PT Mitra Stania Prima	Austria
Tin	PT Mitra Stania Prima	Belgium
Tin	PT Mitra Stania Prima	Bolivia
Tin	PT Mitra Stania Prima	Brazil
Tin	PT Mitra Stania Prima	Cambodia
Tin	PT Mitra Stania Prima	Canada
Tin	PT Mitra Stania Prima	Chile
Tin	PT Mitra Stania Prima	China
Tin	PT Mitra Stania Prima	Colombia
Tin	PT Mitra Stania Prima	Czech Republic
Tin	PT Mitra Stania Prima	Djibouti
Tin	PT Mitra Stania Prima	Ecuador
Tin	PT Mitra Stania Prima	Egypt
Tin	PT Mitra Stania Prima	Estonia
Tin	PT Mitra Stania Prima	Ethiopia
Tin	PT Mitra Stania Prima	France
Tin	PT Mitra Stania Prima	Germany
Tin	PT Mitra Stania Prima	Guyana
Tin	PT Mitra Stania Prima	Hungary
Tin	PT Mitra Stania Prima	India
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Ireland
Tin	PT Mitra Stania Prima	Israel
Tin	PT Mitra Stania Prima	Ivory Coast
Tin	PT Mitra Stania Prima	Japan
Tin	PT Mitra Stania Prima	Kazakhstan

Tin	PT Mitra Stania Prima	Korea, Republic of
Tin	PT Mitra Stania Prima	Kyrgyzstan
Tin	PT Mitra Stania Prima	Laos
Tin	PT Mitra Stania Prima	Luxembourg
Tin	PT Mitra Stania Prima	Madagascar
Tin	PT Mitra Stania Prima	Malaysia
Tin	PT Mitra Stania Prima	Mexico
Tin	PT Mitra Stania Prima	Mongolia
Tin	PT Mitra Stania Prima	Myanmar
Tin	PT Mitra Stania Prima	Namibia
Tin	PT Mitra Stania Prima	Netherlands
Tin	PT Mitra Stania Prima	Nigeria
Tin	PT Mitra Stania Prima	Peru
Tin	PT Mitra Stania Prima	Portugal
Tin	PT Mitra Stania Prima	Russian Federation
Tin	PT Mitra Stania Prima	Sierra Leone
Tin	PT Mitra Stania Prima	Singapore
Tin	PT Mitra Stania Prima	Slovakia
Tin	PT Mitra Stania Prima	Spain
Tin	PT Mitra Stania Prima	Suriname
Tin	PT Mitra Stania Prima	Switzerland
Tin	PT Mitra Stania Prima	Taiwan
Tin	PT Mitra Stania Prima	Thailand
Tin	PT Mitra Stania Prima	United Kingdom
Tin	PT Mitra Stania Prima	United States
Tin	PT Mitra Stania Prima	Viet Nam
Tin	PT Mitra Stania Prima	Zimbabwe
Tin	PT Mitra Sukses Globalindo	No known country of origin.
Tin	PT Panca Mega Persada	Argentina
Tin	PT Panca Mega Persada	Australia
Tin	PT Panca Mega Persada	Austria
Tin	PT Panca Mega Persada	Belgium
Tin	PT Panca Mega Persada	Bolivia
Tin	PT Panca Mega Persada	Brazil
Tin	PT Panca Mega Persada	Cambodia
Tin	PT Panca Mega Persada	Canada
Tin	PT Panca Mega Persada	Chile
Tin	PT Panca Mega Persada	China
Tin	PT Panca Mega Persada	Colombia
Tin	PT Panca Mega Persada	Czech Republic
Tin	PT Panca Mega Persada	Djibouti
Tin	PT Panca Mega Persada	Ecuador
Tin	PT Panca Mega Persada	Egypt
Tin	PT Panca Mega Persada	Estonia
Tin	PT Panca Mega Persada	Ethiopia

Tin	PT Panca Mega Persada	France
Tin	PT Panca Mega Persada	Germany
Tin	PT Panca Mega Persada	Guyana
Tin	PT Panca Mega Persada	Hungary
Tin	PT Panca Mega Persada	India
Tin	PT Panca Mega Persada	Indonesia
Tin	PT Panca Mega Persada	Ireland
Tin	PT Panca Mega Persada	Israel
Tin	PT Panca Mega Persada	Ivory Coast
Tin	PT Panca Mega Persada	Japan
Tin	PT Panca Mega Persada	Kazakhstan
Tin	PT Panca Mega Persada	Korea, Republic of
Tin	PT Panca Mega Persada	Laos
Tin	PT Panca Mega Persada	Luxembourg
Tin	PT Panca Mega Persada	Madagascar
Tin	PT Panca Mega Persada	Malaysia
Tin	PT Panca Mega Persada	Mongolia
Tin	PT Panca Mega Persada	Myanmar
Tin	PT Panca Mega Persada	Namibia
Tin	PT Panca Mega Persada	Netherlands
Tin	PT Panca Mega Persada	Nigeria
Tin	PT Panca Mega Persada	Peru
Tin	PT Panca Mega Persada	Portugal
Tin	PT Panca Mega Persada	Russian Federation
Tin	PT Panca Mega Persada	Sierra Leone
Tin	PT Panca Mega Persada	Singapore
Tin	PT Panca Mega Persada	Slovakia
Tin	PT Panca Mega Persada	Spain
Tin	PT Panca Mega Persada	Suriname
Tin	PT Panca Mega Persada	Switzerland
Tin	PT Panca Mega Persada	Taiwan
Tin	PT Panca Mega Persada	Thailand
Tin	PT Panca Mega Persada	United Kingdom
Tin	PT Panca Mega Persada	United States
Tin	PT Panca Mega Persada	Viet Nam
Tin	PT Panca Mega Persada	Zimbabwe
Tin	PT Premium Tin Indonesia	Argentina
Tin	PT Premium Tin Indonesia	Australia
Tin	PT Premium Tin Indonesia	Austria
Tin	PT Premium Tin Indonesia	Belgium
Tin	PT Premium Tin Indonesia	Bolivia
Tin	PT Premium Tin Indonesia	Brazil
Tin	PT Premium Tin Indonesia	Cambodia
Tin	PT Premium Tin Indonesia	Canada
Tin	PT Premium Tin Indonesia	Chile

Tin	PT Premium Tin Indonesia	China
Tin	PT Premium Tin Indonesia	Colombia
Tin	PT Premium Tin Indonesia	Czech Republic
Tin	PT Premium Tin Indonesia	Djibouti
Tin	PT Premium Tin Indonesia	Ecuador
Tin	PT Premium Tin Indonesia	Egypt
Tin	PT Premium Tin Indonesia	Estonia
Tin	PT Premium Tin Indonesia	Ethiopia
Tin	PT Premium Tin Indonesia	France
Tin	PT Premium Tin Indonesia	Germany
Tin	PT Premium Tin Indonesia	Guyana
Tin	PT Premium Tin Indonesia	Hungary
Tin	PT Premium Tin Indonesia	India
Tin	PT Premium Tin Indonesia	Indonesia
Tin	PT Premium Tin Indonesia	Ireland
Tin	PT Premium Tin Indonesia	Israel
Tin	PT Premium Tin Indonesia	Ivory Coast
Tin	PT Premium Tin Indonesia	Japan
Tin	PT Premium Tin Indonesia	Kazakhstan
Tin	PT Premium Tin Indonesia	Korea, Republic of
Tin	PT Premium Tin Indonesia	Laos
Tin	PT Premium Tin Indonesia	Luxembourg
Tin	PT Premium Tin Indonesia	Madagascar
Tin	PT Premium Tin Indonesia	Malaysia
Tin	PT Premium Tin Indonesia	Mongolia
Tin	PT Premium Tin Indonesia	Myanmar
Tin	PT Premium Tin Indonesia	Namibia
Tin	PT Premium Tin Indonesia	Netherlands
Tin	PT Premium Tin Indonesia	Nigeria
Tin	PT Premium Tin Indonesia	Peru
Tin	PT Premium Tin Indonesia	Portugal
Tin	PT Premium Tin Indonesia	Russian Federation
Tin	PT Premium Tin Indonesia	Sierra Leone
Tin	PT Premium Tin Indonesia	Singapore
Tin	PT Premium Tin Indonesia	Slovakia
Tin	PT Premium Tin Indonesia	Spain
Tin	PT Premium Tin Indonesia	Suriname
Tin	PT Premium Tin Indonesia	Switzerland
Tin	PT Premium Tin Indonesia	Taiwan
Tin	PT Premium Tin Indonesia	Thailand
Tin	PT Premium Tin Indonesia	United Kingdom
Tin	PT Premium Tin Indonesia	United States
Tin	PT Premium Tin Indonesia	United States
Tin	PT Premium Tin Indonesia	Uzbekistan
Tin	PT Premium Tin Indonesia	Viet Nam

Tin	PT Premium Tin Indonesia	Zimbabwe
Tin	PT Prima Timah Utama	Argentina
Tin	PT Prima Timah Utama	Australia
Tin	PT Prima Timah Utama	Austria
Tin	PT Prima Timah Utama	Belgium
Tin	PT Prima Timah Utama	Bolivia
Tin	PT Prima Timah Utama	Brazil
Tin	PT Prima Timah Utama	Cambodia
Tin	PT Prima Timah Utama	Canada
Tin	PT Prima Timah Utama	Chile
Tin	PT Prima Timah Utama	China
Tin	PT Prima Timah Utama	Colombia
Tin	PT Prima Timah Utama	Czech Republic
Tin	PT Prima Timah Utama	Djibouti
Tin	PT Prima Timah Utama	Ecuador
Tin	PT Prima Timah Utama	Egypt
Tin	PT Prima Timah Utama	Estonia
Tin	PT Prima Timah Utama	Ethiopia
Tin	PT Prima Timah Utama	France
Tin	PT Prima Timah Utama	Germany
Tin	PT Prima Timah Utama	Guyana
Tin	PT Prima Timah Utama	Hungary
Tin	PT Prima Timah Utama	India
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Prima Timah Utama	Ireland
Tin	PT Prima Timah Utama	Israel
Tin	PT Prima Timah Utama	Ivory Coast
Tin	PT Prima Timah Utama	Japan
Tin	PT Prima Timah Utama	Kazakhstan
Tin	PT Prima Timah Utama	Korea, Republic of
Tin	PT Prima Timah Utama	Laos
Tin	PT Prima Timah Utama	Luxembourg
Tin	PT Prima Timah Utama	Madagascar
Tin	PT Prima Timah Utama	Malaysia
Tin	PT Prima Timah Utama	Mongolia
Tin	PT Prima Timah Utama	Myanmar
Tin	PT Prima Timah Utama	Namibia
Tin	PT Prima Timah Utama	Netherlands
Tin	PT Prima Timah Utama	Nigeria
Tin	PT Prima Timah Utama	Peru
Tin	PT Prima Timah Utama	Portugal
Tin	PT Prima Timah Utama	Russian Federation
Tin	PT Prima Timah Utama	Sierra Leone

Tin	PT Prima Timah Utama	Singapore
Tin	PT Prima Timah Utama	Slovakia
Tin	PT Prima Timah Utama	Spain
Tin	PT Prima Timah Utama	Suriname
Tin	PT Prima Timah Utama	Switzerland
Tin	PT Prima Timah Utama	Taiwan
Tin	PT Prima Timah Utama	Thailand
Tin	PT Prima Timah Utama	United Kingdom
Tin	PT Prima Timah Utama	United States
Tin	PT Prima Timah Utama	United States
Tin	PT Prima Timah Utama	Viet Nam
Tin	PT Prima Timah Utama	Zimbabwe
Tin	PT Putera Sarana Shakti (PT PSS)	No known country of origin.
Tin	PT Rajawali Rimba Perkasa	No known country of origin.
Tin	PT Refined Bangka Tin	Argentina
Tin	PT Refined Bangka Tin	Australia
Tin	PT Refined Bangka Tin	Austria
Tin	PT Refined Bangka Tin	Belgium
Tin	PT Refined Bangka Tin	Bolivia
Tin	PT Refined Bangka Tin	Brazil
Tin	PT Refined Bangka Tin	Cambodia
Tin	PT Refined Bangka Tin	Canada
Tin	PT Refined Bangka Tin	Chile
Tin	PT Refined Bangka Tin	China
Tin	PT Refined Bangka Tin	China
Tin	PT Refined Bangka Tin	Colombia
Tin	PT Refined Bangka Tin	Czech Republic
Tin	PT Refined Bangka Tin	Djibouti
Tin	PT Refined Bangka Tin	Ecuador
Tin	PT Refined Bangka Tin	Egypt
Tin	PT Refined Bangka Tin	Estonia
Tin	PT Refined Bangka Tin	Ethiopia
Tin	PT Refined Bangka Tin	France
Tin	PT Refined Bangka Tin	Germany
Tin	PT Refined Bangka Tin	Guyana
Tin	PT Refined Bangka Tin	Hungary
Tin	PT Refined Bangka Tin	India
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Refined Bangka Tin	Ireland
Tin	PT Refined Bangka Tin	Israel
Tin	PT Refined Bangka Tin	Ivory Coast
Tin	PT Refined Bangka Tin	Japan
Tin	PT Refined Bangka Tin	Kazakhstan
Tin	PT Refined Bangka Tin	Korea, Republic of

Tin	PT Refined Bangka Tin	Laos
Tin	PT Refined Bangka Tin	Luxembourg
Tin	PT Refined Bangka Tin	Madagascar
Tin	PT Refined Bangka Tin	Malaysia
Tin	PT Refined Bangka Tin	Mongolia
Tin	PT Refined Bangka Tin	Myanmar
Tin	PT Refined Bangka Tin	Namibia
Tin	PT Refined Bangka Tin	Netherlands
Tin	PT Refined Bangka Tin	Nigeria
Tin	PT Refined Bangka Tin	Peru
Tin	PT Refined Bangka Tin	Philippines
Tin	PT Refined Bangka Tin	Portugal
Tin	PT Refined Bangka Tin	Russian Federation
Tin	PT Refined Bangka Tin	Sierra Leone
Tin	PT Refined Bangka Tin	Singapore
Tin	PT Refined Bangka Tin	Slovakia
Tin	PT Refined Bangka Tin	Spain
Tin	PT Refined Bangka Tin	Suriname
Tin	PT Refined Bangka Tin	Switzerland
Tin	PT Refined Bangka Tin	Taiwan
Tin	PT Refined Bangka Tin	Thailand
Tin	PT Refined Bangka Tin	United Kingdom
Tin	PT Refined Bangka Tin	United States
Tin	PT Refined Bangka Tin	Viet Nam
Tin	PT Refined Bangka Tin	Zimbabwe
Tin	PT Sariwiguna Binasentosa	Argentina
Tin	PT Sariwiguna Binasentosa	Australia
Tin	PT Sariwiguna Binasentosa	Austria
Tin	PT Sariwiguna Binasentosa	Belgium
Tin	PT Sariwiguna Binasentosa	Bolivia
Tin	PT Sariwiguna Binasentosa	Brazil
Tin	PT Sariwiguna Binasentosa	Cambodia
Tin	PT Sariwiguna Binasentosa	Canada
Tin	PT Sariwiguna Binasentosa	Chile
Tin	PT Sariwiguna Binasentosa	China
Tin	PT Sariwiguna Binasentosa	Colombia
Tin	PT Sariwiguna Binasentosa	Czech Republic
Tin	PT Sariwiguna Binasentosa	Djibouti
Tin	PT Sariwiguna Binasentosa	Ecuador
Tin	PT Sariwiguna Binasentosa	Egypt
Tin	PT Sariwiguna Binasentosa	Estonia
Tin	PT Sariwiguna Binasentosa	Ethiopia
Tin	PT Sariwiguna Binasentosa	France
Tin	PT Sariwiguna Binasentosa	Germany
Tin	PT Sariwiguna Binasentosa	Guyana

Tin	PT Sariwiguna Binasentosa	Hungary
Tin	PT Sariwiguna Binasentosa	India
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Sariwiguna Binasentosa	Ireland
Tin	PT Sariwiguna Binasentosa	Israel
Tin	PT Sariwiguna Binasentosa	Ivory Coast
Tin	PT Sariwiguna Binasentosa	Japan
Tin	PT Sariwiguna Binasentosa	Kazakhstan
Tin	PT Sariwiguna Binasentosa	Korea, Republic of
Tin	PT Sariwiguna Binasentosa	Laos
Tin	PT Sariwiguna Binasentosa	Luxembourg
Tin	PT Sariwiguna Binasentosa	Madagascar
Tin	PT Sariwiguna Binasentosa	Malaysia
Tin	PT Sariwiguna Binasentosa	Mongolia
Tin	PT Sariwiguna Binasentosa	Myanmar
Tin	PT Sariwiguna Binasentosa	Namibia
Tin	PT Sariwiguna Binasentosa	Netherlands
Tin	PT Sariwiguna Binasentosa	Nigeria
Tin	PT Sariwiguna Binasentosa	Peru
Tin	PT Sariwiguna Binasentosa	Portugal
Tin	PT Sariwiguna Binasentosa	Russian Federation
Tin	PT Sariwiguna Binasentosa	Sierra Leone
Tin	PT Sariwiguna Binasentosa	Singapore
Tin	PT Sariwiguna Binasentosa	Slovakia
Tin	PT Sariwiguna Binasentosa	Spain
Tin	PT Sariwiguna Binasentosa	Suriname
Tin	PT Sariwiguna Binasentosa	Switzerland
Tin	PT Sariwiguna Binasentosa	Taiwan
Tin	PT Sariwiguna Binasentosa	Thailand
Tin	PT Sariwiguna Binasentosa	United Kingdom
Tin	PT Sariwiguna Binasentosa	United States
Tin	PT Sariwiguna Binasentosa	United States
Tin	PT Sariwiguna Binasentosa	Viet Nam
Tin	PT Sariwiguna Binasentosa	Zimbabwe
Tin	PT Stanindo Inti Perkasa	Argentina
Tin	PT Stanindo Inti Perkasa	Armenia
Tin	PT Stanindo Inti Perkasa	Australia
Tin	PT Stanindo Inti Perkasa	Austria
Tin	PT Stanindo Inti Perkasa	Belgium
Tin	PT Stanindo Inti Perkasa	Bolivia
Tin	PT Stanindo Inti Perkasa	Brazil
Tin	PT Stanindo Inti Perkasa	Cambodia
Tin	PT Stanindo Inti Perkasa	Canada
Tin	PT Stanindo Inti Perkasa	Chile
Tin	PT Stanindo Inti Perkasa	China

Tin	PT Stanindo Inti Perkasa	Colombia
Tin	PT Stanindo Inti Perkasa	Czech Republic
Tin	PT Stanindo Inti Perkasa	Djibouti
Tin	PT Stanindo Inti Perkasa	DRC- Congo (Kinshasa)
Tin	PT Stanindo Inti Perkasa	DRC- Congo (Kinshasa)
Tin	PT Stanindo Inti Perkasa	Ecuador
Tin	PT Stanindo Inti Perkasa	Egypt
Tin	PT Stanindo Inti Perkasa	Estonia
Tin	PT Stanindo Inti Perkasa	Ethiopia
Tin	PT Stanindo Inti Perkasa	France
Tin	PT Stanindo Inti Perkasa	Germany
Tin	PT Stanindo Inti Perkasa	Guyana
Tin	PT Stanindo Inti Perkasa	Hungary
Tin	PT Stanindo Inti Perkasa	India
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Ireland
Tin	PT Stanindo Inti Perkasa	Israel
Tin	PT Stanindo Inti Perkasa	Ivory Coast
Tin	PT Stanindo Inti Perkasa	Japan
Tin	PT Stanindo Inti Perkasa	Kazakhstan
Tin	PT Stanindo Inti Perkasa	Korea, Republic of
Tin	PT Stanindo Inti Perkasa	Laos
Tin	PT Stanindo Inti Perkasa	Luxembourg
Tin	PT Stanindo Inti Perkasa	Madagascar
Tin	PT Stanindo Inti Perkasa	Malaysia
Tin	PT Stanindo Inti Perkasa	Mexico
Tin	PT Stanindo Inti Perkasa	Mongolia
Tin	PT Stanindo Inti Perkasa	Mozambique
Tin	PT Stanindo Inti Perkasa	Myanmar
Tin	PT Stanindo Inti Perkasa	Namibia
Tin	PT Stanindo Inti Perkasa	Netherlands
Tin	PT Stanindo Inti Perkasa	Nigeria
Tin	PT Stanindo Inti Perkasa	Peru
Tin	PT Stanindo Inti Perkasa	Portugal
Tin	PT Stanindo Inti Perkasa	Russian Federation
Tin	PT Stanindo Inti Perkasa	Sierra Leone
Tin	PT Stanindo Inti Perkasa	Singapore
Tin	PT Stanindo Inti Perkasa	Slovakia
Tin	PT Stanindo Inti Perkasa	Spain
Tin	PT Stanindo Inti Perkasa	Suriname
Tin	PT Stanindo Inti Perkasa	Switzerland
Tin	PT Stanindo Inti Perkasa	Taiwan
Tin	PT Stanindo Inti Perkasa	Thailand

Tin	PT Stanindo Inti Perkasa	United Kingdom
Tin	PT Stanindo Inti Perkasa	United States
Tin	PT Stanindo Inti Perkasa	Viet Nam
Tin	PT Stanindo Inti Perkasa	Zimbabwe
Tin	PT Sukses Inti Makmur	Argentina
Tin	PT Sukses Inti Makmur	Australia
Tin	PT Sukses Inti Makmur	Austria
Tin	PT Sukses Inti Makmur	Belgium
Tin	PT Sukses Inti Makmur	Bolivia
Tin	PT Sukses Inti Makmur	Brazil
Tin	PT Sukses Inti Makmur	Cambodia
Tin	PT Sukses Inti Makmur	Canada
Tin	PT Sukses Inti Makmur	Chile
Tin	PT Sukses Inti Makmur	China
Tin	PT Sukses Inti Makmur	Colombia
Tin	PT Sukses Inti Makmur	Czech Republic
Tin	PT Sukses Inti Makmur	Djibouti
Tin	PT Sukses Inti Makmur	Ecuador
Tin	PT Sukses Inti Makmur	Egypt
Tin	PT Sukses Inti Makmur	Estonia
Tin	PT Sukses Inti Makmur	Ethiopia
Tin	PT Sukses Inti Makmur	France
Tin	PT Sukses Inti Makmur	Germany
Tin	PT Sukses Inti Makmur	Guyana
Tin	PT Sukses Inti Makmur	Hungary
Tin	PT Sukses Inti Makmur	India
Tin	PT Sukses Inti Makmur	Indonesia
Tin	PT Sukses Inti Makmur	Ireland
Tin	PT Sukses Inti Makmur	Israel
Tin	PT Sukses Inti Makmur	Ivory Coast
Tin	PT Sukses Inti Makmur	Japan
Tin	PT Sukses Inti Makmur	Kazakhstan
Tin	PT Sukses Inti Makmur	Korea, Republic of
Tin	PT Sukses Inti Makmur	Laos
Tin	PT Sukses Inti Makmur	Luxembourg
Tin	PT Sukses Inti Makmur	Madagascar
Tin	PT Sukses Inti Makmur	Malaysia
Tin	PT Sukses Inti Makmur	Mongolia
Tin	PT Sukses Inti Makmur	Myanmar
Tin	PT Sukses Inti Makmur	Namibia
Tin	PT Sukses Inti Makmur	Netherlands
Tin	PT Sukses Inti Makmur	Nigeria
Tin	PT Sukses Inti Makmur	Peru
Tin	PT Sukses Inti Makmur	Portugal
Tin	PT Sukses Inti Makmur	Russian Federation

Tin	PT Sukses Inti Makmur	Sierra Leone
Tin	PT Sukses Inti Makmur	Singapore
Tin	PT Sukses Inti Makmur	Slovakia
Tin	PT Sukses Inti Makmur	Spain
Tin	PT Sukses Inti Makmur	Suriname
Tin	PT Sukses Inti Makmur	Switzerland
Tin	PT Sukses Inti Makmur	Taiwan
Tin	PT Sukses Inti Makmur	Thailand
Tin	PT Sukses Inti Makmur	United Kingdom
Tin	PT Sukses Inti Makmur	United States
Tin	PT Sukses Inti Makmur	Viet Nam
Tin	PT Sukses Inti Makmur	Zimbabwe
Tin	PT Timah Nusantara	Bolivia
Tin	PT Timah Nusantara	Brazil
Tin	PT Timah Nusantara	Burundi
Tin	PT Timah Nusantara	China
Tin	PT Timah Nusantara	Congo (Brazzaville)
Tin	PT Timah Nusantara	DRC- Congo (Kinshasa)
Tin	PT Timah Nusantara	DRC- Congo (Kinshasa)
Tin	PT Timah Nusantara	Indonesia
Tin	PT Timah Nusantara	Malaysia
Tin	PT Timah Nusantara	Niger
Tin	PT Timah Nusantara	Nigeria
Tin	PT Timah Nusantara	Rwanda
Tin	PT Timah Tbk Kundur	Argentina
Tin	PT Timah Tbk Kundur	Australia
Tin	PT Timah Tbk Kundur	Austria
Tin	PT Timah Tbk Kundur	Belgium
Tin	PT Timah Tbk Kundur	Bolivia
Tin	PT Timah Tbk Kundur	Brazil
Tin	PT Timah Tbk Kundur	Brazil
Tin	PT Timah Tbk Kundur	Cambodia
Tin	PT Timah Tbk Kundur	Canada
Tin	PT Timah Tbk Kundur	Canada
Tin	PT Timah Tbk Kundur	Chile
Tin	PT Timah Tbk Kundur	Chile
Tin	PT Timah Tbk Kundur	China
Tin	PT Timah Tbk Kundur	China
Tin	PT Timah Tbk Kundur	Colombia
Tin	PT Timah Tbk Kundur	Czech Republic
Tin	PT Timah Tbk Kundur	Djibouti
Tin	PT Timah Tbk Kundur	Ecuador
Tin	PT Timah Tbk Kundur	Egypt
Tin	PT Timah Tbk Kundur	Estonia
Tin	PT Timah Tbk Kundur	Ethiopia

Tin	PT Timah Tbk Kundur	France
Tin	PT Timah Tbk Kundur	France
Tin	PT Timah Tbk Kundur	Germany
Tin	PT Timah Tbk Kundur	Guyana
Tin	PT Timah Tbk Kundur	Hungary
Tin	PT Timah Tbk Kundur	India
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Ireland
Tin	PT Timah Tbk Kundur	Israel
Tin	PT Timah Tbk Kundur	Ivory Coast
Tin	PT Timah Tbk Kundur	Japan
Tin	PT Timah Tbk Kundur	Kazakhstan
Tin	PT Timah Tbk Kundur	Korea, Republic of
Tin	PT Timah Tbk Kundur	Laos
Tin	PT Timah Tbk Kundur	Luxembourg
Tin	PT Timah Tbk Kundur	Madagascar
Tin	PT Timah Tbk Kundur	Malaysia
Tin	PT Timah Tbk Kundur	Malaysia
Tin	PT Timah Tbk Kundur	Mongolia
Tin	PT Timah Tbk Kundur	Myanmar
Tin	PT Timah Tbk Kundur	Namibia
Tin	PT Timah Tbk Kundur	Netherlands
Tin	PT Timah Tbk Kundur	Nigeria
Tin	PT Timah Tbk Kundur	Peru
Tin	PT Timah Tbk Kundur	Peru
Tin	PT Timah Tbk Kundur	Portugal
Tin	PT Timah Tbk Kundur	Russian Federation
Tin	PT Timah Tbk Kundur	Sierra Leone
Tin	PT Timah Tbk Kundur	Singapore
Tin	PT Timah Tbk Kundur	Slovakia
Tin	PT Timah Tbk Kundur	Spain
Tin	PT Timah Tbk Kundur	Suriname
Tin	PT Timah Tbk Kundur	Switzerland
Tin	PT Timah Tbk Kundur	Taiwan
Tin	PT Timah Tbk Kundur	Thailand
Tin	PT Timah Tbk Kundur	Thailand
Tin	PT Timah Tbk Kundur	United Kingdom
Tin	PT Timah Tbk Kundur	United States

Tin	PT Timah Tbk Kundur	United States
Tin	PT Timah Tbk Kundur	Viet Nam
Tin	PT Timah Tbk Kundur	Zimbabwe
Tin	PT Timah Tbk Mentok	Argentina
Tin	PT Timah Tbk Mentok	Australia
Tin	PT Timah Tbk Mentok	Austria
Tin	PT Timah Tbk Mentok	Belgium
Tin	PT Timah Tbk Mentok	Bolivia
Tin	PT Timah Tbk Mentok	Bolivia
Tin	PT Timah Tbk Mentok	Brazil
Tin	PT Timah Tbk Mentok	Brazil
Tin	PT Timah Tbk Mentok	Cambodia
Tin	PT Timah Tbk Mentok	Canada
Tin	PT Timah Tbk Mentok	Canada
Tin	PT Timah Tbk Mentok	Chile
Tin	PT Timah Tbk Mentok	China
Tin	PT Timah Tbk Mentok	China
Tin	PT Timah Tbk Mentok	Colombia
Tin	PT Timah Tbk Mentok	Czech Republic
Tin	PT Timah Tbk Mentok	Djibouti
Tin	PT Timah Tbk Mentok	Ecuador
Tin	PT Timah Tbk Mentok	Egypt
Tin	PT Timah Tbk Mentok	Estonia
Tin	PT Timah Tbk Mentok	Ethiopia
Tin	PT Timah Tbk Mentok	France
Tin	PT Timah Tbk Mentok	Germany
Tin	PT Timah Tbk Mentok	Guyana
Tin	PT Timah Tbk Mentok	Hungary
Tin	PT Timah Tbk Mentok	India
Tin	PT Timah Tbk Mentok	India
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Timah Tbk Mentok	Ireland
Tin	PT Timah Tbk Mentok	Israel
Tin	PT Timah Tbk Mentok	Ivory Coast
Tin	PT Timah Tbk Mentok	Japan
Tin	PT Timah Tbk Mentok	Kazakhstan

Tin	PT Timah Tbk Mentok	Korea, Republic of
Tin	PT Timah Tbk Mentok	Laos
Tin	PT Timah Tbk Mentok	Luxembourg
Tin	PT Timah Tbk Mentok	Madagascar
Tin	PT Timah Tbk Mentok	Malaysia
Tin	PT Timah Tbk Mentok	Malaysia
Tin	PT Timah Tbk Mentok	Mongolia
Tin	PT Timah Tbk Mentok	Myanmar
Tin	PT Timah Tbk Mentok	Namibia
Tin	PT Timah Tbk Mentok	Netherlands
Tin	PT Timah Tbk Mentok	Nigeria
Tin	PT Timah Tbk Mentok	Peru
Tin	PT Timah Tbk Mentok	Peru
Tin	PT Timah Tbk Mentok	Portugal
Tin	PT Timah Tbk Mentok	Russian Federation
Tin	PT Timah Tbk Mentok	Sierra Leone
Tin	PT Timah Tbk Mentok	Singapore
Tin	PT Timah Tbk Mentok	Slovakia
Tin	PT Timah Tbk Mentok	Spain
Tin	PT Timah Tbk Mentok	Suriname
Tin	PT Timah Tbk Mentok	Switzerland
Tin	PT Timah Tbk Mentok	Taiwan
Tin	PT Timah Tbk Mentok	Thailand
Tin	PT Timah Tbk Mentok	Thailand
Tin	PT Timah Tbk Mentok	United Kingdom
Tin	PT Timah Tbk Mentok	United States
Tin	PT Timah Tbk Mentok	Viet Nam
Tin	PT Timah Tbk Mentok	Zimbabwe
Tin	PT Tinindo Inter Nusa	Argentina
Tin	PT Tinindo Inter Nusa	Australia
Tin	PT Tinindo Inter Nusa	Austria
Tin	PT Tinindo Inter Nusa	Belgium
Tin	PT Tinindo Inter Nusa	Bolivia
Tin	PT Tinindo Inter Nusa	Brazil
Tin	PT Tinindo Inter Nusa	Cambodia
Tin	PT Tinindo Inter Nusa	Canada
Tin	PT Tinindo Inter Nusa	Chile
Tin	PT Tinindo Inter Nusa	China
Tin	PT Tinindo Inter Nusa	Colombia
Tin	PT Tinindo Inter Nusa	Czech Republic
Tin	PT Tinindo Inter Nusa	Djibouti
Tin	PT Tinindo Inter Nusa	DRC- Congo (Kinshasa)
Tin	PT Tinindo Inter Nusa	Ecuador
Tin	PT Tinindo Inter Nusa	Egypt
Tin	PT Tinindo Inter Nusa	Estonia

Tin	PT Tinindo Inter Nusa	Ethiopia
Tin	PT Tinindo Inter Nusa	France
Tin	PT Tinindo Inter Nusa	Germany
Tin	PT Tinindo Inter Nusa	Guyana
Tin	PT Tinindo Inter Nusa	Hungary
Tin	PT Tinindo Inter Nusa	India
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tinindo Inter Nusa	Ireland
Tin	PT Tinindo Inter Nusa	Israel
Tin	PT Tinindo Inter Nusa	Ivory Coast
Tin	PT Tinindo Inter Nusa	Japan
Tin	PT Tinindo Inter Nusa	Kazakhstan
Tin	PT Tinindo Inter Nusa	Korea, Republic of
Tin	PT Tinindo Inter Nusa	Laos
Tin	PT Tinindo Inter Nusa	Luxembourg
Tin	PT Tinindo Inter Nusa	Madagascar
Tin	PT Tinindo Inter Nusa	Malaysia
Tin	PT Tinindo Inter Nusa	Mongolia
Tin	PT Tinindo Inter Nusa	Myanmar
Tin	PT Tinindo Inter Nusa	Namibia
Tin	PT Tinindo Inter Nusa	Netherlands
Tin	PT Tinindo Inter Nusa	Nigeria
Tin	PT Tinindo Inter Nusa	Peru
Tin	PT Tinindo Inter Nusa	Portugal
Tin	PT Tinindo Inter Nusa	Russian Federation
Tin	PT Tinindo Inter Nusa	Rwanda
Tin	PT Tinindo Inter Nusa	Sierra Leone
Tin	PT Tinindo Inter Nusa	Singapore
Tin	PT Tinindo Inter Nusa	Slovakia
Tin	PT Tinindo Inter Nusa	Spain
Tin	PT Tinindo Inter Nusa	Suriname
Tin	PT Tinindo Inter Nusa	Switzerland
Tin	PT Tinindo Inter Nusa	Taiwan
Tin	PT Tinindo Inter Nusa	Thailand
Tin	PT Tinindo Inter Nusa	United Kingdom
Tin	PT Tinindo Inter Nusa	United States
Tin	PT Tinindo Inter Nusa	Viet Nam
Tin	PT Tinindo Inter Nusa	Zimbabwe
Tin	PT Tirus Putra Mandiri	China
Tin	PT Tirus Putra Mandiri	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	Resind Industria e Comercio Ltda.	No known country of origin.
Tin	Rui Da Hung	Brazil
Tin	Rui Da Hung	China

Tin	Rui Da Hung	Japan
Tin	Rui Da Hung	Taiwan
Tin	Super Ligas	No known country of origin.
Tin	Thaisarco	Angola
Tin	Thaisarco	Argentina
Tin	Thaisarco	Australia
Tin	Thaisarco	Austria
Tin	Thaisarco	Belgium
Tin	Thaisarco	Bolivia
Tin	Thaisarco	Brazil
Tin	Thaisarco	Burundi
Tin	Thaisarco	Cambodia
Tin	Thaisarco	Canada
Tin	Thaisarco	Central African Republic
Tin	Thaisarco	Chile
Tin	Thaisarco	China
Tin	Thaisarco	Colombia
Tin	Thaisarco	Congo (Brazzaville)
Tin	Thaisarco	Czech Republic
Tin	Thaisarco	Djibouti
Tin	Thaisarco	DRC- Congo (Kinshasa)
Tin	Thaisarco	Ecuador
Tin	Thaisarco	Egypt
Tin	Thaisarco	Estonia
Tin	Thaisarco	Ethiopia
Tin	Thaisarco	France
Tin	Thaisarco	Germany
Tin	Thaisarco	Guyana
Tin	Thaisarco	Hungary
Tin	Thaisarco	India
Tin	Thaisarco	Indonesia
Tin	Thaisarco	Indonesia
Tin	Thaisarco	Ireland
Tin	Thaisarco	Israel
Tin	Thaisarco	Ivory Coast
Tin	Thaisarco	Japan
Tin	Thaisarco	Kazakhstan
Tin	Thaisarco	Korea, Republic of
Tin	Thaisarco	Laos
Tin	Thaisarco	Luxembourg
Tin	Thaisarco	Madagascar
Tin	Thaisarco	Malaysia
Tin	Thaisarco	Mongolia
Tin	Thaisarco	Morocco
Tin	Thaisarco	Myanmar

Tin	Thaisarco	Namibia
Tin	Thaisarco	Netherlands
Tin	Thaisarco	Nigeria
Tin	Thaisarco	Peru
Tin	Thaisarco	Poland
Tin	Thaisarco	Portugal
Tin	Thaisarco	Russian Federation
Tin	Thaisarco	Rwanda
Tin	Thaisarco	Sierra Leone
Tin	Thaisarco	Singapore
Tin	Thaisarco	Slovakia
Tin	Thaisarco	South Sudan
Tin	Thaisarco	Spain
Tin	Thaisarco	Suriname
Tin	Thaisarco	Switzerland
Tin	Thaisarco	Taiwan
Tin	Thaisarco	Tanzania
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Uganda
Tin	Thaisarco	United Kingdom
Tin	Thaisarco	United States
Tin	Thaisarco	Viet Nam
Tin	Thaisarco	Zambia
Tin	Thaisarco	Zimbabwe
Tin	Tin Technology & Refining	No known country of origin.
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Indonesia
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam
Tin	VQB Mineral and Trading Group JSC	China
Tin	VQB Mineral and Trading Group JSC	DRC- Congo (Kinshasa)
Tin	VQB Mineral and Trading Group JSC	Indonesia
Tin	VQB Mineral and Trading Group JSC	Japan
Tin	VQB Mineral and Trading Group JSC	Malaysia
Tin	VQB Mineral and Trading Group JSC	Peru
Tin	VQB Mineral and Trading Group JSC	Viet Nam
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil
Tin	White Solder Metalurgia e Mineracao Ltda.	China
Tin	White Solder Metalurgia e Mineracao Ltda.	Germany
Tin	White Solder Metalurgia e Mineracao Ltda.	Peru
Tin	White Solder Metalurgia e Mineracao Ltda.	Thailand
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Recycle/Scrap
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Singapore
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Singapore
Tin	Yunnan Tin Company Limited	Australia
Tin	Yunnan Tin Company Limited	Australia
Tin	Yunnan Tin Company Limited	Australia
Tin	Yunnan Tin Company Limited	Belgium
Tin	Yunnan Tin Company Limited	Belgium
Tin	Yunnan Tin Company Limited	Bolivia
Tin	Yunnan Tin Company Limited	Bolivia
Tin	Yunnan Tin Company Limited	Brazil
Tin	Yunnan Tin Company Limited	Brazil
Tin	Yunnan Tin Company Limited	Canada
Tin	Yunnan Tin Company Limited	Canada
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Tin Company Limited	Ethiopia
Tin	Yunnan Tin Company Limited	Ethiopia
Tin	Yunnan Tin Company Limited	Germany
Tin	Yunnan Tin Company Limited	Germany
Tin	Yunnan Tin Company Limited	Hong Kong
Tin	Yunnan Tin Company Limited	Indonesia
Tin	Yunnan Tin Company Limited	Indonesia
Tin	Yunnan Tin Company Limited	Malaysia
Tin	Yunnan Tin Company Limited	Malaysia
Tin	Yunnan Tin Company Limited	Myanmar
Tin	Yunnan Tin Company Limited	Peru
Tin	Yunnan Tin Company Limited	Peru
Tin	Yunnan Tin Company Limited	United States
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	No known country of origin.
Tungsten	A.L.M.T. TUNGSTEN Corp.	Argentina
Tungsten	A.L.M.T. TUNGSTEN Corp.	Australia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Austria
Tungsten	A.L.M.T. TUNGSTEN Corp.	Belgium
Tungsten	A.L.M.T. TUNGSTEN Corp.	Bolivia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Brazil
Tungsten	A.L.M.T. TUNGSTEN Corp.	Burundi
Tungsten	A.L.M.T. TUNGSTEN Corp.	Cambodia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Canada
Tungsten	A.L.M.T. TUNGSTEN Corp.	Chile

Tungsten	A.L.M.T. TUNGSTEN Corp.	China
Tungsten	A.L.M.T. TUNGSTEN Corp.	China
Tungsten	A.L.M.T. TUNGSTEN Corp.	China
Tungsten	A.L.M.T. TUNGSTEN Corp.	Colombia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Czech Republic
Tungsten	A.L.M.T. TUNGSTEN Corp.	Djibouti
Tungsten	A.L.M.T. TUNGSTEN Corp.	DRC- Congo (Kinshasa)
Tungsten	A.L.M.T. TUNGSTEN Corp.	Ecuador
Tungsten	A.L.M.T. TUNGSTEN Corp.	Egypt
Tungsten	A.L.M.T. TUNGSTEN Corp.	Estonia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Ethiopia
Tungsten	A.L.M.T. TUNGSTEN Corp.	France
Tungsten	A.L.M.T. TUNGSTEN Corp.	Germany
Tungsten	A.L.M.T. TUNGSTEN Corp.	Guyana
Tungsten	A.L.M.T. TUNGSTEN Corp.	Hungary
Tungsten	A.L.M.T. TUNGSTEN Corp.	India
Tungsten	A.L.M.T. TUNGSTEN Corp.	Indonesia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Ireland
Tungsten	A.L.M.T. TUNGSTEN Corp.	Israel
Tungsten	A.L.M.T. TUNGSTEN Corp.	Ivory Coast
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Kazakhstan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Korea, Republic of
Tungsten	A.L.M.T. TUNGSTEN Corp.	Laos
Tungsten	A.L.M.T. TUNGSTEN Corp.	Luxembourg
Tungsten	A.L.M.T. TUNGSTEN Corp.	Madagascar
Tungsten	A.L.M.T. TUNGSTEN Corp.	Malaysia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Mongolia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Myanmar
Tungsten	A.L.M.T. TUNGSTEN Corp.	Namibia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Netherlands
Tungsten	A.L.M.T. TUNGSTEN Corp.	Niger
Tungsten	A.L.M.T. TUNGSTEN Corp.	Nigeria
Tungsten	A.L.M.T. TUNGSTEN Corp.	Peru
Tungsten	A.L.M.T. TUNGSTEN Corp.	Portugal
Tungsten	A.L.M.T. TUNGSTEN Corp.	Russian Federation
Tungsten	A.L.M.T. TUNGSTEN Corp.	Rwanda
Tungsten	A.L.M.T. TUNGSTEN Corp.	Sierra Leone
Tungsten	A.L.M.T. TUNGSTEN Corp.	Singapore
Tungsten	A.L.M.T. TUNGSTEN Corp.	Slovakia
Tungsten	A.L.M.T. TUNGSTEN Corp.	Spain
Tungsten	A.L.M.T. TUNGSTEN Corp.	Suriname
Tungsten	A.L.M.T. TUNGSTEN Corp.	Switzerland
Tungsten	A.L.M.T. TUNGSTEN Corp.	Taiwan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Thailand

Tungsten	A.L.M.T. TUNGSTEN Corp.	United Kingdom
Tungsten	A.L.M.T. TUNGSTEN Corp.	United States
Tungsten	A.L.M.T. TUNGSTEN Corp.	Viet Nam
Tungsten	A.L.M.T. TUNGSTEN Corp.	Zimbabwe
Tungsten	ACL Metais Eireli	No known country of origin.
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	No known country of origin.
Tungsten	Artek LLC	No known country of origin.
Tungsten	Asia Tungsten Products Vietnam Ltd.	Angola
Tungsten	Asia Tungsten Products Vietnam Ltd.	Argentina
Tungsten	Asia Tungsten Products Vietnam Ltd.	Australia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Austria
Tungsten	Asia Tungsten Products Vietnam Ltd.	Belgium
Tungsten	Asia Tungsten Products Vietnam Ltd.	Bolivia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Brazil
Tungsten	Asia Tungsten Products Vietnam Ltd.	Burundi
Tungsten	Asia Tungsten Products Vietnam Ltd.	Cambodia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Canada
Tungsten	Asia Tungsten Products Vietnam Ltd.	Central African Republic
Tungsten	Asia Tungsten Products Vietnam Ltd.	Chile
Tungsten	Asia Tungsten Products Vietnam Ltd.	China
Tungsten	Asia Tungsten Products Vietnam Ltd.	Colombia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Congo (Brazzaville)
Tungsten	Asia Tungsten Products Vietnam Ltd.	Czech Republic
Tungsten	Asia Tungsten Products Vietnam Ltd.	Djibouti
Tungsten	Asia Tungsten Products Vietnam Ltd.	Ecuador
Tungsten	Asia Tungsten Products Vietnam Ltd.	Egypt
Tungsten	Asia Tungsten Products Vietnam Ltd.	Estonia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Ethiopia
Tungsten	Asia Tungsten Products Vietnam Ltd.	France
Tungsten	Asia Tungsten Products Vietnam Ltd.	Germany
Tungsten	Asia Tungsten Products Vietnam Ltd.	Guyana
Tungsten	Asia Tungsten Products Vietnam Ltd.	Hungary
Tungsten	Asia Tungsten Products Vietnam Ltd.	India
Tungsten	Asia Tungsten Products Vietnam Ltd.	Indonesia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Ireland
Tungsten	Asia Tungsten Products Vietnam Ltd.	Israel
Tungsten	Asia Tungsten Products Vietnam Ltd.	Ivory Coast
Tungsten	Asia Tungsten Products Vietnam Ltd.	Japan
Tungsten	Asia Tungsten Products Vietnam Ltd.	Kazakhstan
Tungsten	Asia Tungsten Products Vietnam Ltd.	Korea, Republic of
Tungsten	Asia Tungsten Products Vietnam Ltd.	Laos
Tungsten	Asia Tungsten Products Vietnam Ltd.	Luxembourg
Tungsten	Asia Tungsten Products Vietnam Ltd.	Madagascar
Tungsten	Asia Tungsten Products Vietnam Ltd.	Malaysia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Mongolia

Tungsten	Asia Tungsten Products Vietnam Ltd.	Myanmar
Tungsten	Asia Tungsten Products Vietnam Ltd.	Namibia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Netherlands
Tungsten	Asia Tungsten Products Vietnam Ltd.	Nigeria
Tungsten	Asia Tungsten Products Vietnam Ltd.	Peru
Tungsten	Asia Tungsten Products Vietnam Ltd.	Portugal
Tungsten	Asia Tungsten Products Vietnam Ltd.	Russian Federation
Tungsten	Asia Tungsten Products Vietnam Ltd.	Rwanda
Tungsten	Asia Tungsten Products Vietnam Ltd.	Sierra Leone
Tungsten	Asia Tungsten Products Vietnam Ltd.	Singapore
Tungsten	Asia Tungsten Products Vietnam Ltd.	Slovakia
Tungsten	Asia Tungsten Products Vietnam Ltd.	South Sudan
Tungsten	Asia Tungsten Products Vietnam Ltd.	Spain
Tungsten	Asia Tungsten Products Vietnam Ltd.	Suriname
Tungsten	Asia Tungsten Products Vietnam Ltd.	Switzerland
Tungsten	Asia Tungsten Products Vietnam Ltd.	Taiwan
Tungsten	Asia Tungsten Products Vietnam Ltd.	Tanzania
Tungsten	Asia Tungsten Products Vietnam Ltd.	Thailand
Tungsten	Asia Tungsten Products Vietnam Ltd.	Uganda
Tungsten	Asia Tungsten Products Vietnam Ltd.	United Kingdom
Tungsten	Asia Tungsten Products Vietnam Ltd.	United States
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam
Tungsten	Asia Tungsten Products Vietnam Ltd.	Zambia
Tungsten	Asia Tungsten Products Vietnam Ltd.	Zimbabwe
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Argentina
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Australia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Austria
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Belgium
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Bolivia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Brazil
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Cambodia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Canada
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chile
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Colombia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Czech Republic
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Djibouti
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Ecuador
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Egypt
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Estonia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Ethiopia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	France
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Germany
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Guyana
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Hungary

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	India
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Indonesia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Ireland
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Israel
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Ivory Coast
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Japan
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Kazakhstan
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Korea, Republic of
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Laos
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Luxembourg
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Madagascar
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Malaysia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Mongolia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Myanmar
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Namibia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Netherlands
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Nigeria
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Peru
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Portugal
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Russian Federation
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Sierra Leone
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Singapore
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Slovakia
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Spain
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Suriname
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Switzerland
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Taiwan
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Thailand
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	United Kingdom
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	United States
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Viet Nam
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Zimbabwe
Tungsten	China Molybdenum Co., Ltd.	No known country of origin.
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Argentina
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Australia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Austria
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Belgium
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Bolivia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Brazil
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Cambodia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Canada
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chile
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Colombia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Czech Republic
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Djibouti
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	DRC- Congo (Kinshasa)
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Ecuador
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Egypt
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Estonia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Ethiopia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	France
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Germany
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Guyana
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Hungary
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	India
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Indonesia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Ireland
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Israel
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Ivory Coast
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Kazakhstan
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Korea, Republic of
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Laos
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Luxembourg
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Madagascar
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Malaysia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Mongolia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Myanmar
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Namibia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Netherlands
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Nigeria
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Peru
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Philippines
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Portugal
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Russian Federation
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Sierra Leone
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Singapore
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Slovakia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Spain
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Suriname
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Switzerland
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Taiwan
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Thailand
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	United Kingdom
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	United States
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Viet Nam

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Zimbabwe
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	No known country of origin.
Tungsten	Cronimet Brasil Ltda	No known country of origin.
Tungsten	DONGKUK INDUSTRIES CO., LTD.	No known country of origin.
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	No known country of origin.
Tungsten	Fujian Xinlu Tungsten	No known country of origin.
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	No known country of origin.
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Argentina
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Australia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Austria
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Belgium
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Bolivia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Bolivia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Brazil
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Cambodia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Canada
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Chile
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Colombia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Czech Republic
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Djibouti
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ecuador
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Egypt
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Estonia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ethiopia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	France
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Germany
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Guyana
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Hungary
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	India
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Indonesia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ireland
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Israel
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ivory Coast
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Japan
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Kazakhstan
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Korea, Republic of
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Laos
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Luxembourg
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Madagascar
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Malaysia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Mongolia

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Mozambique
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Myanmar
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Namibia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Netherlands
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Niger
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Nigeria
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Peru
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Peru
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Portugal
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Portugal
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Russian Federation
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Rwanda
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Sierra Leone
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Singapore
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Slovakia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Spain
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Spain
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Suriname
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Switzerland
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Taiwan
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Thailand
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	United Kingdom
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	United States
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Viet Nam
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Zimbabwe
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Argentina
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Australia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Austria
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Belgium
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Bolivia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Brazil
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Cambodia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Canada
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Chile
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Colombia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Czech Republic
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Djibouti
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	DRC- Congo (Kinshasa)
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ecuador
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Egypt
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Estonia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ethiopia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	France
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Germany

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Guyana
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Hungary
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	India
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Indonesia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ireland
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Israel
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ivory Coast
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Japan
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Kazakhstan
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Korea, Republic of
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Laos
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Luxembourg
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Madagascar
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Malaysia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Mongolia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Myanmar
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Namibia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Netherlands
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Nigeria
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Peru
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Portugal
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Russian Federation
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Sierra Leone
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Singapore
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Slovakia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Spain
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Suriname
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Switzerland
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Taiwan
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Thailand
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	United Kingdom
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	United States
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Viet Nam
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Zimbabwe
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Argentina
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Australia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Australia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Austria
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Belgium
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Bolivia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Brazil
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Cambodia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Canada
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Canada
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Chile

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Colombia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Czech Republic
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Djibouti
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ecuador
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Egypt
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Estonia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ethiopia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	France
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Germany
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Guyana
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Hungary
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	India
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Indonesia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ireland
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Israel
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ivory Coast
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Japan
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Japan
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Kazakhstan
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Korea, Republic of
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Laos
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Luxembourg
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Madagascar
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Malaysia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Malaysia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Mongolia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Myanmar
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Namibia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Netherlands
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Nigeria
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Peru
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Portugal
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Russian Federation
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Russian Federation
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Sierra Leone
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Singapore
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Slovakia

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Spain
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Suriname
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Switzerland
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Taiwan
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Thailand
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	United Kingdom
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	United States
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	United States
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Viet Nam
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Zimbabwe
Tungsten	Global Tungsten & Powders Corp.	Argentina
Tungsten	Global Tungsten & Powders Corp.	Australia
Tungsten	Global Tungsten & Powders Corp.	Austria
Tungsten	Global Tungsten & Powders Corp.	Belgium
Tungsten	Global Tungsten & Powders Corp.	Bolivia
Tungsten	Global Tungsten & Powders Corp.	Brazil
Tungsten	Global Tungsten & Powders Corp.	Cambodia
Tungsten	Global Tungsten & Powders Corp.	Canada
Tungsten	Global Tungsten & Powders Corp.	Chile
Tungsten	Global Tungsten & Powders Corp.	China
Tungsten	Global Tungsten & Powders Corp.	Colombia
Tungsten	Global Tungsten & Powders Corp.	Czech Republic
Tungsten	Global Tungsten & Powders Corp.	Djibouti
Tungsten	Global Tungsten & Powders Corp.	Ecuador
Tungsten	Global Tungsten & Powders Corp.	Egypt
Tungsten	Global Tungsten & Powders Corp.	Estonia
Tungsten	Global Tungsten & Powders Corp.	Ethiopia
Tungsten	Global Tungsten & Powders Corp.	France
Tungsten	Global Tungsten & Powders Corp.	Germany
Tungsten	Global Tungsten & Powders Corp.	Guyana
Tungsten	Global Tungsten & Powders Corp.	Hungary
Tungsten	Global Tungsten & Powders Corp.	India
Tungsten	Global Tungsten & Powders Corp.	Indonesia
Tungsten	Global Tungsten & Powders Corp.	Ireland
Tungsten	Global Tungsten & Powders Corp.	Israel
Tungsten	Global Tungsten & Powders Corp.	Ivory Coast
Tungsten	Global Tungsten & Powders Corp.	Japan
Tungsten	Global Tungsten & Powders Corp.	Kazakhstan
Tungsten	Global Tungsten & Powders Corp.	Korea, Republic of
Tungsten	Global Tungsten & Powders Corp.	Laos
Tungsten	Global Tungsten & Powders Corp.	Luxembourg
Tungsten	Global Tungsten & Powders Corp.	Madagascar
Tungsten	Global Tungsten & Powders Corp.	Malaysia
Tungsten	Global Tungsten & Powders Corp.	Mongolia
Tungsten	Global Tungsten & Powders Corp.	Myanmar

Tungsten	Global Tungsten & Powders Corp.	Namibia
Tungsten	Global Tungsten & Powders Corp.	Netherlands
Tungsten	Global Tungsten & Powders Corp.	Nigeria
Tungsten	Global Tungsten & Powders Corp.	Peru
Tungsten	Global Tungsten & Powders Corp.	Portugal
Tungsten	Global Tungsten & Powders Corp.	Russian Federation
Tungsten	Global Tungsten & Powders Corp.	Sierra Leone
Tungsten	Global Tungsten & Powders Corp.	Singapore
Tungsten	Global Tungsten & Powders Corp.	Slovakia
Tungsten	Global Tungsten & Powders Corp.	Spain
Tungsten	Global Tungsten & Powders Corp.	Suriname
Tungsten	Global Tungsten & Powders Corp.	Switzerland
Tungsten	Global Tungsten & Powders Corp.	Taiwan
Tungsten	Global Tungsten & Powders Corp.	Thailand
Tungsten	Global Tungsten & Powders Corp.	United Kingdom
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	Viet Nam
Tungsten	Global Tungsten & Powders Corp.	Zimbabwe
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Argentina
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Australia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Austria
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Belgium
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Bolivia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Brazil
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Cambodia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Canada
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Canada
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Chile
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Colombia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Czech Republic
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Djibouti
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Ecuador
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Egypt
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Estonia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Ethiopia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	France
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Germany
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Guyana
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Hungary
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	India
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Indonesia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Ireland

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Israel
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Ivory Coast
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Japan
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Kazakhstan
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Korea, Republic of
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Laos
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Luxembourg
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Madagascar
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Malaysia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Mongolia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Myanmar
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Namibia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Netherlands
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Nigeria
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Peru
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Portugal
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Russian Federation
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Russian Federation
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Sierra Leone
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Singapore
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Slovakia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Spain
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Suriname
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Switzerland
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Taiwan
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Thailand
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Thailand
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	United Kingdom
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	United States
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Viet Nam
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Zimbabwe
Tungsten	H.C. Starck Tungsten GmbH	Argentina
Tungsten	H.C. Starck Tungsten GmbH	Australia
Tungsten	H.C. Starck Tungsten GmbH	Australia
Tungsten	H.C. Starck Tungsten GmbH	Austria
Tungsten	H.C. Starck Tungsten GmbH	Belgium
Tungsten	H.C. Starck Tungsten GmbH	Bolivia
Tungsten	H.C. Starck Tungsten GmbH	Brazil
Tungsten	H.C. Starck Tungsten GmbH	Cambodia
Tungsten	H.C. Starck Tungsten GmbH	Canada
Tungsten	H.C. Starck Tungsten GmbH	Chile
Tungsten	H.C. Starck Tungsten GmbH	China
Tungsten	H.C. Starck Tungsten GmbH	Colombia
Tungsten	H.C. Starck Tungsten GmbH	Czech Republic
Tungsten	H.C. Starck Tungsten GmbH	Djibouti

Tungsten	H.C. Starck Tungsten GmbH	Ecuador
Tungsten	H.C. Starck Tungsten GmbH	Egypt
Tungsten	H.C. Starck Tungsten GmbH	Estonia
Tungsten	H.C. Starck Tungsten GmbH	Ethiopia
Tungsten	H.C. Starck Tungsten GmbH	France
Tungsten	H.C. Starck Tungsten GmbH	Germany
Tungsten	H.C. Starck Tungsten GmbH	Guyana
Tungsten	H.C. Starck Tungsten GmbH	Hungary
Tungsten	H.C. Starck Tungsten GmbH	India
Tungsten	H.C. Starck Tungsten GmbH	Indonesia
Tungsten	H.C. Starck Tungsten GmbH	Ireland
Tungsten	H.C. Starck Tungsten GmbH	Israel
Tungsten	H.C. Starck Tungsten GmbH	Ivory Coast
Tungsten	H.C. Starck Tungsten GmbH	Japan
Tungsten	H.C. Starck Tungsten GmbH	Kazakhstan
Tungsten	H.C. Starck Tungsten GmbH	Korea, Republic of
Tungsten	H.C. Starck Tungsten GmbH	Laos
Tungsten	H.C. Starck Tungsten GmbH	Luxembourg
Tungsten	H.C. Starck Tungsten GmbH	Madagascar
Tungsten	H.C. Starck Tungsten GmbH	Malaysia
Tungsten	H.C. Starck Tungsten GmbH	Mongolia
Tungsten	H.C. Starck Tungsten GmbH	Mozambique
Tungsten	H.C. Starck Tungsten GmbH	Myanmar
Tungsten	H.C. Starck Tungsten GmbH	Namibia
Tungsten	H.C. Starck Tungsten GmbH	Netherlands
Tungsten	H.C. Starck Tungsten GmbH	Nigeria
Tungsten	H.C. Starck Tungsten GmbH	Peru
Tungsten	H.C. Starck Tungsten GmbH	Portugal
Tungsten	H.C. Starck Tungsten GmbH	Russian Federation
Tungsten	H.C. Starck Tungsten GmbH	Rwanda
Tungsten	H.C. Starck Tungsten GmbH	Sierra Leone
Tungsten	H.C. Starck Tungsten GmbH	Singapore
Tungsten	H.C. Starck Tungsten GmbH	Slovakia
Tungsten	H.C. Starck Tungsten GmbH	Spain
Tungsten	H.C. Starck Tungsten GmbH	Suriname
Tungsten	H.C. Starck Tungsten GmbH	Switzerland
Tungsten	H.C. Starck Tungsten GmbH	Taiwan
Tungsten	H.C. Starck Tungsten GmbH	Thailand
Tungsten	H.C. Starck Tungsten GmbH	United Kingdom
Tungsten	H.C. Starck Tungsten GmbH	United States
Tungsten	H.C. Starck Tungsten GmbH	United States
Tungsten	H.C. Starck Tungsten GmbH	Viet Nam
Tungsten	H.C. Starck Tungsten GmbH	Zimbabwe
Tungsten	HANNAE FOR T Co., Ltd.	No known country of origin.
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Argentina

Tungsten	Hunan Chenzhou Mining Co., Ltd.	Australia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Austria
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Belgium
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Bolivia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Brazil
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Cambodia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Canada
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Chile
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Colombia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Czech Republic
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Djibouti
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Ecuador
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Egypt
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Estonia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Ethiopia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	France
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Germany
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Guyana
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Hungary
Tungsten	Hunan Chenzhou Mining Co., Ltd.	India
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Indonesia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Ireland
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Israel
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Ivory Coast
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Japan
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Kazakhstan
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Korea, Republic of
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Laos
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Luxembourg
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Madagascar
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Malaysia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Mongolia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Myanmar
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Namibia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Netherlands
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Nigeria
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Peru
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Portugal
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Russian Federation

Tungsten	Hunan Chenzhou Mining Co., Ltd.	Sierra Leone
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Singapore
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Slovakia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Spain
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Suriname
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Switzerland
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Taiwan
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Thailand
Tungsten	Hunan Chenzhou Mining Co., Ltd.	United Kingdom
Tungsten	Hunan Chenzhou Mining Co., Ltd.	United States
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Viet Nam
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Zimbabwe
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Argentina
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Australia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Austria
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Belgium
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Bolivia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Brazil
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Cambodia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Canada
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Chile
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Colombia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Czech Republic
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Djibouti
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Ecuador
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Egypt
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Estonia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Ethiopia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	France
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Germany
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Guyana
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hungary
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	India
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Indonesia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Ireland
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Israel
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Ivory Coast
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Japan
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Japan
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Kazakhstan
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Korea, Republic of
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Laos

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Luxembourg
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Madagascar
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Malaysia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Mongolia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Mozambique
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Myanmar
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Namibia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Netherlands
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Nigeria
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Peru
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Portugal
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Russian Federation
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Sierra Leone
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Singapore
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Slovakia
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Spain
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Suriname
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Switzerland
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Taiwan
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Thailand
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	United Kingdom
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	United States
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Viet Nam
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Zimbabwe
Tungsten	Hydrometallurg, JSC	Argentina
Tungsten	Hydrometallurg, JSC	Australia
Tungsten	Hydrometallurg, JSC	Austria
Tungsten	Hydrometallurg, JSC	Belgium
Tungsten	Hydrometallurg, JSC	Bolivia
Tungsten	Hydrometallurg, JSC	Brazil
Tungsten	Hydrometallurg, JSC	Cambodia
Tungsten	Hydrometallurg, JSC	Canada
Tungsten	Hydrometallurg, JSC	Chile
Tungsten	Hydrometallurg, JSC	China
Tungsten	Hydrometallurg, JSC	Czech Republic
Tungsten	Hydrometallurg, JSC	Djibouti
Tungsten	Hydrometallurg, JSC	DRC- Congo (Kinshasa)
Tungsten	Hydrometallurg, JSC	Ecuador
Tungsten	Hydrometallurg, JSC	Egypt
Tungsten	Hydrometallurg, JSC	Estonia
Tungsten	Hydrometallurg, JSC	Ethiopia
Tungsten	Hydrometallurg, JSC	France
Tungsten	Hydrometallurg, JSC	Germany
Tungsten	Hydrometallurg, JSC	Guyana
Tungsten	Hydrometallurg, JSC	Hungary

Tungsten	Hydrometallurg, JSC	India
Tungsten	Hydrometallurg, JSC	Indonesia
Tungsten	Hydrometallurg, JSC	Ireland
Tungsten	Hydrometallurg, JSC	Israel
Tungsten	Hydrometallurg, JSC	Ivory Coast
Tungsten	Hydrometallurg, JSC	Japan
Tungsten	Hydrometallurg, JSC	Kazakhstan
Tungsten	Hydrometallurg, JSC	Korea, Republic of
Tungsten	Hydrometallurg, JSC	Laos
Tungsten	Hydrometallurg, JSC	Luxembourg
Tungsten	Hydrometallurg, JSC	Madagascar
Tungsten	Hydrometallurg, JSC	Malaysia
Tungsten	Hydrometallurg, JSC	Mongolia
Tungsten	Hydrometallurg, JSC	Myanmar
Tungsten	Hydrometallurg, JSC	Namibia
Tungsten	Hydrometallurg, JSC	Netherlands
Tungsten	Hydrometallurg, JSC	Nigeria
Tungsten	Hydrometallurg, JSC	Peru
Tungsten	Hydrometallurg, JSC	Portugal
Tungsten	Hydrometallurg, JSC	Russian Federation
Tungsten	Hydrometallurg, JSC	Sierra Leone
Tungsten	Hydrometallurg, JSC	Slovakia
Tungsten	Hydrometallurg, JSC	Spain
Tungsten	Hydrometallurg, JSC	Suriname
Tungsten	Hydrometallurg, JSC	Switzerland
Tungsten	Hydrometallurg, JSC	Taiwan
Tungsten	Hydrometallurg, JSC	Thailand
Tungsten	Hydrometallurg, JSC	United Kingdom
Tungsten	Hydrometallurg, JSC	United States
Tungsten	Hydrometallurg, JSC	Viet Nam
Tungsten	Hydrometallurg, JSC	Zimbabwe
Tungsten	Japan New Metals Co., Ltd.	Argentina
Tungsten	Japan New Metals Co., Ltd.	Australia
Tungsten	Japan New Metals Co., Ltd.	Austria
Tungsten	Japan New Metals Co., Ltd.	Belgium
Tungsten	Japan New Metals Co., Ltd.	Bolivia
Tungsten	Japan New Metals Co., Ltd.	Brazil
Tungsten	Japan New Metals Co., Ltd.	Cambodia
Tungsten	Japan New Metals Co., Ltd.	Canada
Tungsten	Japan New Metals Co., Ltd.	Chile
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China

Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	China
Tungsten	Japan New Metals Co., Ltd.	Czech Republic
Tungsten	Japan New Metals Co., Ltd.	Djibouti
Tungsten	Japan New Metals Co., Ltd.	Ecuador
Tungsten	Japan New Metals Co., Ltd.	Egypt
Tungsten	Japan New Metals Co., Ltd.	Estonia
Tungsten	Japan New Metals Co., Ltd.	Ethiopia
Tungsten	Japan New Metals Co., Ltd.	France
Tungsten	Japan New Metals Co., Ltd.	Germany
Tungsten	Japan New Metals Co., Ltd.	Guyana
Tungsten	Japan New Metals Co., Ltd.	Hungary
Tungsten	Japan New Metals Co., Ltd.	India
Tungsten	Japan New Metals Co., Ltd.	Indonesia
Tungsten	Japan New Metals Co., Ltd.	Ireland
Tungsten	Japan New Metals Co., Ltd.	Israel
Tungsten	Japan New Metals Co., Ltd.	Ivory Coast
Tungsten	Japan New Metals Co., Ltd.	Japan
Tungsten	Japan New Metals Co., Ltd.	Kazakhstan
Tungsten	Japan New Metals Co., Ltd.	Korea, Republic of
Tungsten	Japan New Metals Co., Ltd.	Laos
Tungsten	Japan New Metals Co., Ltd.	Luxembourg
Tungsten	Japan New Metals Co., Ltd.	Madagascar
Tungsten	Japan New Metals Co., Ltd.	Malaysia
Tungsten	Japan New Metals Co., Ltd.	Mongolia
Tungsten	Japan New Metals Co., Ltd.	Myanmar
Tungsten	Japan New Metals Co., Ltd.	Namibia
Tungsten	Japan New Metals Co., Ltd.	Netherlands
Tungsten	Japan New Metals Co., Ltd.	Nigeria
Tungsten	Japan New Metals Co., Ltd.	Peru
Tungsten	Japan New Metals Co., Ltd.	Portugal
Tungsten	Japan New Metals Co., Ltd.	Russian Federation
Tungsten	Japan New Metals Co., Ltd.	Sierra Leone
Tungsten	Japan New Metals Co., Ltd.	Slovakia
Tungsten	Japan New Metals Co., Ltd.	Spain
Tungsten	Japan New Metals Co., Ltd.	Suriname
Tungsten	Japan New Metals Co., Ltd.	Switzerland
Tungsten	Japan New Metals Co., Ltd.	Taiwan
Tungsten	Japan New Metals Co., Ltd.	Thailand
Tungsten	Japan New Metals Co., Ltd.	United Kingdom
Tungsten	Japan New Metals Co., Ltd.	United States
Tungsten	Japan New Metals Co., Ltd.	Viet Nam
Tungsten	Japan New Metals Co., Ltd.	Zimbabwe

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Argentina
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Australia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Austria
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Belgium
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Bolivia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Brazil
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Cambodia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Canada
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Chile
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Czech Republic
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Djibouti
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Ecuador
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Egypt
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Estonia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Ethiopia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	France
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Germany
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Guyana
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Hungary
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	India
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Indonesia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Ireland
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Israel
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Ivory Coast
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Japan
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Kazakhstan
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Korea, Republic of
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Laos
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Luxembourg
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Madagascar
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Malaysia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Mongolia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Myanmar
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Namibia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Netherlands
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Nigeria
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Peru
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Portugal
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Russian Federation
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Sierra Leone
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Slovakia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Spain
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Suriname

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Switzerland
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Taiwan
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Thailand
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	United Kingdom
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	United States
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Viet Nam
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Zimbabwe
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Korea, Republic of
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Australia
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Bolivia
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Brazil
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Canada
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	DRC- Congo (Kinshasa)
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Indonesia
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Malaysia
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Peru
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Russian Federation
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Argentina
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Australia
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Brazil
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Canada
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Chile
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Guinea
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Japan
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Mexico
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Papua New Guinea
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Peru
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Singapore
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	United States
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	No known country of origin.
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	No known country of origin.
Tungsten	Kennametal Fallon	Bolivia
Tungsten	Kennametal Fallon	China
Tungsten	Kennametal Fallon	Portugal
Tungsten	Kennametal Fallon	Recycle/Scrap
Tungsten	Kennametal Fallon	Russian Federation
Tungsten	Kennametal Fallon	United States

Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Fallon	Viet Nam
Tungsten	Kennametal Huntsville	Argentina
Tungsten	Kennametal Huntsville	Australia
Tungsten	Kennametal Huntsville	Austria
Tungsten	Kennametal Huntsville	Belgium
Tungsten	Kennametal Huntsville	Bolivia
Tungsten	Kennametal Huntsville	Brazil
Tungsten	Kennametal Huntsville	Cambodia
Tungsten	Kennametal Huntsville	Canada
Tungsten	Kennametal Huntsville	Chile
Tungsten	Kennametal Huntsville	China
Tungsten	Kennametal Huntsville	China
Tungsten	Kennametal Huntsville	Colombia
Tungsten	Kennametal Huntsville	Czech Republic
Tungsten	Kennametal Huntsville	Djibouti
Tungsten	Kennametal Huntsville	Ecuador
Tungsten	Kennametal Huntsville	Egypt
Tungsten	Kennametal Huntsville	Estonia
Tungsten	Kennametal Huntsville	Ethiopia
Tungsten	Kennametal Huntsville	France
Tungsten	Kennametal Huntsville	Germany
Tungsten	Kennametal Huntsville	Guyana
Tungsten	Kennametal Huntsville	Hungary
Tungsten	Kennametal Huntsville	India
Tungsten	Kennametal Huntsville	Indonesia
Tungsten	Kennametal Huntsville	Ireland
Tungsten	Kennametal Huntsville	Israel
Tungsten	Kennametal Huntsville	Ivory Coast
Tungsten	Kennametal Huntsville	Japan
Tungsten	Kennametal Huntsville	Kazakhstan
Tungsten	Kennametal Huntsville	Korea, Republic of
Tungsten	Kennametal Huntsville	Laos
Tungsten	Kennametal Huntsville	Luxembourg
Tungsten	Kennametal Huntsville	Madagascar
Tungsten	Kennametal Huntsville	Malaysia
Tungsten	Kennametal Huntsville	Mongolia
Tungsten	Kennametal Huntsville	Myanmar
Tungsten	Kennametal Huntsville	Namibia
Tungsten	Kennametal Huntsville	Netherlands
Tungsten	Kennametal Huntsville	Nigeria
Tungsten	Kennametal Huntsville	Peru
Tungsten	Kennametal Huntsville	Portugal
Tungsten	Kennametal Huntsville	Russian Federation
Tungsten	Kennametal Huntsville	Sierra Leone

Tungsten	Kennametal Huntsville	Singapore
Tungsten	Kennametal Huntsville	Slovakia
Tungsten	Kennametal Huntsville	South Africa
Tungsten	Kennametal Huntsville	Spain
Tungsten	Kennametal Huntsville	Suriname
Tungsten	Kennametal Huntsville	Switzerland
Tungsten	Kennametal Huntsville	Taiwan
Tungsten	Kennametal Huntsville	Thailand
Tungsten	Kennametal Huntsville	United Kingdom
Tungsten	Kennametal Huntsville	United States
Tungsten	Kennametal Huntsville	United States
Tungsten	Kennametal Huntsville	Viet Nam
Tungsten	Kennametal Huntsville	Zimbabwe
Tungsten	Lianyou Metals Co., Ltd.	No known country of origin.
Tungsten	LLC Vostok	No known country of origin.
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Argentina
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Australia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Austria
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Belgium
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Bolivia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Brazil
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Cambodia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Canada
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Chile
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Colombia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Czech Republic
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Djibouti
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Ecuador
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Egypt
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Estonia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Ethiopia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	France
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Germany
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Guyana
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Hungary
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	India
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Indonesia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Ireland
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Israel
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Ivory Coast
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Japan
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Kazakhstan
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Korea, Republic of
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Laos

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Luxembourg
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Madagascar
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malaysia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Mongolia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Myanmar
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Namibia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Netherlands
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Nigeria
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Peru
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Portugal
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Russian Federation
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Sierra Leone
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Singapore
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Slovakia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Spain
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Suriname
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Switzerland
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Taiwan
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Thailand
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	United Kingdom
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	United States
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Viet Nam
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Zimbabwe
Tungsten	Masan High-Tech Materials	Argentina
Tungsten	Masan High-Tech Materials	Australia
Tungsten	Masan High-Tech Materials	Austria
Tungsten	Masan High-Tech Materials	Belgium
Tungsten	Masan High-Tech Materials	Bolivia
Tungsten	Masan High-Tech Materials	Brazil
Tungsten	Masan High-Tech Materials	Cambodia
Tungsten	Masan High-Tech Materials	Canada
Tungsten	Masan High-Tech Materials	Chile
Tungsten	Masan High-Tech Materials	China
Tungsten	Masan High-Tech Materials	Colombia
Tungsten	Masan High-Tech Materials	Czech Republic
Tungsten	Masan High-Tech Materials	Djibouti
Tungsten	Masan High-Tech Materials	Ecuador
Tungsten	Masan High-Tech Materials	Egypt
Tungsten	Masan High-Tech Materials	Estonia
Tungsten	Masan High-Tech Materials	Ethiopia
Tungsten	Masan High-Tech Materials	France
Tungsten	Masan High-Tech Materials	Germany
Tungsten	Masan High-Tech Materials	Guyana
Tungsten	Masan High-Tech Materials	Hungary
Tungsten	Masan High-Tech Materials	India

Tungsten	Masan High-Tech Materials	Indonesia
Tungsten	Masan High-Tech Materials	Ireland
Tungsten	Masan High-Tech Materials	Israel
Tungsten	Masan High-Tech Materials	Ivory Coast
Tungsten	Masan High-Tech Materials	Japan
Tungsten	Masan High-Tech Materials	Kazakhstan
Tungsten	Masan High-Tech Materials	Korea, Republic of
Tungsten	Masan High-Tech Materials	Laos
Tungsten	Masan High-Tech Materials	Luxembourg
Tungsten	Masan High-Tech Materials	Madagascar
Tungsten	Masan High-Tech Materials	Malaysia
Tungsten	Masan High-Tech Materials	Mongolia
Tungsten	Masan High-Tech Materials	Myanmar
Tungsten	Masan High-Tech Materials	Namibia
Tungsten	Masan High-Tech Materials	Netherlands
Tungsten	Masan High-Tech Materials	Nigeria
Tungsten	Masan High-Tech Materials	Peru
Tungsten	Masan High-Tech Materials	Portugal
Tungsten	Masan High-Tech Materials	Russian Federation
Tungsten	Masan High-Tech Materials	Sierra Leone
Tungsten	Masan High-Tech Materials	Singapore
Tungsten	Masan High-Tech Materials	Slovakia
Tungsten	Masan High-Tech Materials	Spain
Tungsten	Masan High-Tech Materials	Suriname
Tungsten	Masan High-Tech Materials	Switzerland
Tungsten	Masan High-Tech Materials	Taiwan
Tungsten	Masan High-Tech Materials	Thailand
Tungsten	Masan High-Tech Materials	United Kingdom
Tungsten	Masan High-Tech Materials	United States
Tungsten	Masan High-Tech Materials	Viet Nam
Tungsten	Masan High-Tech Materials	Zimbabwe
Tungsten	Moliren Ltd.	No known country of origin.
Tungsten	Niagara Refining LLC	Argentina
Tungsten	Niagara Refining LLC	Australia
Tungsten	Niagara Refining LLC	Austria
Tungsten	Niagara Refining LLC	Belgium
Tungsten	Niagara Refining LLC	Bolivia
Tungsten	Niagara Refining LLC	Brazil
Tungsten	Niagara Refining LLC	Cambodia
Tungsten	Niagara Refining LLC	Canada
Tungsten	Niagara Refining LLC	Chile
Tungsten	Niagara Refining LLC	China
Tungsten	Niagara Refining LLC	Colombia
Tungsten	Niagara Refining LLC	Czech Republic
Tungsten	Niagara Refining LLC	Djibouti

Tungsten	Niagara Refining LLC	Ecuador
Tungsten	Niagara Refining LLC	Egypt
Tungsten	Niagara Refining LLC	Estonia
Tungsten	Niagara Refining LLC	Ethiopia
Tungsten	Niagara Refining LLC	France
Tungsten	Niagara Refining LLC	Germany
Tungsten	Niagara Refining LLC	Guyana
Tungsten	Niagara Refining LLC	Hungary
Tungsten	Niagara Refining LLC	India
Tungsten	Niagara Refining LLC	Indonesia
Tungsten	Niagara Refining LLC	Ireland
Tungsten	Niagara Refining LLC	Israel
Tungsten	Niagara Refining LLC	Ivory Coast
Tungsten	Niagara Refining LLC	Japan
Tungsten	Niagara Refining LLC	Kazakhstan
Tungsten	Niagara Refining LLC	Korea, Republic of
Tungsten	Niagara Refining LLC	Laos
Tungsten	Niagara Refining LLC	Luxembourg
Tungsten	Niagara Refining LLC	Madagascar
Tungsten	Niagara Refining LLC	Malaysia
Tungsten	Niagara Refining LLC	Mexico
Tungsten	Niagara Refining LLC	Mongolia
Tungsten	Niagara Refining LLC	Myanmar
Tungsten	Niagara Refining LLC	Namibia
Tungsten	Niagara Refining LLC	Netherlands
Tungsten	Niagara Refining LLC	Nigeria
Tungsten	Niagara Refining LLC	Peru
Tungsten	Niagara Refining LLC	Portugal
Tungsten	Niagara Refining LLC	Russian Federation
Tungsten	Niagara Refining LLC	Sierra Leone
Tungsten	Niagara Refining LLC	Singapore
Tungsten	Niagara Refining LLC	Slovakia
Tungsten	Niagara Refining LLC	Spain
Tungsten	Niagara Refining LLC	Suriname
Tungsten	Niagara Refining LLC	Switzerland
Tungsten	Niagara Refining LLC	Taiwan
Tungsten	Niagara Refining LLC	Thailand
Tungsten	Niagara Refining LLC	United Kingdom
Tungsten	Niagara Refining LLC	United States
Tungsten	Niagara Refining LLC	Viet Nam
Tungsten	Niagara Refining LLC	Zimbabwe
Tungsten	NPP Tyazhmetprom LLC	No known country of origin.
Tungsten	OOO “Technolom” 1	No known country of origin.
Tungsten	OOO “Technolom” 2	No known country of origin.
Tungsten	Philippine Chuangxin Industrial Co., Inc.	No known country of origin.

Tungsten	TANIOBIS Smelting GmbH & Co. KG	No known country of origin.
Tungsten	Tungsten Vietnam Joint Stock Company	No known country of origin.
Tungsten	Unecha Refractory Metals Plant	No known country of origin.
Tungsten	Wolfram Bergbau und Hutten AG	Australia
Tungsten	Wolfram Bergbau und Hutten AG	Austria
Tungsten	Wolfram Bergbau und Hutten AG	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Australia
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Bolivia
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Brazil
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Burundi
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Canada
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Malaysia
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Mexico
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Niger
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Nigeria
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Russian Federation
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Rwanda
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Spain
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Thailand
Tungsten	Xiamen Tungsten Co., Ltd.	Argentina
Tungsten	Xiamen Tungsten Co., Ltd.	Australia
Tungsten	Xiamen Tungsten Co., Ltd.	Austria
Tungsten	Xiamen Tungsten Co., Ltd.	Belgium
Tungsten	Xiamen Tungsten Co., Ltd.	Bolivia
Tungsten	Xiamen Tungsten Co., Ltd.	Brazil
Tungsten	Xiamen Tungsten Co., Ltd.	Cambodia
Tungsten	Xiamen Tungsten Co., Ltd.	Canada
Tungsten	Xiamen Tungsten Co., Ltd.	Canada
Tungsten	Xiamen Tungsten Co., Ltd.	Chile
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	Colombia
Tungsten	Xiamen Tungsten Co., Ltd.	Czech Republic
Tungsten	Xiamen Tungsten Co., Ltd.	Djibouti
Tungsten	Xiamen Tungsten Co., Ltd.	DRC- Congo (Kinshasa)
Tungsten	Xiamen Tungsten Co., Ltd.	Ecuador
Tungsten	Xiamen Tungsten Co., Ltd.	Egypt

Tungsten	Xiamen Tungsten Co., Ltd.	Estonia
Tungsten	Xiamen Tungsten Co., Ltd.	Ethiopia
Tungsten	Xiamen Tungsten Co., Ltd.	France
Tungsten	Xiamen Tungsten Co., Ltd.	Germany
Tungsten	Xiamen Tungsten Co., Ltd.	Guyana
Tungsten	Xiamen Tungsten Co., Ltd.	Hungary
Tungsten	Xiamen Tungsten Co., Ltd.	India
Tungsten	Xiamen Tungsten Co., Ltd.	Indonesia
Tungsten	Xiamen Tungsten Co., Ltd.	Ireland
Tungsten	Xiamen Tungsten Co., Ltd.	Israel
Tungsten	Xiamen Tungsten Co., Ltd.	Ivory Coast
Tungsten	Xiamen Tungsten Co., Ltd.	Japan
Tungsten	Xiamen Tungsten Co., Ltd.	Kazakhstan
Tungsten	Xiamen Tungsten Co., Ltd.	Korea, Republic of
Tungsten	Xiamen Tungsten Co., Ltd.	Laos
Tungsten	Xiamen Tungsten Co., Ltd.	Luxembourg
Tungsten	Xiamen Tungsten Co., Ltd.	Madagascar
Tungsten	Xiamen Tungsten Co., Ltd.	Malaysia
Tungsten	Xiamen Tungsten Co., Ltd.	Mexico
Tungsten	Xiamen Tungsten Co., Ltd.	Mongolia
Tungsten	Xiamen Tungsten Co., Ltd.	Myanmar
Tungsten	Xiamen Tungsten Co., Ltd.	Namibia
Tungsten	Xiamen Tungsten Co., Ltd.	Netherlands
Tungsten	Xiamen Tungsten Co., Ltd.	Niger
Tungsten	Xiamen Tungsten Co., Ltd.	Nigeria
Tungsten	Xiamen Tungsten Co., Ltd.	Peru
Tungsten	Xiamen Tungsten Co., Ltd.	Portugal
Tungsten	Xiamen Tungsten Co., Ltd.	Russian Federation
Tungsten	Xiamen Tungsten Co., Ltd.	Russian Federation
Tungsten	Xiamen Tungsten Co., Ltd.	Rwanda
Tungsten	Xiamen Tungsten Co., Ltd.	Sierra Leone
Tungsten	Xiamen Tungsten Co., Ltd.	Singapore
Tungsten	Xiamen Tungsten Co., Ltd.	Slovakia
Tungsten	Xiamen Tungsten Co., Ltd.	Spain
Tungsten	Xiamen Tungsten Co., Ltd.	Suriname
Tungsten	Xiamen Tungsten Co., Ltd.	Switzerland
Tungsten	Xiamen Tungsten Co., Ltd.	Taiwan
Tungsten	Xiamen Tungsten Co., Ltd.	Thailand
Tungsten	Xiamen Tungsten Co., Ltd.	United Kingdom
Tungsten	Xiamen Tungsten Co., Ltd.	United States
Tungsten	Xiamen Tungsten Co., Ltd.	United States
Tungsten	Xiamen Tungsten Co., Ltd.	Viet Nam
Tungsten	Xiamen Tungsten Co., Ltd.	Zimbabwe
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	No known country of origin.